UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2009

EATON VANCE BALANCED FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Balanced Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	After an uncertain first quarter of 2009 in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003. In the fixed income space, the Barclays Capital U.S. Aggregate Index returned 5.93%.

•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped to replenish many of the investor losses caused by the financial crisis of 2008.

•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.[1]

•	In the fixed income markets, Treasuries underperformed all other major bond sectors in 2009. In general, the riskier the asset class, the better the return. High-yield bonds and bank loans had the strongest returns, followed by commercial mortgage-backed securities and investment-grade corporate bonds. On the lower end of the risk spectrum, government agency mortgage-backed securities and government agency debt advanced only slightly.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	In November 2009, the Fund[2] reallocated its assets from Capital Growth Portfolio and Large-Cap Value Portfolio to a new investment option, Large-Cap Core Research Portfolio. This new investment option – managed by Charles B. Gaffney – constitutes a blend of both the growth and value investment styles, and generally intends to maintain investments in substantially all of the market sectors represented in the S&P 500 Index. As of December 31, 2009, the Fund had approximately 74% of its net assets invested in equities. Meanwhile, the Investment Grade Income Portfolio was not affected by this change and remained as an active allocation of the Fund.

•	The Fund produced a solid double-digit result for the 12-month period ending December 31, 2009, but its performance trailed that of both the S&P 500 Index and the Lipper peer group average. This lagging performance was largely the result of a below-index return from the Fund’s investment in Large-Cap Value Portfolio during the time that it was an active allocation option for the Fund. The return of the value-oriented Portfolio could not keep pace with that of the S&P 500 Index during an investment environment that rewarded cyclical growth stocks at the expense of value stocks. Amid the rally in growth stocks, however, the Fund’s investment in Capital Growth Portfolio performed extremely well, easily outpacing the S&P 500 Index and posting a return that benefited from both stock selection and sector allocation.

Total Return Performance
12/31/08 – 12/31/09

Class A3	22.99%
Class B3	22.01%
Class C3	21.98%
S&P 500 Index[1]	26.47%
Barclays Capital U.S. Aggregate Index[1]	5.93%
Lipper Mixed-Asset Target Allocation Growth Funds Average[1]	25.28%
See page 4 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests its assets in two separate registered investment companies: Large-Cap Core Research Portfolio and Investment Grade Income Portfolio. References to investments are to the Portfolios’ holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Absent a reduction of expenses by the administrator of the Fund, the returns would be lower.

1

Eaton Vance Balanced Fund as of December 31, 2009
MANAGEMENT’ S DISCUSSION OF FUND PERFORMANCE
•	During the 10-month period that it was an active allocation option for the Fund, the Capital Growth Portfolio rose more than 36%. This result widely outperformed the S&P 500 Index, which gained about 17% during the same period, and it also outdistanced the Russell Mid-Cap Growth Index, a broad-based, unmanaged index of U.S. growth stocks, which advanced nearly 32%. Stock selection in such cyclical sectors as financials, materials, energy, industrials and information technology contributed significantly to the Portfolio’s relative performance. An overweighted allocation to the financials sector, as well as an underweighted position in industrials, also bolstered the Portfolio’s performance. Inopportune investments in segments of the health care and consumer discretionary sectors slightly offset some of this excess performance versus the mid-cap growth index.

•	Over the same 10-month time frame, the Large-Cap Value Portfolio underperformed the Russell 1000 Value Index — a broad-based, unmanaged index of U.S. value stocks — mostly due to security selection in the consumer discretionary and financials sectors. In particular, stock selection in the insurance and media industries detracted the most from relative performance. On the upside, stock selection in the energy and utilities sectors were key contributors on a relative basis, while a sizable overweighting in information technology — among the Index’s best-performing sectors — also contributed, most notably in the computers and peripherals industry.

•	During its two-month period as an active allocation option of the Fund, Large-Cap Core Research Portfolio generated a single-digit positive return, outperforming the S&P 500 Index due mainly to solid stock selection across a number of economic sectors. Information technology and materials were the best-performing sectors in both the Index and the Portfolio, with stock selection in the semiconductors and metals and mining industries providing the biggest boosts to the Portfolio’s relative performance. Opportune security selection in the oil/gas consumable fuels and diversified financial services industries also enhanced returns during the period. Management adheres to a strategy of seeking out financially sound, well-managed companies with attractive earnings and cash flow characteristics that offer strong capital appreciation potential.

•	As of December 31, 2009, the Fund had approximately 26% of its net assets invested in Investment Grade Income Portfolio, which invests primarily in fixed-income securities.[1] During the 12-month period, the Portfolio performed roughly in line with the Barclays Capital U.S. Aggregate Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the United States. Earlier in the period, management had increased the Portfolio’s exposure to commercial mortgage-backed securities (CMBS) and corporate bonds in the belief that the wide spreads offered in these sectors would more than compensate for the associated credit risk based on a positive macro-economic outlook. Relative weakness in the longer part of the yield curve and a higher quality bias, however, offset the benefits of that sector allocation strategy. In light of an outlook for slow, but positive economic growth and a potential emerging risk of inflation, management chose later in the period to alter the Portfolio’s positioning so as to guard against rising rates, to take advantage of tightening corporate spreads, especially in financials and CMBS, and finally, to anticipate the widening of mortgage-backed security spreads as the Federal Reserve winds down its purchase program. The Portfolio’s positioning reflected management’s relative value discipline and its expression of a generally conservative investment approach.

•	Effective February 1, 2010, Thomas H. Luster and Bernard Scozzafava became the portfolio managers of Investment Grade Income Portfolio. Mr. Luster has been a fixed-income analyst and portfolio manager at Eaton Vance for more than five years and is a Vice President of Eaton Vance and Boston Management and Research (BMR). Mr. Scozzafava has been a fixed-income analyst at Eaton Vance since March 2006. Prior to joining Eaton Vance, Mr. Scozzafava was a portfolio manager and credit analyst with MFS Investment Management. Mr. Scozzafava is a Vice President of Eaton Vance and BMR.

[1]	These securities may include preferred stocks, corporate bonds, U.S. Government securities, mortgage-backed securities and asset-backed securities.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Balanced Fund as of December 31, 2009
PORTFOLIO COMPOSITION
Asset Allocation*
By Fund’s pro-rated share of each Portfolio’s total investments (net of cash collateral maintained pursuant to the securities lending agreement)
Fixed-Income Investments — Allocation*
By Fund’s pro-rated share of each Portfolio’s total investments
Equity Investments — Sector Weightings*
By Fund’s pro-rated share of each Portfolio’s total investments

*	Investments in Large-Cap Core Research Portfolio represented approximately 74% of the Fund’s net assets, while Investment Grade Income Portfolio represented approximately 26% of the Fund’s net assets as of 12/31/09. The Portfolios’ total investments are reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to the securities lending agreement.

3

Eaton Vance Balanced Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance, and the Barclays Capital U.S. Aggregate Index, a broad-based, unmanaged index of investment-grade fixed income securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVIFX	EMIFX	ECIFX

Average Annual Total Returns (at net asset value)

One Year	22.99%	22.01%	21.98%
Five Years	3.73	2.96	2.94
Ten Years	3.12	2.34	2.33
Life of Fund†	9.20	5.60	5.41
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	15.85%	17.01%	20.98%
Five Years	2.49	2.61	2.94
Ten Years	2.52	2.34	2.33
Life of Fund†	9.12	5.60	5.41

†	Inception Dates – Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a reduction of expenses by the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.18%	1.94%	1.94%
Net Expense Ratio	1.14	1.90	1.90

[2]	Source: Prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reduction that cannot be terminated or decreased without the approval of the Trustees and shareholders and is intended to continue indefinitely. Without this expense reduction, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 4/1/32. A $10,000 hypothetical investment on 12/31/99 at net asset value in Class B shares and Class C shares would have been valued at $12,599 and $12,595, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Absent a reduction of expenses by the administrator, the returns would be lower.

4

Eaton Vance Balanced Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,180.30	$6.70
Class B	$1,000.00	$1,177.70	$10.81
Class C	$1,000.00	$1,175.30	$10.80

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.21
Class B	$1,000.00	$1,015.30	$10.01
Class C	$1,000.00	$1,015.30	$10.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% for Class A shares, 1.97% for Class B shares and 1.97% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Balanced Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Investment Grade Income Portfolio, at value (identified cost, $62,138,988)	$64,016,949
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $177,453,529)	184,347,833
Receivable for Fund shares sold	225,324
Interest receivable	4,826

Total assets	$248,594,932

Liabilities

Payable for Fund shares redeemed	$375,844
Payable to affiliates:
Distribution and service fees	87,097
Administration fee	9,723
Trustees’ fees	125
Accrued expenses	140,134

Total liabilities	$612,923

Net Assets	$247,982,009

Sources of Net Assets

Paid-in capital	$262,836,250
Accumulated net realized loss from Portfolios	(23,977,447)
Accumulated undistributed net investment income	350,941
Net unrealized appreciation from Portfolios	8,772,265

Total	$247,982,009

Class A Shares

Net Assets	$194,129,737
Shares Outstanding	30,002,986
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.47
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$6.86

Class B Shares

Net Assets	$18,889,429
Shares Outstanding	2,916,222
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.48

Class C Shares

Net Assets	$34,962,843
Shares Outstanding	5,384,328
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.49

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Interest allocated from Portfolios	$3,574,014
Dividends allocated from Portfolios (net of foreign taxes, $43,631)	2,752,917
Securities lending income allocated from Portfolios, net	107,912
Expenses allocated from Portfolios	(1,533,069)

Net investment income from Portfolios	$4,901,774

Expenses

Administration fee	$131,166
Distribution and service fees
Class A	447,727
Class B	181,402
Class C	322,388
Trustees’ fees and expenses	499
Custodian fee	45,350
Transfer and dividend disbursing agent fees	369,405
Legal and accounting services	42,410
Printing and postage	61,451
Registration fees	53,459
Miscellaneous	12,447

Total expenses	$1,667,704

Net investment income	$3,234,070

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$18,807,085
Net realized gain (loss) allocated from Portfolios —
Investment transactions	9,020,108
Financial futures contracts	(158,010)
Swap contracts	7,199
Foreign currency transactions	3,655

Net realized gain	$27,680,037

Change in unrealized appreciation (depreciation) allocated from Portfolios —
Investments	$15,239,608
Financial futures contracts	417,038
Swap contracts	28,979
Foreign currency	3,037

Net change in unrealized appreciation (depreciation)	$15,688,662

Net realized and unrealized gain	$43,368,699

Net increase in net assets from operations	$46,602,769

See notes to financial statements

6

Eaton Vance Balanced Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$3,234,070	$5,069,294
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency transactions	27,680,037	(50,641,967)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and foreign currency	15,688,662	(55,663,738)

Net increase (decrease) in net assets from operations	$46,602,769	$(101,236,411)

Distributions to shareholders —
From net investment income
Class A	$(2,904,692)	$(4,247,234)
Class B	(157,157)	(349,987)
Class C	(279,756)	(410,228)
From net realized gain
Class A	—	(3,958,439)
Class B	—	(562,675)
Class C	—	(572,369)

Total distributions to shareholders	$(3,341,605)	$(10,100,932)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$20,239,048	$103,230,670
Class B	2,871,511	9,872,769
Class C	8,436,806	31,864,967
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,244,290	5,986,840
Class B	126,678	731,154
Class C	223,268	766,819
Cost of shares redeemed
Class A	(46,128,990)	(69,985,605)
Class B	(5,072,184)	(9,406,071)
Class C	(12,652,289)	(14,267,134)
Net asset value of shares exchanged
Class A	2,384,692	3,683,761
Class B	(2,384,692)	(3,683,761)

Net increase (decrease) in net assets from Fund share transactions	$(29,711,862)	$58,794,409

Net increase (decrease) in net assets	$13,549,302	$(52,542,934)

	Year Ended	Year Ended
Net Assets	December 31, 2009	December 31, 2008

At beginning of year	$234,432,707	$286,975,641

At end of year	$247,982,009	$234,432,707

Accumulated undistributed net investment income included in net assets

At end of year	$350,941	$157,499

See notes to financial statements

7

Eaton Vance Balanced Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$5.350		$7.960	$7.600	$6.900	$6.650

Income (Loss) From Operations

Net investment income(1)	$0.089		$0.135	$0.137	$0.123	$0.078
Net realized and unrealized gain (loss)	1.124		(2.479)	1.067	0.866	0.274

Total income (loss) from operations	$1.213		$(2.344)	$1.204	$0.989	$0.352

Less Distributions

From net investment income	$(0.093)		$(0.133)	$(0.158)	$(0.117)	$(0.102)
From net realized gain	—		(0.133)	(0.686)	(0.172)	—

Total distributions	$(0.093)		$(0.266)	$(0.844)	$(0.289)	$(0.102)

Net asset value — End of year	$6.470		$5.350	$7.960	$7.600	$6.900

Total Return(2)	22.99%		(30.27)%	16.10%	14.47%	5.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$194,130		$181,381	$223,779	$163,835	$150,343
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.23%		1.14%	1.15%	1.18%	1.20%
Net investment income	1.57%		1.96%	1.69%	1.69%	1.19%
Portfolio Turnover of the Fund(6)	96%		22%	12%	7%	2%
Portfolio Turnover of Capital Growth Portfolio	—		293%	175%	158%	222%
Portfolio Turnover of Investment Grade Income Portfolio	94%		70%	130%	93%	66%
Portfolio Turnover of Large-Cap Value Portfolio	56%		61%	35%	52%	72%
Portfolio Turnover of Large-Cap Core Research Portfolio	10	%(7)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	For the period from commencement of operations, November 1, 2009, to December 31, 2009.

See notes to financial statements

8

Eaton Vance Balanced Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$5.360		$7.960	$7.600	$6.900	$6.620

Income (Loss) From Operations

Net investment income(1)	$0.047		$0.083	$0.076	$0.067	$0.029
Net realized and unrealized gain (loss)	1.122		(2.469)	1.068	0.867	0.265

Total income (loss) from operations	$1.169		$(2.386)	$1.144	$0.934	$0.294

Less Distributions

From net investment income	$(0.049)		$(0.081)	$(0.098)	$(0.062)	$(0.014)
From net realized gain	—		(0.133)	(0.686)	(0.172)	—

Total distributions	$(0.049)		$(0.214)	$(0.784)	$(0.234)	$(0.014)

Net asset value — End of year	$6.480		$5.360	$7.960	$7.600	$6.900

Total Return(2)	22.01%		(30.68)%	15.24%	13.60%	4.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,889		$20,127	$33,911	$31,414	$35,406
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.98%		1.90%	1.90%	1.93%	1.95%
Net investment income	0.83%		1.19%	0.94%	0.92%	0.44%
Portfolio Turnover of the Fund(6)	96%		22%	12%	7%	2%
Portfolio Turnover of Capital Growth Portfolio	—		293%	175%	158%	222%
Portfolio Turnover of Investment Grade Income Portfolio	94%		70%	130%	93%	66%
Portfolio Turnover of Large-Cap Value Portfolio	56%		61%	35%	52%	72%
Portfolio Turnover of Large-Cap Core Research Portfolio	10	%(7)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	For the period from commencement of operations, November 1, 2009, to December 31, 2009.

See notes to financial statements

9

Eaton Vance Balanced Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$5.370		$7.980	$7.620	$6.910	$6.630

Income (Loss) From Operations

Net investment income(1)	$0.047		$0.084	$0.076	$0.069	$0.029
Net realized and unrealized gain (loss)	1.122		(2.480)	1.068	0.875	0.266

Total income (loss) from operations	$1.169		$(2.396)	$1.144	$0.944	$0.295

Less Distributions

From net investment income	$(0.049)		$(0.081)	$(0.098)	$(0.062)	$(0.015)
From net realized gain	—		(0.133)	(0.686)	(0.172)	—

Total distributions	$(0.049)		$(0.214)	$(0.784)	$(0.234)	$(0.015)

Net asset value — End of year	$6.490		$5.370	$7.980	$7.620	$6.910

Total Return(2)	21.98%		(30.72)%	15.20%	13.73%	4.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$34,963		$32,925	$29,286	$16,480	$14,069
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.98%		1.90%	1.90%	1.93%	1.95%
Net investment income	0.83%		1.23%	0.94%	0.95%	0.44%
Portfolio Turnover of the Fund(6)	96%		22%	12%	7%	2%
Portfolio Turnover of Capital Growth Portfolio	—		293%	175%	158%	222%
Portfolio Turnover of Investment Grade Income Portfolio	94%		70%	130%	93%	66%
Portfolio Turnover of Large-Cap Value Portfolio	56%		61%	35%	52%	72%
Portfolio Turnover of Large-Cap Core Research Portfolio	10	%(7)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	For the period from commencement of operations, November 1, 2009, to December 31, 2009.

See notes to financial statements

10

Eaton Vance Balanced Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two Portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (49.4% and 86.1%, respectively, at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained

11

Eaton Vance Balanced Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $23,324,650 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

During the year ended December 31, 2009, a capital loss carryforward of $9,404,685 was utilized to offset net realized gains by the Fund.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

12

Eaton Vance Balanced Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$3,341,605	$5,007,449
Long-term capital gains	$—	$5,093,483

During the year ended December 31, 2009, accumulated net realized loss was increased by $1,621,178, accumulated undistributed net investment income was increased by $300,977 and paid-in capital was increased by $1,320,201 due to differences between book and tax accounting, primarily for investments in partnerships, swap contracts, premium amortization, distributions from real estate investment trusts, paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$261,812
Capital loss carryforward	$(23,324,650)
Net unrealized appreciation	$8,208,597

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to swap contracts, wash sales, partnership allocations, investments in partnerships and premium amortization.

3   Transactions with Affiliates

The Portfolios have engaged BMR, a subsidiary of EVM, to render investment advisory services. For the year ended December 31, 2009, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios was 0.56% of the Fund’s average daily net assets and amounted to $1,289,070. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is calculated at an annual rate not exceeding 0.10% of the Fund’s average daily net assets. EVM has contractually agreed to reduce its administration fee to the extent the combined adviser and administration fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007. Such contractual fee reduction cannot be terminated or decreased without Trustee and shareholder approval. For the year ended December 31, 2009, the administration fee was 0.06% of the Fund’s average daily net assets and amounted to $131,166. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by

13

Eaton Vance Balanced Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $15,918 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $29,603 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $447,727 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $136,051 and $241,791 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $380,000 and $4,028,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $45,351 and $80,597 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $8,000, $38,000 and $16,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Capital Growth Portfolio	$12,621,156	$104,525,454
Investment Grade Income Portfolio	12,812,279	43,348,601
Large-Cap Value Portfolio	12,403,160	100,702,956
Large-Cap Core Research Portfolio	181,890,576	5,646,557

14

Eaton Vance Balanced Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	3,582,262	15,340,878
Issued to shareholders electing to receive payments of distributions in Fund shares	410,890	838,110
Redemptions	(8,298,744)	(10,957,713)
Exchange from Class B shares	433,955	527,614

Net increase (decrease)	(3,871,637)	5,748,889

	Year Ended December 31,
Class B	2009	2008

Sales	497,592	1,386,053
Issued to shareholders electing to receive payments of distributions in Fund shares	24,103	100,166
Redemptions	(927,033)	(1,463,025)
Exchange to Class A shares	(433,553)	(527,478)

Net decrease	(838,891)	(504,284)

	Year Ended December 31,
Class C	2009	2008

Sales	1,494,383	4,537,335
Issued to shareholders electing to receive payments of distributions in Fund shares	42,197	105,280
Redemptions	(2,279,482)	(2,184,769)

Net increase (decrease)	(742,902)	2,457,846

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broads levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2009, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 19, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Balanced Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the years ended December 31, 2005 and 2006, with the exception of the Portfolio Turnover of the Fund (which has been added to the financial highlights and is explained therein) were audited by other auditors whose report, dated February 27, 2007 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the Portfolio Turnover of the Fund (which has been added to the financial highlights) appearing in the financial highlights for the years ended December 31, 2005 and 2006. This additional measure is explained in the financial highlights. Our procedures included recomputing the additional measure. In our opinion, such measure has been appropriately calculated. However, we were not engaged to audit, review, or apply any procedures to the 2005 or 2006 financial statements of the Fund other than with respect to the additional measure and, accordingly, we do not express an opinion or any other form of assurance on the 2005 or 2006 financial statements taken as a whole.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 19, 2010

16

Eaton Vance Balanced Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $2,329,142, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 63.09% qualifies for the corporate dividends received deduction.

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Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Capital Growth Portfolio, Large-Cap Value Portfolio and Investment Grade Income Portfolio (the “Portfolios”), the portfolios in which Eaton Vance Balanced Fund (the “Fund”) invests, each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios, including recent changes to such personnel. For the Investment Grade Income Portfolio, the Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser’s in-house research capabilities. For Capital Growth Portfolio and Large-Cap Value Portfolio, the Board noted the Adviser’s in-house equity research capabilities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

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Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

20

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Investment Grade Income Portfolio (IGIP) and Large-Cap Core Research Portfolio (LCCRP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee of the Trust and IGIP since 2007, of LCCRP since 2009 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust and IGIP since 2005 and of LCCRP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Of the Trust and IGIP since 2007 and of LCCRP since 2009	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust and IGIP since 2003 and of LCCRP since 2009	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust and IGIP since 2003 and of LCCRP since 2009	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Of the Trust and IGIP since 2008 and of LCCRP since 2009	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Of the Trust and IGIP since 2007 and of LCCRP since 2009	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

21

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998; of IGIP since 2000; and of LCCRP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and IGIP since 2005 and of LCCRP since 2009	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director — Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of LCCRP	Since 2009	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and President of IGIP	Vice President of the Trust since 2002 and President of IGIP since 2010	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President LCCRP	Vice President of the Trust since 2006 and President of LCCRP since 2009	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

22

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Dana C. Robinson 9/10/57	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005, of IGIP since 2008 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 (since 2009 for LCCRP) and Chief Legal Officer since 2008 (since 2009 for LCCRP)	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust and IGIP since 2004 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of
Investment Grade Income Portfolio and Large-Cap Core Research Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Balanced Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

162-2/10	BALSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2009

EATON VANCE DIVIDEND BUILDER FUND

Annual Report December 31, 2009 EATON VANCE DIVIDEND BUILDER FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122,or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Dividend Builder Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Judith A. Saryan, CFA
Co-Portfolio Manager

Charles B. Gaffney
Co-Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending December 31, 2009, the Fund[2] underperformed its primary benchmark, the S&P 500 Index (the “Index”), as well as the Russell 1000 Value Index and the Lipper Large-Cap Core Funds Classification.[1]
•	At a special meeting of shareholders of the Fund held on September 11, 2009, shareholders approved an amendment to the Fund’s fundamental investment policy on concentration that had required the Fund to invest at least 25% of total assets in equity securities of utilities companies. The approved amendment provides that the Fund may not invest 25% or more of its assets in any one industry and increases the Fund’s investment management flexibility.
•	Management believes that one of the primary reasons the Fund underperformed for the year was that, for much of the period, it was restricted to owning higher concentrations of utilities and telecommunications stocks, which significantly underperformed the broader equity markets during the period. In addition, the Fund’s stock selections in financials detracted from relative performance. Our caution on the financials sector resulted in not owning some of the lower-quality, high-beta stocks that rallied off their historic
Total Return Performance 12/31/08 – 12/31/09

Class A3	12.88%
Class B3	12.05
Class C3	12.05
Class I3	13.15
S&P 500 Index[1]	26.47
Russell 1000 Value Index[1]	19.69
Lipper Large-Cap Core Funds Average[1]	27.16
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Dividend Builder Portfolio, with the same investment objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Dividend Builder Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
lows during the period. During the first nine months of the period, the Fund’s required concentrations in telecommunications and utilities stocks—more than triple the benchmark weight—detracted from its relative performance. With the change in investment policy, however, the Fund is no longer restricted to owning such high concentrations in this industry. In the consumer discretionary sector, stock selection in media as well as hotels, restaurant & leisure detracted. The defensive nature of the Fund’s holdings within this sector created a short-term drag on performance, as investors rotated to riskier stocks.
•	In contrast, the energy sector was the largest positive contributor to the Fund’s performance; energy stocks held in the Fund performed significantly better than those in the Index. Consumer staples also contributed positively; specifically, the Fund was underweighted in household products, which underperformed, and had solid performance from stocks in the food products and beverage industries.
•	Management remains committed to a strategy of investing in companies that it believes may produce attractive levels of dividend income and are reasonably priced in relation to their fundamental value. We believe that continuing to focus on a research-driven investment process and risk management, as well as maintaining a commitment to a long-term investment perspective, will serve our shareholders well over the long term.
Portfolio Composition
Top 10 Holdings2

By net assets

Teva Pharmaceutical Industries, Ltd. ADR	2.4%
Vodafone Group PLC ADR	2.3
International Business Machines Corp.	2.3
Hewlett-Packard Co.	2.1
Wells Fargo & Co.	2.0
Nestle SA	2.0
Prudential Financial, Inc.	1.9
Verizon Communications, Inc.	1.9
Bank of America Corp.	1.9
PG&E Corp.	1.8

[2]	Top 10 Holdings represented 20.6% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings3
By net assets

[3]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

Eaton Vance Dividend Builder Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance, and the Russell 1000 Value Index, a broad-based, unmanaged market index of U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EVTMX	EMTMX	ECTMX	EIUTX

Average Annual Total Returns (at net asset value)
One Year	12.88%	12.05%	12.05%	13.15%
Five Years	6.00	5.22	5.22	N.A.
10 Years	4.76	3.97	3.96	N.A.
Life of Fund†	11.58	7.89	7.75	4.87

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.40%	7.05%	11.05%	13.15%
Five Years	4.74	4.90	5.22	N.A.
10 Years	4.14	3.97	3.96	N.A.
Life of Fund†	11.35	7.89	7.75	4.87

†	Inception Dates – Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.05%	1.80%	1.80%	0.80%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper, Inc. Class A of the Fund commenced investment operations on 12/18/81.
A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/31/99, and Class I shares on 6/20/05 (commencement of operations) would have been valued at $14,766, $14,754 and $12,406, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Eaton Vance Dividend Builder Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Dividend Builder Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)*

Actual
Class A	$1,000.00	$1,205.20	$6.50
Class B	$1,000.00	$1,200.00	$10.65
Class C	$1,000.00	$1,200.00	$10.65
Class I	$1,000.00	$1,206.80	$5.17

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95
Class B	$1,000.00	$1,015.50	$9.75
Class C	$1,000.00	$1,015.50	$9.75
Class I	$1,000.00	$1,020.50	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares and 0.93% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Dividend Builder Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Dividend Builder Portfolio, at value (identified cost, $1,217,967,330)	$1,474,191,820
Receivable for Fund shares sold	1,888,653

Total assets	$1,476,080,473

Liabilities

Payable for Fund shares redeemed	$5,424,884
Payable to affiliates:
Distribution and service fees	499,790
Trustees’ fees	125
Accrued expenses	763,697

Total liabilities	$6,688,496

Net Assets	$1,469,391,977

Sources of Net Assets

Paid-in capital	$1,729,696,800
Accumulated net realized loss from Portfolio	(519,056,843)
Accumulated undistributed net investment income	2,527,530
Net unrealized appreciation from Portfolio	256,224,490

Total	$1,469,391,977

Class A Shares

Net Assets	$1,107,722,129
Shares Outstanding	115,565,835
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.59
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.18

Class B Shares

Net Assets	$91,835,819
Shares Outstanding	9,554,759
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.61

Class C Shares

Net Assets	$218,955,263
Shares Outstanding	22,774,665
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.61

Class I Shares

Net Assets	$50,878,766
Shares Outstanding	5,309,859
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.58

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $3,991,447)	$72,147,795
Interest allocated from Portfolio	119,823
Securities lending income allocated from Portfolio, net	1,609,495
Expenses allocated from Portfolio	(9,188,005)

Total investment income from Portfolio	$64,689,108

Expenses

Distribution and service fees
Class A	$2,613,802
Class B	874,842
Class C	1,975,201
Trustees’ fees and expenses	500
Custodian fee	39,930
Transfer and dividend disbursing agent fees	2,383,871
Legal and accounting services	34,263
Printing and postage	927,762
Registration fees	134,516
Miscellaneous	24,520

Total expenses	$9,009,207

Net investment income	$55,679,901

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(173,627,645)
Foreign currency transactions	(95,642)

Net realized loss	$(173,723,287)

Change in unrealized appreciation (depreciation) —
Investments	$280,268,569
Foreign currency	40,884

Net change in unrealized appreciation (depreciation)	$280,309,453

Net realized and unrealized gain	$106,586,166

Net increase in net assets from operations	$162,266,067

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$55,679,901	$51,885,482
Net realized loss from investment and foreign currency transactions	(173,723,287)	(345,772,762)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	280,309,453	(568,687,891)

Net increase (decrease) in net assets from operations	$162,266,067	$(862,575,171)

Distributions to shareholders —
From net investment income
Class A	$(44,674,420)	$(42,410,388)
Class B	(3,121,142)	(2,891,183)
Class C	(7,009,028)	(5,383,959)
Class I	(1,114,774)	(468,418)
From net realized gain
Class A	—	(14,501,465)
Class B	—	(1,551,467)
Class C	—	(2,652,388)
Class I	—	(114,988)

Total distributions to shareholders	$(55,919,364)	$(69,974,256)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$290,207,544	$830,338,436
Class B	14,953,079	44,331,213
Class C	54,924,264	152,470,381
Class I	45,638,811	16,506,967
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	36,477,211	45,626,932
Class B	2,242,829	3,018,078
Class C	5,038,403	5,460,340
Class I	796,617	514,732
Cost of shares redeemed
Class A	(436,687,137)	(451,450,868)
Class B	(23,870,663)	(33,114,480)
Class C	(67,043,001)	(76,813,939)
Class I	(14,053,917)	(5,763,979)
Net asset value of shares exchanged
Class A	6,968,754	8,636,720
Class B	(6,968,754)	(8,636,720)

Net increase (decrease) in net assets from Fund share transactions	$(91,375,960)	$531,123,813

Net increase (decrease) in net assets	$14,970,743	$(401,425,614)

	Year Ended	Year Ended
Net Assets	December 31, 2009	December 31, 2008

At beginning of year	$1,454,421,234	$1,855,846,848

At end of year	$1,469,391,977	$1,454,421,234

Accumulated undistributed net investment income included in net assets

At end of year	$2,527,530	$2,862,635

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$8.860		$14.780	$13.250	$11.480	$9.790

Income (Loss) From Operations

Net investment income(1)	$0.358	(5)	$0.359	$0.324	$0.312	$0.252
Net realized and unrealized gain (loss)	0.732		(5.784)	2.643	2.863	1.708

Total income (loss) from operations	$1.090		$(5.425)	$2.967	$3.175	$1.960

Less Distributions

From net investment income	$(0.360)		$(0.360)	$(0.317)	$(0.357)	$(0.270)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—

Total distributions	$(0.360)		$(0.495)	$(1.437)	$(1.405)	$(0.270)

Net asset value — End of year	$9.590		$8.860	$14.780	$13.250	$11.480

Total Return(2)	12.88%		(37.56)%	22.87%	28.51%	20.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,107,722		$1,130,036	$1,417,844	$1,056,803	$664,966
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.19%		1.05%	1.04%	1.06%†	1.08%†
Net investment income	4.24	%(5)	2.98%	2.23%	2.50%†	2.35%†
Portfolio Turnover of the Portfolio	152%		148%	60%	76%	54%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.15%.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$8.890		$14.800	$13.260	$11.490	$9.750

Income (Loss) From Operations

Net investment income(1)	$0.294	(5)	$0.273	$0.214	$0.218	$0.171
Net realized and unrealized gain (loss)	0.727		(5.800)	2.654	2.864	1.711

Total income (loss) from operations	$1.021		$(5.527)	$2.868	$3.082	$1.882

Less Distributions

From net investment income	$(0.301)		$(0.248)	$(0.208)	$(0.264)	$(0.142)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—

Total distributions	$(0.301)		$(0.383)	$(1.328)	$(1.312)	$(0.142)

Net asset value — End of year	$9.610		$8.890	$14.800	$13.260	$11.490

Total Return(2)	12.05%		(38.03)%	22.01%	27.52%	19.40%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$91,836		$99,684	$164,233	$135,228	$102,515
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.94%		1.80%	1.79%	1.81%†	1.83%†
Net investment income	3.48	%(5)	2.24%	1.47%	1.74%†	1.59%†
Portfolio Turnover of the Portfolio	152%		148%	60%	76%	54%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.39%.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$8.890		$14.800	$13.260	$11.500	$9.740

Income (Loss) From Operations

Net investment income(1)	$0.298	(5)	$0.267	$0.215	$0.215	$0.165
Net realized and unrealized gain (loss)	0.723		(5.794)	2.654	2.857	1.720

Total income (loss) from operations	$1.021		$(5.527)	$2.869	$3.072	$1.885

Less Distributions

From net investment income	$(0.301)		$(0.248)	$(0.209)	$(0.264)	$(0.125)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—

Total distributions	$(0.301)		$(0.383)	$(1.329)	$(1.312)	$(0.125)

Net asset value — End of year	$9.610		$8.890	$14.800	$13.260	$11.500

Total Return(2)	12.05%		(38.03)%	22.01%	27.41%	19.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$218,955		$210,537	$263,148	$177,314	$122,099
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.94%		1.80%	1.79%	1.81%†	1.83%†
Net investment income	3.52	%(5)	2.22%	1.47%	1.72%†	1.54%†
Portfolio Turnover of the Portfolio	152%		148%	60%	76%	54%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.095 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.40%.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
						Period Ended
	2009		2008	2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$8.860		$14.790	$13.250	$11.480	$10.570

Income (Loss) From Operations

Net investment income(2)	$0.442	(9)	$0.366	$0.351	$0.341	$0.106
Net realized and unrealized gain	0.658		(5.764)	2.662	2.865	0.980

Total income (loss) from operations	$1.100		$(5.398)	$3.013	$3.206	$1.086

Less Distributions

From net investment income	$(0.380)		$(0.397)	$(0.353)	$(0.388)	$(0.176)
From net realized gain	—		(0.135)	(1.120)	(1.048)	—

Total distributions	$(0.380)		$(0.532)	$(1.473)	$(1.436)	$(0.176)

Net asset value — End of period	$9.580		$8.860	$14.790	$13.250	$11.480

Total Return(3)	13.15%		(37.40)%	23.25%	28.83%	10.31	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$50,879		$14,164	$10,622	$7,452	$4,793
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.94%		0.80%	0.79%	0.81%†	0.83	%(7)†
Net investment income	5.08	%(9)	3.13%	2.42%	2.73%†	1.76	%(7)†
Portfolio Turnover of the Portfolio	152%		148%	60%	76%	54	%(8)

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	For the period from the start of business, June 20, 2005, to December 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s fiscal year ended December 31, 2005.

(9)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.154 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.30%.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $518,648,998 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($224,317,802) and December 31, 2017 ($294,331,196).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Dividend Builder Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary Income	$55,919,364	$51,157,176
Long-term capital gains	—	$18,817,080

During the year ended December 31, 2009, accumulated undistributed net investment income was decreased by $95,642, accumulated net realized loss was decreased by $185,869 and paid-in capital was decreased by $90,227 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,519,735
Capital loss carryforward	$(518,648,998)
Net unrealized appreciation	$255,824,440

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $95,064 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $275,521 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

Eaton Vance Dividend Builder Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $2,613,802 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $656,131 and $1,481,468 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,214,000 and $25,721,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $218,711 and $493,733 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $12,000, $265,000 and $73,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $194,316,398 and $348,467,960, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	35,130,314	67,291,713
Issued to shareholders electing to receive payments of distributions in Fund shares	4,374,936	3,808,393
Redemptions	(52,305,530)	(40,207,231)
Exchange from Class B shares	836,061	726,595

Net increase (decrease)	(11,964,219)	31,619,470

Eaton Vance Dividend Builder Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class B	2009	2008

Sales	1,796,049	3,541,394
Issued to shareholders electing to receive payments of distributions in Fund shares	268,222	246,937
Redemptions	(2,889,232)	(2,946,322)
Exchange to Class A shares	(833,760)	(725,226)

Net increase (decrease)	(1,658,721)	116,783

	Year Ended December 31,
Class C	2009	2008

Sales	6,560,107	12,355,623
Issued to shareholders electing to receive payments of distributions in Fund shares	602,066	452,009
Redemptions	(8,066,097)	(6,906,098)

Net increase (decrease)	(903,924)	5,901,534

	Year Ended December 31,
Class I	2009	2008

Sales	5,165,579	1,363,014
Issued to shareholders electing to receive payments of distributions in Fund shares	93,709	44,317
Redemptions	(1,548,419)	(526,722)

Net increase	3,710,869	880,609

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Dividend Builder Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Dividend
Builder Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Dividend Builder Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $53,433,056 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 59.95% qualified for the corporate dividends received deduction.

Dividend Builder Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.1%

Security	Shares	Value

Aerospace & Defense — 2.4%

General Dynamics Corp.	340,000	$23,177,800
United Technologies Corp.	175,000	12,146,750

		$35,324,550

Beverages — 5.3%

Diageo PLC	1,000,000	$17,446,149
Foster’s Group, Ltd.	3,800,000	18,693,034
PepsiCo, Inc.	250,000	15,200,000
SABMiller PLC	900,000	26,454,706

		$77,793,889

Capital Markets — 2.5%

Goldman Sachs Group, Inc.	140,000	$23,637,600
Man Group PLC	2,650,000	13,078,699

		$36,716,299

Chemicals — 1.7%

Terra Industries, Inc.	800,000	$25,752,000

		$25,752,000

Commercial Banks — 3.5%

PNC Financial Services Group, Inc.	425,000	$22,435,750
Wells Fargo & Co.	1,091,672	29,464,227

		$51,899,977

Communications Equipment — 1.7%

QUALCOMM, Inc.	550,000	$25,443,000

		$25,443,000

Computers & Peripherals — 5.6%

Apple, Inc.(1)	80,000	$16,868,800
Hewlett-Packard Co.	600,000	30,906,000
International Business Machines Corp.	260,000	34,034,000

		$81,808,800

Consumer Finance — 0.6%

Capital One Financial Corp.	230,000	$8,818,200

		$8,818,200

Diversified Financial Services — 1.9%

Bank of America Corp.	1,850,000	$27,861,000

		$27,861,000

Diversified Telecommunication Services — 6.0%

AT&T, Inc.	350,000	$9,810,500
BCE, Inc.	525,000	14,495,250
Koninklijke KPN NV	600,000	10,198,491
Telefonica SA	700,000	19,592,336
Verizon Communications, Inc.	850,000	28,160,500
Windstream Corp.(2)	600,000	6,594,000

		$88,851,077

Electric Utilities — 3.7%

American Electric Power Co., Inc.	505,000	$17,568,950
Fortum Oyj	190,000	5,154,600
Iberdrola SA(2)	2,000,000	19,165,511
Terna Rete Elettrica Nazionale SpA(2)	3,000,000	12,901,717

		$54,790,778

Energy Equipment & Services — 2.7%

Diamond Offshore Drilling, Inc.(2)	175,000	$17,223,500
Halliburton Co.	200,000	6,018,000
National Oilwell Varco, Inc.	150,000	6,613,500
Technip SA	150,000	10,553,494

		$40,408,494

Food & Staples Retailing — 1.9%

Costco Wholesale Corp.	75,000	$4,437,750
Wal-Mart Stores, Inc.	450,000	24,052,500

		$28,490,250

Food Products — 2.0%

Nestle SA	600,000	$29,120,154

		$29,120,154

Health Care Equipment & Supplies — 1.1%

Covidien PLC	325,000	$15,564,250

		$15,564,250

Hotels, Restaurants & Leisure — 1.7%

McDonald’s Corp.	400,000	$24,976,000

		$24,976,000

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Products — 0.8%

Colgate-Palmolive Co.	150,000	$12,322,500

		$12,322,500

Industrial Conglomerates — 1.5%

Tyco International, Ltd.(1)	610,094	$21,768,154

		$21,768,154

Insurance — 5.3%

AXA SA	400,000	$9,391,590
Lincoln National Corp.	650,600	16,186,928
MetLife, Inc.	500,169	17,680,974
Prudential Financial, Inc.	576,304	28,676,887
Travelers Companies, Inc. (The)	125,000	6,232,500

		$78,168,879

IT Services — 2.4%

MasterCard, Inc., Class A(2)	80,000	$20,478,400
Western Union Co.	800,000	15,080,000

		$35,558,400

Machinery — 1.0%

Caterpillar, Inc.	250,000	$14,247,500

		$14,247,500

Media — 2.0%

DISH Network Corp.(2)	1,100,000	$22,847,000
Eutelsat Communications	212,167	6,807,187

		$29,654,187

Metals & Mining — 1.6%

BHP Billiton, Ltd. ADR(2)	250,000	$19,145,000
Goldcorp, Inc.	115,000	4,524,100

		$23,669,100

Multi-Utilities — 4.6%

Centrica PLC	2,000,000	$9,059,100
CMS Energy Corp.(2)	1,700,000	26,622,000
National Grid PLC	490,000	5,348,312
PG&E Corp.	600,000	26,790,000

		$67,819,412

Oil, Gas & Consumable Fuels — 8.9%

Anadarko Petroleum Corp.	300,000	$18,726,000
Apache Corp.	180,000	18,570,600
Chevron Corp.	240,000	18,477,600
Occidental Petroleum Corp.	269,000	21,883,150
Petroleo Brasileiro SA ADR(2)	300,000	14,304,000
Royal Dutch Shell PLC, Class A	400,000	12,104,103
Southwestern Energy Co.(1)	100,000	4,820,000
Total SA ADR	350,000	22,414,000

		$131,299,453

Personal Products — 0.5%

Avon Products, Inc.	250,000	$7,875,000

		$7,875,000

Pharmaceuticals — 13.0%

Abbott Laboratories	300,000	$16,197,000
AstraZeneca PLC	275,000	12,924,247
Bristol-Myers Squibb Co.(2)	1,000,000	25,250,000
GlaxoSmithKline PLC	1,000,000	21,205,907
Merck & Co., Inc.	375,000	13,702,500
Novartis AG ADR	240,000	13,063,200
Pfizer, Inc.	1,458,025	26,521,475
Roche Holding AG	45,000	7,695,576
Sanofi-Aventis SA	250,000	19,660,711
Teva Pharmaceutical Industries, Ltd. ADR	625,000	35,112,500

		$191,333,116

Semiconductors & Semiconductor Equipment — 4.9%

Analog Devices, Inc.	500,000	$15,790,000
Intel Corp.	1,000,000	20,400,000
Maxim Integrated Products, Inc.	850,000	17,255,000
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,607,998	18,395,497

		$71,840,497

Software — 0.8%

Microsoft Corp.	400,000	$12,196,000

		$12,196,000

Specialty Retail — 2.8%

Best Buy Co., Inc.	300,000	$11,838,000
Buckle, Inc. (The)(2)	100,000	2,928,000

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Specialty Retail (continued)

Gap, Inc. (The)	700,000	$14,665,000
Home Depot, Inc.	400,000	11,572,000

		$41,003,000

Water Utilities — 0.2%

Severn Trent PLC	150,000	$2,620,958

		$2,620,958

Wireless Telecommunication Services — 3.5%

America Movil SAB de CV ADR, Series L	200,000	$9,396,000
Philippine Long Distance Telephone Co. ADR	150,000	8,500,500
Vodafone Group PLC ADR(2)	1,475,000	34,057,750

		$51,954,250

Total Common Stocks
(identified cost $1,190,501,758)		$1,446,949,124

Preferred Stocks — 0.8%

Security	Shares	Value

Diversified Financial Services — 0.8%

Bank of America Corp.	744,289	$11,104,792

		$11,104,792

Total Preferred Stocks
(identified cost $11,164,335)		$11,104,792

Short-Term Investments — 8.8%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$12,391	$12,390,605
Eaton Vance Cash Collateral Fund, LLC, 0.16%(3)(4)	117,029	117,029,444

		$129,420,049

Total Short-Term Investments
(identified cost $129,420,049)		$129,420,049

Total Investments — 107.7%
(identified cost $1,331,086,142)		$1,587,473,965

Other Assets, Less Liabilities — (7.7)%		$(113,282,086)

Net Assets — 100.0%		$1,474,191,879

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2009.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	79.3%	$1,168,877,334
United Kingdom	8.2	120,242,181
France	3.1	46,412,982
Spain	2.6	38,757,847
Switzerland	2.5	36,815,730
Australia	1.3	18,693,034
Italy	0.9	12,901,717
Netherlands	0.7	10,198,491
Finland	0.3	5,154,600

Long-Term Investments	98.9%	$1,458,053,916

Short-Term Investments		$129,420,049

Total Investments		$1,587,473,965

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value including $112,793,940 of securities on loan (identified cost, $1,201,666,093)	$1,458,053,916
Affiliated investments, at value (identified cost, $129,420,049)	129,420,049
Foreign currency, at value (identified cost, $1,430,476)	1,437,563
Dividends receivable	2,506,742
Securities lending income receivable	109,071
Tax reclaims receivable	629,283

Total assets	$1,592,156,624

Liabilities

Collateral for securities loaned	$117,029,444
Payable to affiliates:
Investment adviser fee	766,212
Trustees’ fees	12,625
Accrued expenses	156,464

Total liabilities	$117,964,745

Net Assets applicable to investors’ interest in Portfolio	$1,474,191,879

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,217,789,711
Net unrealized appreciation	256,402,168

Total	$1,474,191,879

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $4,000,192)	$72,247,706
Securities lending income, net	1,611,855
Interest income allocated from affiliated investment	120,192
Expenses allocated from affiliated investment	(96,787)

Total investment income	$73,882,966

Expenses

Investment adviser fee	$8,470,656
Trustees’ fees and expenses	47,713
Custodian fee	468,716
Legal and accounting services	65,623
Miscellaneous	55,311

Total expenses	$9,108,019

Deduct —
Reduction of custodian fee	$18

Total expense reductions	$18

Net expenses	$9,108,001

Net investment income	$64,774,965

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(174,889,334)
Investment transactions allocated from affiliated investments	218,902
Foreign currency transactions	(96,915)

Net realized loss	$(174,767,347)

Change in unrealized appreciation (depreciation) —
Investments	$281,055,042
Foreign currency	41,011

Net change in unrealized appreciation (depreciation)	$281,096,053

Net realized and unrealized gain	$106,328,706

Net increase in net assets from operations	$171,103,671

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$64,774,965	$62,253,055
Net realized loss from investment and foreign currency transactions	(174,767,347)	(347,316,897)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	281,096,053	(569,489,035)

Net increase (decrease) in net assets from operations	$171,103,671	$(854,552,877)

Capital transactions —
Contributions	$195,135,185	$1,056,925,762
Withdrawals	(354,046,488)	(589,680,506)

Net increase (decrease) in net assets from capital transactions	$(158,911,303)	$467,245,256

Net increase (decrease) in net assets	$12,192,368	$(387,307,621)

Net Assets

At beginning of year	$1,461,999,511	$1,849,307,132

At end of year	$1,474,191,879	$1,461,999,511

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009		2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%		0.66%	0.67%	0.68%†	0.70%†
Net investment income	4.76	%(2)	3.37%	2.59%	2.87%	2.72%
Portfolio Turnover	152%		148%	60%	76%	54%

Total Return	13.45%		(37.31)%	23.32%	28.97%	20.68%

Net assets, end of year (000’s omitted)	$1,474,192		$1,462,000	$1,849,307	$1,377,139	$894,613

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 1.10% of average daily net assets.

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Dividend Builder Fund (the Fund) held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Dividend Builder Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended

Dividend Builder Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

December 31, 2009, the Portfolio’s investment adviser fee totaled $8,562,859 of which $92,203 was allocated from Cash Management and $8,470,656 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.63% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,032,573,143 and $2,114,831,004, respectively, for the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,331,936,836

Gross unrealized appreciation	$262,846,013
Gross unrealized depreciation	(7,308,884)

Net unrealized appreciation	$255,537,129

The net unrealized appreciation on foreign currency transactions at December 31, 2009 on a federal income tax basis was $14,345.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $1,315,910 for the year ended December 31, 2009. At December 31, 2009, the value of the securities loaned and the value of the collateral received amounted to $112,793,940 and $117,029,444, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Dividend Builder Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$88,826,000	$6,807,187		$—	$95,633,187
Consumer Staples	63,887,750	91,714,043		—	155,601,793
Energy	149,050,350	22,657,597		—	171,707,947
Financials	180,994,066	22,470,289		—	203,464,355
Health Care	145,410,925	61,486,441		—	206,897,366
Industrials	71,340,204	—		—	71,340,204
Information Technology	226,846,697	—		—	226,846,697
Materials	49,421,100	—		—	49,421,100
Telecommunication Services	111,014,500	29,790,827		—	140,805,327
Utilities	70,980,949	54,250,199		—	125,231,148

Total Common Stocks	$1,157,772,541	$289,176,583	*	$—	$1,446,949,124

Preferred Stocks
Financials	$11,104,792	$—		$—	$11,104,792

Total Preferred Stocks	$11,104,792	$—		$—	$11,104,792

Short-Term Investments	$129,420,049	$—		$—	$129,420,049

Total Investments	$1,298,297,382	$289,176,583		$—	$1,587,473,965

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in the applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Dividend Builder Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Dividend Builder
Portfolio:
We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Dividend Builder Fund
Dividend Builder Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Dividend Builder Fund

The Fund held a Special Meeting of Shareholders on September 11, 2009 to amend the Fund’s fundamental investment policy on concentration to state that the Fund will not concentrate 25% or more of its assets in any one industry. The results of the vote were as follows:

Number of Shares

Affirmative	62,832,045
Against	2,588,326
Abstain	1,866,189
Broker Non-Vote*	17,327,490

Dividend Builder Portfolio

The Portfolio held a Special Meeting of Interestholders on September 11, 2009 to amend the Portfolio’s fundamental investment policy on concentration to state that the Portfolio will not concentrate 25% or more of its assets in any one industry. The results of the vote were as follows:

Interest in the Portfolio

Affirmative	74%
Against	3%
Abstain	2%
Broker Non-Vote*	21%

*	Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated as shares that are present at the meeting, but which have not been voted.

Results are rounded to the nearest whole number.

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Dividend Builder Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Dividend Builder Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Portfolio	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Of the Trust since 2006 and of the Portfolio since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

Investment Adviser of Dividend Builder Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Builder Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

159-2/10	UTSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Emerging Markets Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Kathryn L. Langridge
Portfolio Manager
•	Equity markets the world over staged a dramatic comeback during the 12 months ending December 31, 2009, most clawing their way back into positive territory from the depths of a global recession that began to reach historic proportions in the second half of 2008. Significant infusions of government monetary and fiscal stimulus helped moderate the economic downdraft early in 2009, with the world’s emerging-market economies initially leading the way. As investors transitioned from crisis mode to greater degrees of confidence, equities reversed their slide, establishing a bottom in March 2009 and bouncing back sharply throughout the remainder of the calendar year.
•	Foreign equities in the developed world, as represented by the MSCI Europe, Australasia, and Far East (EAFE) Index, produced solid results for the 12-month period, with the EAFE posting a 31.8% gain, moderately outpacing the 26.5% return of the S&P 500 Index, a proxy for the broad-based U.S. equity market. Within the developed world, equities in the Far East region – excluding those in Japan, an economy that continued to struggle – did quite well, while those in Europe experienced solid, but somewhat lower growth momentum during the period.

•	The stimulus-induced momentum in global equities was most pronounced in the emerging markets, which enjoyed four consecutive quarters of positive performance in 2009, as measured by the MSCI Emerging Markets Index.[1] That benchmark for the still-developing world’s equity markets recorded a gain of 78.5% for the year, more than doubling the returns of both the EAFE Index and the S&P 500 Index. Equities in Brazil, Indonesia, India and Russia produced the best returns during the period, while those in Morocco and Argentina were the biggest laggards, both markets posting negative returns.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this background of surging emerging market performance, the Fund[2] turned in double-digit returns for the year ending December 31, 2009, although it trailed its benchmark, the MSCI Emerging Markets Index (the Index). On a regional basis, the Fund’s underperformance was attributable to stock selection in India and South Korea, an above-benchmark allocation to Israel, and an underweight exposure to Russia.

•	On a sector level, Fund returns were hampered by overweighted selections in certain consumer staples stocks – in particular a South Korean tobacco company, India’s largest consumer goods company, and a Taiwan-based operator of convenience stores. The materials sector proved to be a drag on performance as well; the Fund’s mining stocks trailed the results of the Index. A lack of exposure to a Brazilian energy exploration company further stifled relative performance.

•	In contrast, the largest positive contribution came from Indonesia, where the Fund’s stock selections gained approximately 230% and outperformed those in the Index by nearly a two-to-one margin. Overweighting this strong-performing country was also helpful. Security selection in domestic Israeli
Total Return Performance
12/31/08 – 12/31/09

Class A3	66.05%
Class B3	65.22
MSCI Emerging Markets Index[1]	78.51
Lipper Emerging Markets Funds Average[1]	75.74
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Emerging Markets Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

1

Eaton Vance Emerging Markets Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
and Malaysian stocks also helped boost performance. Having no exposure to stocks in Poland further benefited the Fund’s relative returns, as did the strength of Fund’s holdings in out-of-benchmark Hong Kong, which gained roughly 100%.

•	The Fund’s investments remained diversified across the spectrum of emerging market regions and industries. As of December 31, 2009, its largest regional weightings were in Asia and Latin America, and its largest country weighting at the end of the period was Brazil, followed by China, South Korea and Taiwan.

•	The emerging world grew much faster than predicted during the global recession, largely as a result of the relative strength of balance sheets at the sovereign, corporate and household levels. While Brazil led the recovery, China, India, Indonesia and even Russia offered examples of major emerging economies at an early stage of a recovery cycle, characterized by a decline in the cost of capital, strengthening political foundations and an increasing domestic bias to new growth. The combination of improving top-line revenues and still broadly supportive liquidity conditions suggested a continued benign environment for emerging equities. The key issue for investors in 2010, however, is how and when policy makers withdraw the monetary and fiscal stimulus that was so supportive of the recovery in 2009.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Common Stock Holdings[1]
By net assets

Hon Hai Precision Industry Co., Ltd.	4.0%
Samsung Electronics Co., Ltd.	3.9
Vale SA ADR	3.5
Petroleo Brasileiro SA	3.5
CNOOC, Ltd.	3.1
Hyundai Motor Co.	3.0
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
POSCO	2.9
Rosneft Oil Co. GDR	2.6
Sberbank of Russian Federation GDR	2.5

[1]	Top 10 Common Stock Holdings represented 31.9% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Regional Weightings – Long-Term Investments2

By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Common Stock Sector Weightings3

By net assets

[3]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Emerging Markets Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the MSCI Emerging Markets Index, a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund and the MSCI Emerging Markets Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Class A	Class B
Share Class Symbol	ETEMX	EMEMX

Average Annual Total Returns (at net asset value)
One Year	66.05%	65.22%
Five Years	7.32	6.80
Ten Years	7.27	6.69
Life of Fund†	7.92	7.31
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	56.55%	60.22%
Five Years	6.06	6.52
Ten Years	6.64	6.69
Life of Fund†	7.49	7.31

†	Inception dates: Class A: 12/8/94; Class B: 11/30/94

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% - 3rd year; 3% — 4th year; 2% — 5th year; 1% - 6th year. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.
Total Annual
Operating Expenses2

	Class A	Class B

Gross Expense Ratio	2.42%	2.92%
Net Expense Ratio	2.27	2.77

[2]	Source: Prospectus dated 5/1/09, as revised 9/8/09 and supplemented 9/30/09. Eaton Vance Management and Lloyd George Investment Management have agreed to reduce Total Annual Fund Operating Expenses by 0.05% annually. This agreement is contractual in nature and may not be terminated without shareholder approval. The Adviser and the Administrator have agreed to further reduce the Total Annual Fund Operating Expenses by an additional 0.10% annually through April 30, 2010. Thereafter, the expense reduction may be changed or terminated at any time. Without these reductions, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Sources: Lipper Inc. Class B of the Fund commenced operations on 11/30/94.

A $10,000 hypothetical investment at net asset value in Class A shares on 12/31/99 would have been valued at $20,188 on 12/31/09 ($19,028 at the maximum offering price). It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. MSCI Emerging Markets Index returns reflect dividends net of any applicable foreign withholding taxes.

3

Eaton Vance Emerging Markets Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,267.10	$14.29	**
Class B	$1,000.00	$1,263.90	$17.12	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,012.60	$12.68	**
Class B	$1,000.00	$1,010.10	$15.20	**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.50% for Class A shares and 3.00% for Class B shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects expenses of both the Fund and the Portfolio.

**	Absent a waiver of expenses by affiliates, expenses would be higher.

4

Eaton Vance Emerging Markets Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Emerging Markets Portfolio, at value (identified cost, $47,852,810)	$62,181,267
Receivable for Fund shares sold	113,384
Receivable from affiliates	7,742

Total assets	$62,302,393

Liabilities

Payable for Fund shares redeemed	$363,249
Payable to affiliates:
Management fee	12,902
Distribution and service fees	31,046
Trustees’ fees	125
Accrued expenses	71,777

Total liabilities	$479,099

Net Assets	$61,823,294

Sources of Net Assets

Paid-in capital	$64,054,293
Accumulated net realized loss from Portfolio	(16,502,396)
Accumulated net investment loss	(57,060)
Net unrealized appreciation from Portfolio	14,328,457

Total	$61,823,294

Class A Shares

Net Assets	$49,305,375
Shares Outstanding	2,611,140
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.88
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.03

Class B Shares

Net Assets	$12,517,919
Shares Outstanding	714,130
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $114,656)	$1,274,877
Interest allocated from Portfolio	22,566
Expenses allocated from Portfolio	(704,939)

Total investment income from Portfolio	$592,504

Expenses

Management fee	$126,516
Distribution and service fees
Class A	202,638
Class B	100,786
Trustees’ fees and expenses	500
Custodian fee	18,680
Transfer and dividend disbursing agent fees	167,257
Legal and accounting services	18,387
Printing and postage	28,682
Registration fees	33,124
Miscellaneous	6,497

Total expenses	$703,067

Deduct —
Reduction and waiver of expenses by affiliates	$63,128

Total expense reductions	$63,128

Net expenses	$639,939

Net investment loss	$(47,435)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $56,225)	$(3,507,644)
Foreign currency transactions	(35,700)

Net realized loss	$(3,543,344)

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $2,432)	$28,956,095
Foreign currency	(3,356)

Net change in unrealized appreciation (depreciation)	$28,952,739

Net realized and unrealized gain	$25,409,395

Net increase in net assets from operations	$25,361,960

See notes to financial statements

5

Eaton Vance Emerging Markets Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(47,435)	$(117,121)
Net realized loss from investment and foreign currency transactions	(3,543,344)	(13,025,560)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	28,952,739	(67,170,838)

Net increase (decrease) in net assets from operations	$25,361,960	$(80,313,519)

Distributions to shareholders —
From net realized gain
Class A	$—	$(12,351,507)
Class B	—	(3,085,102)

Total distributions to shareholders	$—	$(15,436,609)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,290,839	$16,950,367
Class B	2,430,642	1,799,558
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	9,432,727
Class B	—	2,570,751
Cost of shares redeemed
Class A	(16,011,433)	(61,261,834)
Class B	(2,430,715)	(9,858,723)
Net asset value of shares exchanged
Class A	818,656	1,430,209
Class B	(818,656)	(1,430,209)
Redemption fees	3,659	6,072

Net decrease in net assets from Fund share transactions	$(5,717,008)	$(40,361,082)

Net increase (decrease) in net assets	$19,644,952	$(136,111,210)

Net Assets

At beginning of year	$42,178,342	$178,289,552

At end of year	$61,823,294	$42,178,342

Accumulated net investment loss included in net assets

At end of year	$(57,060)	$(35,029)

See notes to financial statements

6

Eaton Vance Emerging Markets Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$11.370		$30.090	$28.540	$23.960	$20.040

Income (Loss) From Operations

Net investment income (loss)(1)	$0.002		$(0.002)	$0.171	$0.231	$0.117
Net realized and unrealized gain (loss)	7.507		(15.951)	6.617	5.909	5.880

Total income (loss) from operations	$7.509		$(15.953)	$6.788	$6.140	$5.997

Less Distributions

From net investment income	$—		$—	$(0.052)	$(0.148)	$(0.127)
From net realized gain	—		(2.768)	(5.188)	(1.414)	(1.951)

Total distributions	$—		$(2.768)	$(5.240)	$(1.562)	$(2.078)

Redemption fees(1)	$0.001		$0.001	$0.002	$0.002	$0.001

Net asset value — End of year	$18.880		$11.370	$30.090	$28.540	$23.960

Total Return(2)	66.05%		(57.87)%	24.29%	25.68%	30.27%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$49,305		$33,791	$144,419	$148,614	$91,770
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.56	%(5)	2.37%	2.23%	2.30%	2.41	%(5)
Net investment income (loss)	0.01%		(0.01)%	0.55%	0.88%	0.53%
Portfolio Turnover of the Portfolio	75%		114%	68%	35%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.10% of average daily net assets for the year ended December 31, 2009). The investment adviser to the Portfolio voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2005). Absent this waiver and/or subsidy, total return would be lower.

See notes to financial statements

7

Eaton Vance Emerging Markets Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value — Beginning of year	$10.600		$28.410	$27.320	$22.990	$19.290

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.071)		$(0.103)	$0.009	$0.149	$0.027
Net realized and unrealized gain (loss)	7.000		(14.940)	6.319	5.594	5.635

Total income (loss) from operations	$6.929		$(15.043)	$6.328	$5.743	$5.662

Less Distributions

From net investment income	$—		$—	$(0.052)	$(0.001)	$(0.012)
From net realized gain	—		(2.768)	(5.188)	(1.414)	(1.951)

Total distributions	$—		$(2.768)	$(5.240)	$(1.415)	$(1.963)

Redemption fees(1)	$0.001		$0.001	$0.002	$0.002	$0.001

Net asset value — End of year	$17.530		$10.600	$28.410	$27.320	$22.990

Total Return(2)	65.22%		(58.07)%	23.68%	25.03%	29.69%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,518		$8,388	$33,870	$31,078	$26,283
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	3.06	%(5)	2.87%	2.73%	2.80%	2.91	%(5)
Net investment income (loss)	(0.52)%		(0.51)%	0.03%	0.59%	0.13%
Portfolio Turnover of the Portfolio	75%		114%	68%	35%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.10% of average daily net assets for the year ended December 31, 2009). The investment adviser to the Portfolio voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2005). Absent this waiver and/or subsidy, total return would be lower.

See notes to financial statements

8

Eaton Vance Emerging Markets Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $16,539,151 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($3,955,777) and December 31, 2017 ($12,583,374).

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles

9

Eaton Vance Emerging Markets Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$—	$1,900,645
Long-term capital gains	$—	$13,535,964

During the year ended December 31, 2009, accumulated net realized loss was decreased by $91,925, accumulated net investment loss was decreased by $25,404 and paid-in capital was decreased by $117,329 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(16,539,151)
Net unrealized appreciation	$14,308,152

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in passive foreign investment companies.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2009, the management fee was equivalent to 0.25% of the Fund’s average daily net assets and amounted to $126,516. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006,

10

Eaton Vance Emerging Markets Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. In addition, effective April 27, 2009, Lloyd George and EVM have agreed to further reduce the Fund’s total operating expenses by an additional 0.10% annually of the Fund’s average daily net assets through April 30, 2010. Thereafter, this expense reduction may be changed or terminated at any time. Such additional reduction is also shared equally by EVM and Lloyd George. Pursuant to these agreements, EVM and Lloyd George were allocated $63,128 of the Fund’s operating expenses for the year ended December 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $7,978 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,699 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% per annum of the Fund’s average daily net assets attributable to Class B shares and are made from Lloyd George’s own resources, not Fund assets. For the year ended December 31, 2009, the Fund paid or accrued to EVD $114,405 and $75,589 for Class A and Class B shares, respectively, representing 0.28% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At December 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $94,000.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $88,233 and $25,197 for Class A and Class B shares, respectively, representing 0.22% and 0.25% of the average daily net assets for Class A and Class B shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended

11

Eaton Vance Emerging Markets Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

December 31, 2009, the Fund was informed that EVD received approximately $21,000 of CDSCs paid by Class B shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $6,993,900 and $13,228,071, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	696,588	800,810
Issued to shareholders electing to receive payments of distributions in Fund shares	—	392,050
Redemptions	(1,114,835)	(3,089,554)
Exchange from Class B shares	57,108	69,153

Net decrease	(361,139)	(1,827,541)

	Year Ended December 31,
Class B	2009	2008

Sales	168,705	88,757
Issued to shareholders electing to receive payments of distributions in Fund shares	—	114,094
Redemptions	(184,177)	(530,436)
Exchange to Class A shares	(61,356)	(73,848)

Net decrease	(76,828)	(401,433)

For the years ended December 31, 2009 and December 31, 2008, the Fund received $3,659 and $6,072, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

12

Eaton Vance Emerging Markets Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Emerging
Markets Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

13

Eaton Vance Emerging Markets Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates $170,881, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $170,881 and recognized foreign source income of $1,381,196.

14

Emerging Markets Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 90.9%

Security	Shares	Value

Automobiles — 3.0%

Hyundai Motor Co.(1)	18,220	$1,885,982

		$1,885,982

Beverages — 2.1%

Cia de Bebidas das Americas, PFC Shares	12,850	$1,287,952

		$1,287,952

Capital Markets — 0.6%

GP Investments, Ltd. BDR(1)	59,900	$350,936

		$350,936

Chemicals — 2.9%

OCI Co., Ltd.(1)	4,580	$857,783
Sinofert Holdings, Ltd.	1,680,000	931,926

		$1,789,709

Commercial Banks — 13.4%

Banco do Brasil SA	51,950	$886,223
China Construction Bank, Class H	1,660,000	1,417,881
Credicorp, Ltd.	9,414	725,066
Industrial & Commercial Bank of China, Ltd., Class H	1,504,000	1,238,639
Itau Unibanco Holding SA, PFC Shares	47,080	1,046,252
Kasikornbank PCL	241,900	630,335
Sberbank of Russian Federation GDR(2)	5,800	1,586,469
Standard Chartered PLC	33,515	832,760

		$8,363,625

Computers & Peripherals — 0.8%

HTC Corp.	42,000	$481,176

		$481,176

Construction & Engineering — 1.7%

Empresas ICA SAB de CV(1)	265,800	$619,699
Murray & Roberts Holdings, Ltd.	68,100	425,916

		$1,045,615

Construction Materials — 1.2%

Anhui Conch Cement Co., Ltd., Class H	112,000	$716,393

		$716,393

Diversified Financial Services — 3.0%

BM&F Bovespa SA	132,900	$935,109
Fubon Financial Holding Co., Ltd.(1)	766,000	941,732

		$1,876,841

Electric Utilities — 2.1%

Cia Energetica de Minas Gerais, PFC Shares	73,126	$1,327,273

		$1,327,273

Electronic Equipment, Instruments & Components — 4.0%

Hon Hai Precision Industry Co., Ltd.	529,402	$2,475,830

		$2,475,830

Energy Equipment & Services — 1.8%

Tenaris SA ADR	25,700	$1,096,105

		$1,096,105

Food & Staples Retailing — 1.1%

Wal-Mart de Mexico SAB de CV, Series V	160,600	$715,715

		$715,715

Food Products — 1.1%

Kuala Lumpur Kepong Bhd	144,000	$692,449

		$692,449

Gas Utilities — 1.4%

Perusahaan Gas Negara PT	2,178,000	$900,006

		$900,006

Health Care Equipment & Supplies — 0.9%

Mindray Medical International, Ltd. ADR	16,900	$573,248

		$573,248

See notes to financial statements

15

Emerging Markets Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Durables — 2.6%

Desarrolladora Homex SA de CV(1)	117,850	$661,228
MRV Engenharia e Participacoes SA	116,500	943,510

		$1,604,738

Industrial Conglomerates — 2.7%

Beijing Enterprises Holdings, Ltd.	151,500	$1,097,278
Far Eastern New Century Corp.	454,920	568,823

		$1,666,101

Insurance — 4.4%

China Taiping Insurance Holdings Co., Ltd.(1)	472,400	$1,526,717
Samsung Fire & Marine Insurance Co., Ltd.	7,180	1,228,991

		$2,755,708

Machinery — 2.2%

United Tractors Tbk PT	456,583	$747,716
Weg SA	58,500	618,266

		$1,365,982

Media — 0.7%

Grupo Televisa SA ADR	20,700	$429,732

		$429,732

Metals & Mining — 12.1%

AngloGold Ashanti, Ltd.	19,413	$786,358
Cia de Minas Buenaventura SA ADR	17,300	579,031
Grupo Mexico SA de CV, Series B	287,500	656,226
Impala Platinum Holdings, Ltd.	33,150	906,130
Kazakhmys PLC(1)	29,300	620,385
POSCO	3,400	1,793,063
Vale SA ADR	74,900	2,174,347

		$7,515,540

Multiline Retail — 0.8%

PCD Stores, Ltd.(1)	1,308,000	$507,788

		$507,788

Oil, Gas & Consumable Fuels — 10.8%

CNOOC, Ltd.	1,250,000	$1,944,234
Petroleo Brasileiro SA	90,400	2,162,642
PTT Exploration & Production PCL	224,000	987,642
Rosneft Oil Co. GDR(1)	185,708	1,597,089

		$6,691,607

Pharmaceuticals — 1.8%

Teva Pharmaceutical Industries, Ltd. ADR	19,600	$1,101,128

		$1,101,128

Semiconductors & Semiconductor Equipment — 8.0%

Samsung Electronics Co., Ltd.	3,520	$2,413,768
Taiwan Semiconductor Manufacturing Co., Ltd.	893,148	1,800,116
United Microelectronics Corp.(1)	1,383,000	747,155

		$4,961,039

Textiles, Apparel & Luxury Goods — 1.5%

Anta Sports Products, Ltd.	300,000	$445,482
China Dongxiang Group Co.	639,000	493,866

		$939,348

Transportation Infrastructure — 0.9%

Hong Kong Aircraft Engineering Co., Ltd.	45,600	$588,739

		$588,739

Wireless Telecommunication Services — 1.3%

America Movil SAB de CV, Series L	352,700	$829,581

		$829,581

Total Common Stocks
(identified cost $43,181,975)		$56,535,886

Warrants — 8.5%

Security	Shares	Value

Commercial Banks — 1.5%

ICICI Bank, Ltd., Exp. 10/24/12(3)	49,675	$934,387

		$934,387

Construction & Engineering — 1.5%

Larsen & Toubro, Ltd., Exp. 1/24/17(1)(3)	26,010	$937,869

		$937,869

See notes to financial statements

16

Emerging Markets Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 1.9%

Infosys Technologies, Ltd., Exp. 6/30/11(1)	21,380	$1,198,563

		$1,198,563

Oil, Gas & Consumable Fuels — 1.1%

Reliance Industries, Ltd., Exp. 11/7/16(1)(3)	27,460	$643,665

		$643,665

Thrifts & Mortgage Finance — 2.5%

Housing Development Finance Corporation, Ltd., Exp. 5/4/12(1)	26,835	$1,548,379

		$1,548,379

Total Warrants
(identified cost $4,242,664)		$5,262,863

Short-Term Investments — 0.1%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/4/10	$97	$96,651

		$96,651

Total Short-Term Investments
(identified cost $96,651)		$96,651

Total Investments — 99.5%
(identified cost $47,521,290)		$61,895,400

Other Assets, Less Liabilities — 0.5%		$286,151

Net Assets — 100.0%		$62,181,551

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

BDR - Brazilian Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Ltd.

PFC Shares - Preference Shares

(1)	Non-income producing security.

(2)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities is $2,515,921 or 4.0% of the Portfolio’s net assets.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

Brazil	18.9%	$11,732,510
China	17.5	10,893,452
South Korea	13.2	8,179,587
Taiwan	11.3	7,014,832
India	8.5	5,262,863
Mexico	6.3	3,912,181
Russia	5.1	3,183,558
South Africa	3.4	2,118,404
Indonesia	2.6	1,647,722
Thailand	2.6	1,617,977
United Kingdom	2.3	1,453,145
Peru	2.1	1,304,097
Israel	1.8	1,101,128
Argentina	1.8	1,096,105
Malaysia	1.1	692,449
Hong Kong	0.9	588,739
United States	0.1	96,651

Total Investments	99.5%	$61,895,400

See notes to financial statements

17

Emerging Markets Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $47,521,290)	$61,895,400
Foreign currency, at value (identified cost, $34,363)	34,432
Dividends and interest receivable	54,791
Receivable for investments sold	867,289

Total assets	$62,851,912

Liabilities

Demand note payable	$200,000
Payable for investments purchased	310,666
Payable to affiliates:
Investment adviser fee	38,073
Administration fee	12,935
Trustees’ fees	645
Accrued foreign capital gains taxes	12,394
Accrued expenses	95,648

Total liabilities	$670,361

Net Assets applicable to investors’ interest in Portfolio	$62,181,551

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$47,810,496
Net unrealized appreciation	14,371,055

Total	$62,181,551

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $114,657)	$1,274,883
Interest	22,566

Total investment income	$1,297,449

Expenses

Investment adviser fee	$379,944
Administration fee	126,814
Trustees’ fees and expenses	1,330
Custodian fee	116,521
Legal and accounting services	71,965
Miscellaneous	8,370

Total expenses	$704,944

Deduct —
Reduction of custodian fee	$2

Total expense reductions	$2

Net expenses	$704,942

Net investment income	$592,507

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $56,225)	$(3,507,658)
Foreign currency transactions	(35,700)

Net realized loss	$(3,543,358)

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $2,432)	$28,956,222
Foreign currency	(3,356)

Net change in unrealized appreciation (depreciation)	$28,952,866

Net realized and unrealized gain	$25,409,508

Net increase in net assets from operations	$26,002,015

See notes to financial statements

18

Emerging Markets Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$592,507	$1,138,465
Net realized loss from investment and foreign currency transactions	(3,543,358)	(13,025,618)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	28,952,866	(67,171,011)

Net increase (decrease) in net assets from operations	$26,002,015	$(79,058,164)

Capital transactions —
Contributions	$6,993,900	$19,183,362
Withdrawals	(13,228,071)	(76,262,652)

Net decrease in net assets from capital transactions	$(6,234,171)	$(57,079,290)

Net increase (decrease) in net assets	$19,767,844	$(136,137,454)

Net Assets

At beginning of year	$42,413,707	$178,551,161

At end of year	$62,181,551	$42,413,707

See notes to financial statements

19

Emerging Markets Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.39%	1.33%	1.31%	1.32%	1.38	%(2)
Net investment income	1.17%	1.03%	1.45%	1.89%	1.59%
Portfolio Turnover	75%	114%	68%	35%	32%

Total Return	67.93%	(57.39)%	25.41%	26.86%	31.60%

Net assets, end of year (000’s omitted)	$62,182	$42,414	$178,551	$177,728	$117,679

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

See notes to financial statements

20

Emerging Markets Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Emerging Markets Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

21

Emerging Markets Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

Effective October 20, 2009, the Portfolio is also subject to a two percent transaction tax on foreign currency inflows for new investments in publicly-held companies in Brazil. Such tax is included in net realized gain (loss) on foreign currency.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2009, the investment adviser fee was 0.75% of the Portfolio’s average daily net assets and amounted to $379,944. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, and at reduced rates as daily net assets

22

Emerging Markets Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

exceed that level. For the year ended December 31, 2009, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $126,814.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $37,303,323 and $43,101,262, respectively, for the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$47,655,034

Gross unrealized appreciation	$15,151,037
Gross unrealized depreciation	(910,671)

Net unrealized appreciation	$14,240,366

The net unrealized depreciation on foreign currency transactions, including foreign capital gains taxes, at December 31, 2009 on a federal income tax basis was $3,055.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At December 31, 2009, the Portfolio had a balance outstanding pursuant to this line of credit of $200,000 at an interest rate of 1.36%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at December 31, 2009. The Portfolio’s average borrowings or allocated fees during the year ended December 31, 2009 were not significant.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

23

Emerging Markets Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$2,542,256	$2,825,331		$—	$5,367,587
Consumer Staples	2,003,667	692,449		—	2,696,116
Energy	5,843,478	1,944,234		—	7,787,712
Financials	3,943,587	9,403,524		—	13,347,111
Health Care	1,674,376	—		—	1,674,376
Industrials	1,237,964	3,428,473		—	4,666,437
Information Technology	—	7,918,045		—	7,918,045
Materials	3,409,604	6,612,038		—	10,021,642
Telecommunication Services	829,581	—		—	829,581
Utilities	1,327,273	900,006		—	2,227,279

Total Common Stocks	$22,811,786	$33,724,100	*	$—	$56,535,886

Warrants	$—	$5,262,863		$—	$5,262,863
Short-Term Investments	—	96,651		—	96,651

Total Investments	$22,811,786	$39,083,614		$—	$61,895,400

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

24

Emerging Markets Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Emerging Markets Portfolio:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

25

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Emerging Markets Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Emerging Markets Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Tokyo, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters as they

27

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board noted actions taken by the Adviser in 2008 to improve the performance of the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Emerging Markets Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

29

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1994	Chief Executive Officer of Lloyd George and LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Kathryn L. Langridge (2) 5/26/58	Vice President of the Portfolio	Since 2007	Director and Senior Portfolio Manager of Lloyd George Management (Europe) Ltd. (since 2007). Previously, Head of International Equity Products for INVESCO Perpetual (1990-2007). Officer of 1 registered investment company managed by EVM or BMR.

Hon. Robert Lloyd George(2) 8/13/52	President of the Portfolio	Since 1994	Chairman of Lloyd George and LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

30

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	The business address for Messrs. Kerr and Lloyd George and Ms. Langridge is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Portfolio
Lloyd George Investment Management
(Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

132-2/10	EMSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Duncan W. Richardson, CFA
Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this backdrop, the Fund[2] outperformed its benchmark, the Russell 3000 Index (the Index), for the year ending December 31, 2009, although it trailed the average return of funds within its peer group — the Lipper Multi-Cap Core classification.
•	The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests, as well as its allocation among these Portfolios. Compared to the Index, the Fund retained its overweighting of smid-cap investments (defined by the Russell 2500 Index) versus large-caps (defined by the S&P 500 Index), which was positive for performance, as smid-cap stocks outperformed large-caps for the year.
•	In terms of investment styles, the Fund maintained its bias towards growth-style stocks over value-style. Because growth substantially outperformed value across the market-cap spectrum for the year, this stance benefited performance versus the Index.
•	During the year, management made a shift in the Fund’s target allocation — paring back the international allocation in favor of increasing the weighting in the underlying domestic small-cap portfolio. The shift proved to be positive for Fund performance, given the small-cap portfolio’s solid outperformance of its respective benchmark for the year.

Total Return Performance
12/31/08 – 12/31/09

Class A3	30.19%
Class C3	29.71
Class I3	30.51
Russell 3000 Index[1]	28.34
Lipper Multi-Cap Core Funds Average[1]	32.01
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests all of its investable assets in six equity portfolios managed by Eaton Vance Management or its affiliates. The Fund also has the ability to invest in Large-Cap Core Research Portfolio, but wasn’t invested in such portfolio as of December 31, 2009.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

1

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Conversely, the underlying large-cap value portfolio in which the Fund was invested underperformed its benchmark, which detracted from overall results.
•	We continue to believe that the Fund’s multi-cap and multi-style asset exposure can provide investors with diversification and the potential for lower volatility. In allocating the Fund’s assets among the underlying Portfolios, the portfolio manager seeks to maintain broad diversification and to emphasize market sectors that we believe offer relatively attractive risk-adjusted return prospects, based on an assessment of current and future market trends and conditions.
•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition
     Portfolio Allocations1
     By net assets

[1]	As a percentage of the Fund’s net assets as of 12/31/09. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

2

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged index of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 12/29/06.

A $10,000 hypothetical investment at net asset value in Class C and Class I shares on 12/29/06 would have been valued at $8,950 and $9,205, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Performance1

	Class A	Class C	Class I
Share Class Symbol	EEAAX	EEACX	EEAIX

Average Annual Total Returns (at net asset value)

One Year	30.19%	29.71%	30.51%
Life of Fund†	-2.99	-3.62	-2.72

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	22.62%	28.71%	30.51%
Life of Fund†	-4.88	-3.62	-2.72

†	Inception Dates — Class A, Class C, and Class I: 12/29/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.
Total Annual
Operating Expenses2

	Class A	Class C	Class I

Gross Expense Ratio	2.28%	3.03%	2.03%
Net Expense Ratio	1.45	2.20	1.20

[2]	Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a contractual expense limitation that continues through 4/30/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,226.20	$8.14	**
Class C	$1,000.00	$1,224.40	$12.33	**
Class I	$1,000.00	$1,226.10	$6.73	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**
Class C	$1,000.00	$1,014.10	$11.17	**
Class I	$1,000.00	$1,019.20	$6.11	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

4

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in International Equity Portfolio, at value (identified cost, $4,153,913)	$4,641,414
Investment in Large-Cap Growth Portfolio, at value (identified cost, $5,323,561)	6,343,836
Investment in Large-Cap Value Portfolio, at value (identified cost, $5,038,272)	5,841,952
Investment in Multi-Cap Growth Portfolio, at value (identified cost, $2,321,037)	2,816,250
Investment in Small-Cap Portfolio, at value (identified cost, $1,929,831)	2,375,837
Investment in SMID-Cap Portfolio, at value (identified cost, $2,905,318)	3,488,733
Receivable for Fund shares sold	70,252
Receivable from affiliate	1,319

Total assets	$25,579,593

Liabilities

Payable for Fund shares redeemed	$198,818
Payable to affiliates:
Administration fee	3,210
Distribution and service fees	11,303
Trustees’ fees	125
Accrued expenses	66,042

Total liabilities	$279,498

Net Assets	$25,300,095

Sources of Net Assets

Paid-in capital	$26,427,425
Accumulated net realized loss from Portfolios	(4,970,590)
Accumulated undistributed net investment income	7,170
Net unrealized appreciation from Portfolios	3,836,090

Total	$25,300,095

Class A Shares

Net Assets	$15,466,520
Shares Outstanding	1,704,819
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.07
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.62

Class C Shares

Net Assets	$9,500,490
Shares Outstanding	1,061,831
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.95

Class I Shares

Net Assets	$333,085
Shares Outstanding	36,593
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $16,798)	$353,440
Interest allocated from Portfolios	2,822
Securities lending income allocated from Portfolios, net	4,152
Expenses allocated from Portfolios	(171,073)

Net investment income from Portfolios	$189,341

Expenses

Administration fee	$30,550
Distribution and service fees
Class A	32,014
Class C	73,634
Trustees’ fees and expenses	500
Custodian fee	28,987
Transfer and dividend disbursing agent fees	29,390
Legal and accounting services	45,409
Printing and postage	19,592
Registration fees	42,293
Miscellaneous	10,283

Total expenses	$312,652

Deduct —
Allocation of expenses to an affiliate	$132,718

Total expense reductions	$132,718

Net expenses	$179,934

Net investment income	$9,407

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(1,543,302)
Foreign currency transactions	(4,437)
Capital gain distributions received	2,554

Net realized loss	$(1,545,185)

Change in unrealized appreciation (depreciation) —
Investments	$7,061,074
Foreign currency	595

Net change in unrealized appreciation (depreciation)	$7,061,669

Net realized and unrealized gain	$5,516,484

Net increase in net assets from operations	$5,525,891

See notes to financial statements

5

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$9,407	$34,723
Net realized loss from investment and foreign currency transactions and capital gain distributions received	(1,545,185)	(3,387,697)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	7,061,669	(3,799,159)

Net increase (decrease) in net assets from operations	$5,525,891	$(7,152,133)

Distributions to shareholders —
From net investment income
Class A	$(6,847)	$(35,714)
Class I	(828)	(823)
Tax return of capital
Class A	—	(6,133)
Class I	—	(141)

Total distributions to shareholders	$(7,675)	$(42,811)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,744,996	$12,349,996
Class C	3,575,704	8,372,784
Class I	158,628	108,894
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,389	30,794
Class I	622	911
Cost of shares redeemed
Class A	(5,523,383)	(5,091,816)
Class C	(2,945,242)	(1,929,826)
Class I	(44,173)	(7,776)

Net increase in net assets from Fund share transactions	$972,541	$13,833,961

Net increase in net assets	$6,490,757	$6,639,017

Net Assets

At beginning of year	$18,809,338	$12,170,321

At end of year	$25,300,095	$18,809,338

Accumulated undistributed net investment income included in net assets

At end of year	$7,170	$10,660

See notes to financial statements

6

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,
				Period Ended
	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.970	$11.470	$10.000	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.025	$0.046	$0.072	$—
Net realized and unrealized gain (loss)	2.079	(4.520)	1.425	—

Total income (loss) from operations	$2.104	$(4.474)	$1.497	$—

Less Distributions

From net investment income	$(0.004)	$(0.022)	$(0.015)	$—
Tax return of capital	—	(0.004)	(0.012)	—

Total distributions	$(0.004)	$(0.026)	$(0.027)	$—

Net asset value — End of period	$9.070	$6.970	$11.470	$10.000

Total Return(3)	30.19%	(39.01)%	14.96%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,467	$11,772	$8,882	$480
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.45%	1.47%	1.51%	—
Net investment income	0.32%	0.49%	0.65%	—
Portfolio Turnover of the Fund(7)	28%	38%	24%	—
Portfolio Turnover of International Equity Portfolio	57%	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	60%	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	56%	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	216%	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	91%	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	23%	50%	81%	—

(1)	Class A commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.65%, 0.81%, 3.25% and 69.21% of average daily net assets for the years ended December 31, 2009, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

7

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
				Period Ended
	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.900	$11.410	$10.000	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.034)	$(0.020)	$(0.011)	$—
Net realized and unrealized gain (loss)	2.084	(4.490)	1.421	—

Total income (loss) from operations	$2.050	$(4.510)	$1.410	$—

Net asset value — End of period	$8.950	$6.900	$11.410	$10.000

Total Return(3)	29.71%	(39.53)%	14.10%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,500	$6,869	$3,133	$10
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.20%	2.22%	2.26%	—
Net investment loss	(0.45)%	(0.22)%	(0.10)%	—
Portfolio Turnover of the Fund(7)	28%	38%	24%	—
Portfolio Turnover of International Equity Portfolio	57%	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	60%	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	56%	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	216%	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	91%	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	23%	50%	81%	—

(1)	Class C commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.65%, 0.81%, 3.24% and 69.96% of average daily net assets for the years ended December 31, 2009, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

8

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
				Period Ended
	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$6.990	$11.500	$10.000	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.047	$0.071	$0.100	$—
Net realized and unrealized gain (loss)	2.086	(4.541)	1.438	—

Total income (loss) from operations	$2.133	$(4.470)	$1.538	$—

Less Distributions

From net investment income	$(0.023)	$(0.034)	$(0.020)	$—
Tax return of capital	—	(0.006)	(0.018)	—

Total distributions	$(0.023)	$(0.040)	$(0.038)	$—

Net asset value — End of period	$9.100	$6.990	$11.500	$10.000

Total Return(3)	30.51%	(38.87)%	15.38%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$333	$169	$156	$10
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.20%	1.22%	1.26%	—
Net investment income	0.61%	0.74%	0.89%	—
Portfolio Turnover of the Fund(7)	28%	38%	24%	—
Portfolio Turnover of International Equity Portfolio	57%	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	60%	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	56%	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	216%	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	91%	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	23%	50%	81%	—

(1)	Class I commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.65%, 0.81%, 3.21% and 68.96% of average daily net assets for the years ended December 31, 2009, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

9

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. During the year ended December 31, 2009, the Fund pursued its objective by investing all of its investable assets in interests in the following six equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (13.4%, 3.8%, less than 0.1%, 1.6%, 2.3% and 1.3%, respectively, at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any

10

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,489,921 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($14,615), December 31, 2016 ($76,653) and December 31, 2017 ($3,398,653).

Additionally, at December 31, 2009, the Fund had a net capital loss of $1,312,797 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

11

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$7,675	$36,537
Long-term capital gains	$—	$6,274

During the year ended December 31, 2009, accumulated net realized loss was decreased by $5,222 and accumulated undistributed net investment income was decreased by $5,222 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$46,817
Capital loss carryforward and post October losses	$(4,802,718)
Net unrealized appreciation	$3,628,571

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investment in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million that are invested directly in securities and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent assets are invested in the Portfolios, the Fund is allocated its share of the adviser fee paid by each Portfolio in which it invests. The Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $153,066 for the year ended December 31, 2009. There were no adviser fees paid by the Fund for investing directly in securities for the year ended December 31, 2009. For the year ended December 31, 2009, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2009, the administration fee amounted to $30,550. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.45%, 2.20% and 1.20% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $132,718 of the Fund’s operating expenses for the year ended December 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $1,814 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $18,108 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organization.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for

12

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $32,014 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended December 31, 2009, the Fund paid or accrued to EVD $55,225 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At December 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $450,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $18,409 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $90 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

International Equity Portfolio	$1,137,909	$729,806
Large-Cap Growth Portfolio	1,111,349	870,355
Large-Cap Value Portfolio	1,911,523	1,844,845
Multi-Cap Growth Portfolio	962,349	1,038,960
Small-Cap Portfolio	824,058	555,265
SMID-Cap Portfolio	1,163,527	622,847

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	759,756	1,434,379
Issued to shareholders electing to receive payments of distributions in Fund shares	589	4,482
Redemptions	(744,860)	(523,836)

Net increase	15,485	915,025

	Year Ended December 31,
Class C	2009	2008

Sales	487,000	958,042
Redemptions	(420,006)	(237,850)

Net increase	66,994	720,192

	Year Ended December 31,
Class I	2009	2008

Sales	17,977	11,478
Issued to shareholders electing to receive payments of distributions in Fund shares	68	124
Redemptions	(5,565)	(1,050)

Net increase	12,480	10,552

13

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broads levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2009 and December 31, 2008, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 17, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Equity Asset
Allocation Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, December 29, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Equity Asset Allocation Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, December 29, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2010

15

Eaton Vance Equity Asset Allocation Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $357,365, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

16

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Equity Asset Allocation Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. The Board noted that the Fund is structured as a fund-of-funds, and will invest principally in International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Portfolio, SMID-Cap Portfolio and Multi-Cap Growth Portfolio (the “Underlying Funds”), although it has the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research (“BMR”), an affiliate of the Adviser. International Equity Portfolio is sub-advised by Eagle Global Advisors, L.L.C. (“Eagle”) and SMID-Cap Portfolio is sub-advised by Atlanta Capital Management Company, LLC (“Atlanta Capital” and, together with Eagle, the “Sub-advisers”). Atlanta Capital is an affiliate of the Adviser. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and to the Underlying Funds by BMR and the Sub-advisers.

The Board considered each of the Adviser’s, BMR’s, and each Sub-adviser’s management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its respective investment professionals and other personnel who provide portfolio management, investment research, and similar services to any Underlying Fund, as applicable, or the Fund. The Board noted the Adviser’s and BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board further noted that the Adviser would be deciding the allocation of assets among the Underlying Funds and, potentially, other assets.

The Board also reviewed the compliance programs of the Adviser, BMR and the Sub-advisers. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

18

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the fee to be earned on the expected allocation among the Underlying Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, BMR and the Sub-advisers, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Underlying Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

19

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and International Equity Portfolio (IEP), Large-Cap Growth Portfolio (LCGP), Large-Cap Core Research Portfolio (LCCRP), Large-Cap Value Portfolio (LCVP), Multi-Cap Growth Portfolio (MCGP), Small-Cap Portfolio (SCP), and SMID-Cap Portfolio (SMIDP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Fox” refers to Fox Asset Management LLC, “Atlanta Capital” refers to Atlanta Capital Management Company, LLC and “Eagle” refers to Eagle Global Advisors, L.L.C. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee, President of the Trust and Vice President of SMIDP	Trustee of each Portfolio except LCCRP since 2007 and of LCCRP since 2009, President of the Trust since 2002 and Vice President of SMIDP since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2005, of IEP since 2006 and of LCCRP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Trustee of the Trust and each Portfolio except LCCRP since 2007 and of LCCRP since 2009	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2003, of IEP since 2006 and of LCCRP since 2009	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2003, of IEP since 2006 and of LCCRP since 2009	Professor of Law, Georgetown University Law Center.	178	None

20

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Trustee	Trustee of the Trust and each Portfolio except LCCRP since 2008 and of LCCRP since 2009	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Trustee of the Trust and each Portfolio except LCCRP since 2007 and of LCCRP since 2009	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and LCVP and MCGP since 1998, of SCP since 2000, of SMIDP since 2001, of LCGP since 2002, of IEP since 2006 and of LCCRP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, LCGP, LCVP, MCGP, SCP and SMIDP since 2005, of IEP since 2006 and of LCCRP since 2009	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Edward R. Allen, III 7/5/60	Vice President of IEP	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

Yana S. Barton 7/28/75	Vice President of LCGP	Since 2009	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by Eaton Vance or BMR.

Matthew F. Beaudry 1/19/62	Vice President of LCVP	Since 2009	Vice President of EVM and BMR since 2006. Previously, Senior Vice President, Alliance Bernstein Investment Research and Management (2000-2006). Officer of 2 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of MCGP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

21

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director— Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

John D. Crowley 12/20/71	Vice President of LCVP	Since 2009	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of LCCRP	Since 2009	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

W. Matthew Hereford 6/21/72	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of IEP	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Stephen J. Kaszynski 3/10/54	Vice President of LCVP	Since 2009	Vice President of EVM and BMR since 2008. Previously Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (2004-2007). Officer of 2 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and LCVP	Vice President of the Trust since 2006 and of LCVP since 1999	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of LCGP	Since 2002	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Charles B. Reed 10/9/65	Vice President of SMIDP	Since 2001	Managing Director of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolios	Vice President of the Trust since 2006, President of LCGP, LCVP, MCGP and SCP since 2002, of IEP since 2006, of SMIDP since 2007 and of LCCRP since 2009	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

22

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Dana C. Robinson 9/10/57	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of SCP	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and Small- and Mid-Cap Core Portfolio Manager with ForstmannLeff Associates (2004-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios except LCCRP since 2008 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 (since 2009 for LCCRP) and Chief Legal Officer since 2008 (since 2009 for LCCRP)	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust, LCGP, LCVP, MCGP, SCP, and SMIDP since 2004, of IEP since 2006 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

This Page Intentionally Left Blank

Investment Adviser of
International Equity Portfolio, Large-Cap Growth Portfolio,
Large-Cap Core Research Portfolio, Large-Cap Value Portfolio,
Multi-Cap Growth Portfolio, Small-Cap Portfolio
and SMID-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Equity Asset Allocation Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Equity Asset Allocation Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2841-2/10	EAASRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Greater India Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Christopher Darling
Portfolio Manager
•	Equity markets the world over staged a dramatic comeback during the 12 months ending December 31, 2009, most clawing their way back into positive territory from the depths of a global recession that began to reach historic proportions in the second half of 2008. Significant infusions of government monetary and fiscal stimulus helped moderate the economic downdraft early in 2009, with the world’s emerging-market economies initially leading the way. As investors transitioned from crisis mode to greater degrees of confidence, equities reversed their slide, establishing a bottom in March 2009 and bouncing back sharply throughout the remainder of the calendar year.
•	Foreign equities in the developed world, as represented by the MSCI Europe, Australasia, and Far East (EAFE) Index, produced solid results for the 12-month period, with the EAFE posting a 31.8% gain, moderately outpacing the 26.5% return of the S&P 500 Index, a proxy for the broad-based U.S. equity market.[1] Within the developed world, equities in the Far East region — excluding those in Japan, an economy that continued to struggle — did quite well, while those in Europe experienced solid, but somewhat lower growth momentum during the period.
•	The stimulus-induced momentum in global equities was most pronounced in the emerging markets, which enjoyed four consecutive quarters of positive performance in 2009, as measured by the MSCI Emerging Markets Index. That benchmark for the still-developing world’s equity markets recorded a gain of 78.5% for the year, more than doubling the returns of both the EAFE Index and the S&P 500 Index. Equities in Brazil, Indonesia, India and Russia produced the best returns during the period, while those in Morocco and Argentina were the biggest laggards, both markets posting negative returns.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	India was one the world’s strongest-performing markets in 2009. Confidence in Indian equities received a major boost in May, when the Congress party and its allies won a clear majority in the national election, which cleared the way for implementation of the many reforms delayed in previous years. The new administration completed two initial public offerings of government-owned companies, indicating the ability to raise financial resources through the sale of equity stakes.
•	Better news on the political front was augmented by strong economic data, with stronger-than-expected economic growth of 7.9% in the third quarter of 2009 and projected growth of approximately 7% for the fiscal year. While the monsoon season brought rainfall well below normal in the fall of 2009, which could result in lower agricultural growth, the Index of Industrial Production recovered strongly, reflecting the momentum in industrial and infrastructure activities.
•	For the year ending December 31, 2009, the Fund[2] posted strong returns, although it trailed the benchmark Bombay Stock Exchange 100 Index (the Index). The Fund’s overweight position and stock selection
Total Return Performance
12/31/08 — 12/31/09

Class A3	93.78%
Class B3	92.82
Class C3	92.84
Class I3	8.49	*
Bombay Stock Exchange 100 Index[1]	95.86
Lipper Emerging Markets Funds Average[1]	75.74

*	Performance is cumulative since share class inception on 10/1/09.
See page 3 for more performance information.

1	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2	The Fund currently invests in a separate registered investment company, Greater India Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

3	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

1

Eaton Vance Greater India Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
in the industrials sector supported performance during the period, with the renewed focus on infrastructure spending resulting in the sector’s recovery from a major sell-off at the end of 2008. Positive stock selection in information technology, utilities and materials further added to returns relative to the Index.

•	Detractors from the Fund’s relative performance included a below-benchmark allocation and stock selection in the consumer discretionary sector. In addition, the Fund was underweight the energy sector because of a government subsidy mechanism that was hurting the performance of oil marketing companies. However, the news of possible government decontrol in the industry caused stock prices to rise sharply, which hurt Fund performance given its underweight in the sector. In health care, stock selection further detracted from relative performance.

•	We remain positive on the outlook for Indian equities in 2010, although performance may be less robust than in 2009. Infrastructure spending should continue to drive industrial expansion and employment growth, while domestic spending should remain healthy. However, accelerating economic growth and inflationary pressures will likely result in a less accommodating policy environment from the Reserve Bank of India later in the year. Given this possible scenario of continued growth followed by anticipated rate hikes, as of December 31, 2009, the Fund was overweight industrials, consumer discretionary, health care and non-bank financials.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1

By net assets

Reliance Industries, Ltd.	6.0%
Infosys Technologies, Ltd.	4.9
Tata Consultancy Services, Ltd.	4.0
ICICI Bank, Ltd.	3.2
Bharat Heavy Electricals, Ltd.	3.2
HDFC Bank, Ltd.	3.0
Larsen & Toubro, Ltd.	2.9
Housing Development Finance Corp., Ltd.	2.6
Tata Steel, Ltd.	2.5
Gail India, Ltd.	2.4

[1]	Top 10 Holdings represented 34.7% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Greater India Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Bombay Stock Exchange 100 Index, an unmanaged index of 100 common stocks traded in the India market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Bombay Stock Exchange 100 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Class A	Class B	Class C	Class I
Share Class Symbols	ETGIX	EMGIX	ECGIX	EGIIX

Average Annual Total Returns (at net asset value)
One Year	93.78%	92.82%	92.84%	N.A.
Five Years	15.66	15.10	N.A.	N.A.
Ten Years	8.96	8.40	N.A.	N.A.
Life of Fund†	6.86	6.31	7.97	8.49%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	82.56%	87.82%	91.84%	N.A.
Five Years	14.31	14.87	N.A.	N.A.
Ten Years	8.31	8.40	N.A.	N.A.
Life of Fund†	6.46	6.31	7.97	8.49%

†	Inception dates: Class A: 5/2/94; Class B: 5/2/94; Class C: 7/7/06; Class I: 10/1/09

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.
Total Annual
Operating Expenses2

	Class A	Class B	Class C	Class I

Gross Expense Ratio	2.18%	2.68%	2.68%	1.68%
Net Expense Ratio	2.13	2.63	2.63	1.63

[2]	Source: Prospectus dated 5/1/09, as revised 9/8/09 and supplemented 9/30/09. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would be higher.

*	Source: Bloomberg. Class A of the Fund commenced operations on 5/2/94.

A $10,000 hypothetical investment at net asset value in Class B shares on 12/31/99, Class C shares on 7/7/06 (commencement of operations) and Class I shares on 10/1/09 (commencement of operations) would have been valued at $22,412, $13,066 and $10,849, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Greater India Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Greater India Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual*
Class A	$1,000.00	$1,270.40	$12.36
Class B	$1,000.00	$1,267.50	$15.20
Class C	$1,000.00	$1,266.80	$15.26
Class I	$1,000.00	$1,084.90	$4.55

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,014.30	$10.97
Class B	$1,000.00	$1,011.80	$13.49
Class C	$1,000.00	$1,011.70	$13.54
Class I	$1,000.00	$1,016.50	$8.79

*	Class I had not commenced operations as of July 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 2.16% for Class A shares, 2.66% for Class B shares, 2.67% for Class C shares and 1.73% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B and Class C (to reflect the one-half year period) and by 92/365 for Class I (to reflect the period from commencement of operations on October 1, 2009 to December 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (September 30, 2009 for Class I). This Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.16% for Class A shares, 2.66% for Class B shares, 2.67% for Class C shares and 1.73% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (September 30, 2009 for Class I). This Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater India Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Greater India Portfolio, at value (identified cost, $606,473,101)	$748,769,126
Receivable for Fund shares sold	1,352,165
Receivable from affiliates	31,287

Total assets	$750,152,578

Liabilities

Payable for Fund shares redeemed	$2,459,957
Payable to affiliates:
Management fee	153,083
Distribution and service fees	388,587
Trustees’ fees	125
Accrued expenses	448,672

Total liabilities	$3,450,424

Net Assets	$746,702,154

Sources of Net Assets

Paid-in capital	$797,463,263
Accumulated net realized loss from Portfolio	(193,057,134)
Net unrealized appreciation from Portfolio	142,296,025

Total	$746,702,154

Class A Shares

Net Assets	$508,035,212
Shares Outstanding	21,758,033
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.35
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$24.77

Class B Shares

Net Assets	$134,386,481
Shares Outstanding	6,331,217
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.23

Class C Shares

Net Assets	$74,778,287
Shares Outstanding	3,515,300
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.27

Class I Shares

Net Assets	$29,502,174
Shares Outstanding	1,262,031
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio	$7,136,317
Interest allocated from Portfolio	93,107
Expenses allocated from Portfolio	(6,726,494)

Total investment income from Portfolio	$502,930

Expenses

Management fee	$1,362,326
Distribution and service fees
Class A	1,955,757
Class B	1,031,040
Class C	521,341
Trustees’ fees and expenses	500
Custodian fee	41,174
Transfer and dividend disbursing agent fees	1,453,967
Legal and accounting services	25,155
Printing and postage	140,227
Registration fees	73,752
Miscellaneous	14,831

Total expenses	$6,620,070

Deduct —
Expense reduction by affiliates	$275,153

Total expense reductions	$275,153

Net expenses	$6,344,917

Net investment loss	$(5,841,987)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(129,228,970)
Foreign currency transactions	316,148

Net realized loss	$(128,912,822)

Change in unrealized appreciation (depreciation) —
Investments	$485,691,283
Foreign currency	346,866

Net change in unrealized appreciation (depreciation)	$486,038,149

Net realized and unrealized gain	$357,125,327

Net increase in net assets from operations	$351,283,340

See notes to financial statements

5

Eaton Vance Greater India Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(5,841,987)	$(11,678,091)
Net realized loss from investment transactions and foreign currency transactions	(128,912,822)	(67,056,891)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	486,038,149	(941,967,679)

Net increase (decrease) in net assets from operations	$351,283,340	$(1,020,702,661)

Distributions to shareholders —
From net realized gain
Class A	$—	$(40,343,152)
Class B	—	(10,376,765)
Class C	—	(4,384,808)

Total distributions to shareholders	$—	$(55,104,725)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$88,559,520	$206,303,926
Class B	10,815,451	23,407,822
Class C	18,955,070	38,368,906
Class I	29,607,100	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	32,473,831
Class B	—	7,945,026
Class C	—	3,127,237
Cost of shares redeemed
Class A	(126,552,956)	(418,509,616)
Class B	(18,390,504)	(61,492,060)
Class C	(12,398,439)	(40,730,712)
Class I	(1,152,978)	—
Net asset value of shares exchanged
Class A	1,461,128	2,080,305
Class B	(1,461,128)	(2,080,305)
Redemption fees	31,690	159,909

Net decrease in net assets from Fund share transactions	$(10,526,046)	$(208,945,731)

Net increase (decrease) in net assets	$340,757,294	$(1,284,753,117)

Net Assets

At beginning of year	$405,944,860	$1,690,697,977

At end of year	$746,702,154	$405,944,860

See notes to financial statements

6

Eaton Vance Greater India Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$12.050	$36.190	$25.800	$19.340	$13.660

Income (Loss) From Operations

Net investment loss(1)	$(0.157)	$(0.245)	$(0.331)	$(0.196)	$(0.193)
Net realized and unrealized gain (loss)	11.456	(22.716)	14.234	7.207	6.386

Total income (loss) from operations	$11.299	$(22.961)	$13.903	$7.011	$6.193

Less Distributions

From net realized gain	$—	$(1.183)	$(3.518)	$(0.564)	$(0.518)

Total distributions	$—	$(1.183)	$(3.518)	$(0.564)	$(0.518)

Redemption fees(1)	$0.001	$0.004	$0.005	$0.013	$0.005

Net asset value — End of year	$23.350	$12.050	$36.190	$25.800	$19.340

Total Return(2)	93.78%	(65.23)%	55.04%	36.32%	45.42%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$508,035	$293,121	$1,268,761	$821,768	$269,766
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.23%	2.12%	1.99%	2.14%	2.35%
Net investment loss	(0.91)%	(1.10)%	(1.11)%	(0.86)%	(1.17)%
Portfolio Turnover of the Portfolio	63%	38%	63%	67%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Greater India Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$11.000	$33.360	$24.090	$18.170	$12.920

Income (Loss) From Operations

Net investment loss(1)	$(0.222)	$(0.324)	$(0.446)	$(0.289)	$(0.255)
Net realized and unrealized gain (loss)	10.451	(20.856)	13.229	6.761	6.019

Total income (loss) from operations	$10.229	$(21.180)	$12.783	$6.472	$5.764

Less Distributions

From net realized gain	$—	$(1.183)	$(3.518)	$(0.564)	$(0.518)

Total distributions	$—	$(1.183)	$(3.518)	$(0.564)	$(0.518)

Redemption fees(1)	$0.001	$0.003	$0.005	$0.012	$0.004

Net asset value — End of year	$21.230	$11.000	$33.360	$24.090	$18.170

Total Return(2)	92.82%	(65.40)%	54.29%	35.69%	44.69%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$134,386	$77,277	$301,887	$198,248	$68,454
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.73%	2.62%	2.49%	2.64%	2.85%
Net investment loss	(1.42)%	(1.60)%	(1.61)%	(1.35)%	(1.66)%
Portfolio Turnover of the Portfolio	63%	38%	63%	67%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Greater India Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
				Period Ended
	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$11.030	$33.420	$24.120	$19.440

Income (Loss) From Operations

Net investment loss(2)	$(0.227)	$(0.315)	$(0.485)	$(0.193)
Net realized and unrealized gain (loss)	10.466	(20.895)	13.299	5.421

Total income (loss) from operations	$10.239	$(21.210)	$12.814	$5.228

Less Distributions

From net realized gain	$—	$(1.183)	$(3.518)	$(0.549)

Total distributions	$—	$(1.183)	$(3.518)	$(0.549)

Redemption fees(2)	$0.001	$0.003	$0.004	$0.001

Net asset value — End of period	$21.270	$11.030	$33.420	$24.120

Total Return(3)	92.84%	(65.40)%	54.35%	26.89	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$74,778	$35,548	$120,050	$12,429
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.73%	2.62%	2.49%	2.63	%(7)
Net investment loss	(1.42)%	(1.58)%	(1.66)%	(1.69	)%(7)
Portfolio Turnover of the Portfolio	63%	38%	63%	67	%(8)

(1)	For the period from the commencement of operations, July 7, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended December 31, 2006.

See notes to financial statements

9

Eaton Vance Greater India Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	December 31, 2009(1)

Net asset value — Beginning of period	$21.550

Income (Loss) From Operations

Net investment loss(2)	$(0.071)
Net realized and unrealized gain	1.901

Total income from operations	$1.830

Redemption fees(2)	$0.000	(3)

Net asset value — End of period	$23.380

Total Return(4)	8.49	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,502
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.73	%(8)
Net investment loss	(1.25	)%(8)
Portfolio Turnover of the Portfolio	63	%(9)

(1)	For the period from the commencement of operations, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

See notes to financial statements

10

Eaton Vance Greater India Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $185,232,817 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($15,930,393) and December 31, 2017 ($169,302,424).

Additionally, at December 31, 2009, the Fund had a net capital loss of $191,647 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio on gains realized upon disposition of Indian securities. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT.

11

Eaton Vance Greater India Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$—	$3,364,257
Long-term capital gains	$—	$51,740,468

During the year ended December 31, 2009, accumulated net realized loss was increased by $342,184, accumulated net investment loss was decreased by $5,841,987, and paid-in capital was decreased by $5,499,803 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(185,424,464)
Net unrealized appreciation	$134,663,355

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For

12

Eaton Vance Greater India Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the year ended December 31, 2009, the management fee was equivalent to 0.25% of the Fund’s average daily net assets and amounted to $1,362,326. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $275,153 in total of the Fund’s operating expenses for the year ended December 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $67,459 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $204,569 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George’s own resources, not Fund assets. For the year ended December 31, 2009, the Fund paid or accrued to EVD $1,137,180, $773,280 and $391,006 for Class A, Class B and Class C shares, respectively, representing 0.29%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $5,857,000 and $8,737,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $818,577, $257,760 and $130,335 for Class A, Class B and Class C shares, respectively, representing 0.21%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year

13

Eaton Vance Greater India Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $14,000, $371,000 and $20,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $63,375,808 and $82,593,727, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	4,776,922	8,115,641
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,225,390
Redemptions	(7,436,370)	(20,160,509)
Exchange from Class B shares	83,279	95,514

Net decrease	(2,576,169)	(10,723,964)

	Year Ended December 31,
Class B	2009	2008

Sales	649,168	997,148
Issued to shareholders electing to receive payments of distributions in Fund shares	—	326,706
Redemptions	(1,248,755)	(3,247,239)
Exchange to Class A shares	(91,380)	(104,073)

Net decrease	(690,967)	(2,027,458)

	Year Ended December 31,
Class C	2009	2008

Sales	1,134,737	1,579,714
Issued to shareholders electing to receive payments of distributions in Fund shares	—	128,315
Redemptions	(842,600)	(2,077,186)

Net increase (decrease)	292,137	(369,157)

	Period Ended
Class I	December 31, 2009(1)

Sales	1,314,081
Redemptions	(52,050)

Net increase	1,262,031

(1)	Class I commenced operations on October 1, 2009.

For the years ended December 31, 2009 and December 31, 2008, the Fund received $31,690 and $159,909, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Eaton Vance Greater India Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders of Eaton
Vance Greater India Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

15

Eaton Vance Greater India Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Greater India Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.3%

Security	Shares	Value

India — 94.2%

Automobiles — 3.5%

Hero Honda Motors, Ltd.	175,818	$6,489,312
Mahindra & Mahindra, Ltd.	609,854	14,168,476
Maruti Suzuki India, Ltd.	158,371	5,306,632

		$25,964,420

Beverages — 0.9%

United Spirits, Ltd.	257,635	$6,936,314

		$6,936,314

Capital Markets — 1.1%

India Infoline, Ltd.	2,929,088	$8,078,769

		$8,078,769

Commercial Banks — 13.3%

Axis Bank, Ltd.	516,500	$10,896,185
Bank of Baroda	896,757	9,738,066
HDFC Bank, Ltd.	614,149	22,416,777
ICICI Bank, Ltd.	1,282,599	24,117,838
ING Vysya Bank, Ltd.	1,105,695	7,049,284
State Bank of India	330,888	16,089,355
Union Bank of India, Ltd.	1,675,099	9,423,901

		$99,731,406

Construction & Engineering — 7.3%

IVRCL Infrastructures & Projects, Ltd.	742,205	$5,568,038
Lanco Infratech, Ltd.(1)	828,396	10,244,008
Larsen & Toubro, Ltd.	601,180	21,640,432
Nagarjuna Construction Co., Ltd.	2,891,805	10,265,018
Punj Lloyd, Ltd.	1,541,129	6,736,488

		$54,453,984

Consumer Finance — 1.3%

Shriram Transport Finance Co., Ltd.	901,100	$9,420,430

		$9,420,430

Diversified Financial Services — 3.0%

Infrastructure Development Finance Co., Ltd.	3,102,012	$10,276,722
Power Finance Corporation, Ltd.	2,203,409	12,287,301

		$22,564,023

Diversified Telecommunication Services — 0.3%

Tata Communications, Ltd.	298,498	$2,153,289

		$2,153,289

Electric Utilities — 3.0%

Reliance Infrastructure, Ltd.	221,591	$5,460,610
Tata Power Co., Ltd.	591,937	17,413,995

		$22,874,605

Electrical Equipment — 6.0%

Areva T&D India, Ltd.	657,806	$3,796,617
Bharat Heavy Electricals, Ltd.	465,639	23,938,249
Crompton Greaves, Ltd.	1,846,205	16,934,348

		$44,669,214

Food Products — 1.2%

Bajaj Hindusthan, Ltd.	1,862,838	$9,010,506

		$9,010,506

Gas Utilities — 2.4%

Gail India, Ltd.	2,009,035	$17,846,844

		$17,846,844

Hotels, Restaurants & Leisure — 1.1%

Mahindra Holidays & Resorts India, Ltd.(1)	800,033	$8,092,678

		$8,092,678

Household Products — 1.2%

Hindustan Unilever, Ltd.	1,569,222	$8,895,351

		$8,895,351

Industrial Conglomerates — 2.8%

Jaiprakash Associates, Ltd.	5,188,024	$16,341,854
Max India, Ltd.(1)	1,026,610	4,887,623

		$21,229,477

See notes to financial statements

17

Greater India Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 10.5%

Infosys Technologies, Ltd.	658,229	$36,684,503
Mphasis, Ltd.	749,001	11,575,590
Tata Consultancy Services, Ltd.	1,872,912	30,138,928

		$78,399,021

Machinery — 3.6%

Ashok Leyland, Ltd.	11,156,625	$11,758,308
BEML, Ltd.	616,301	14,862,749

		$26,621,057

Metals & Mining — 7.4%

Hindalco Industries, Ltd.	3,630,312	$12,512,713
Jindal Steel & Power, Ltd.	806,367	12,174,315
Sterlite Industries (India), Ltd.	624,090	11,507,731
Tata Steel, Ltd.	1,455,292	19,176,755

		$55,371,514

Oil, Gas & Consumable Fuels — 9.9%

Great Eastern Shipping Co., Ltd. (The)	642,621	$3,846,416
Hindustan Petroleum Corp., Ltd.	1,172,843	9,834,833
Oil & Natural Gas Corp., Ltd.	630,774	15,968,729
Reliance Industries, Ltd.	1,906,170	44,653,583

		$74,303,561

Pharmaceuticals — 3.2%

Aurobindo Pharma, Ltd.	72,391	$1,419,367
Cipla, Ltd.	949,704	6,831,179
Glenmark Pharmaceuticals, Ltd.	1,068,232	6,300,665
Sun Pharmaceuticals Industries, Ltd.	295,163	9,625,009

		$24,176,220

Real Estate Management & Development — 4.6%

DLF, Ltd.	1,736,350	$13,376,350
Housing Development & Infrastructure, Ltd.(1)	2,221,652	17,183,336
Sobha Developers, Ltd.	787,566	4,099,749

		$34,659,435

Thrifts & Mortgage Finance — 2.6%

Housing Development Finance Corp., Ltd.	338,898	$19,478,465

		$19,478,465

Tobacco — 1.6%

ITC, Ltd.	2,221,030	$11,953,502

		$11,953,502

Transportation Infrastructure — 0.2%

Mundra Port & Special Economic Zone, Ltd.	120,168	$1,425,295

		$1,425,295

Wireless Telecommunication Services — 2.2%

Bharti Airtel, Ltd.	2,364,350	$16,764,198

		$16,764,198

Total India
(identified cost $559,187,090)		$705,073,578

Sri Lanka — 1.1%

Industrial Conglomerates — 0.8%

John Keells Holdings PLC	4,184,226	$6,272,682

		$6,272,682

Wireless Telecommunication Services — 0.3%

Dialog Telekom, Ltd.(1)	30,080,680	$1,906,337

		$1,906,337

Total Sri Lanka
(identified cost $11,769,023)		$8,179,019

Total Common Stocks
(identified cost $570,956,113)		$713,252,597

See notes to financial statements

18

Greater India Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 3.6%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/4/10	$27,072	$27,071,687

Total Short-Term Investments
(identified cost $27,071,687)		$27,071,687

Total Investments — 98.9%
(identified cost $598,027,800)		$740,324,284

Other Assets, Less Liabilities — 1.1%		$8,445,957

Net Assets — 100.0%		$748,770,241

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

19

Greater India Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $598,027,800)	$740,324,284
Foreign currency, at value (identified cost, $7,171,426)	7,195,609
Dividends and interest receivable	86,353
Receivable for investments sold	314,554
Receivable for foreign taxes	939,780
Tax claims receivable (Note 7)	761,561

Total assets	$749,622,141

Liabilities

Payable to affiliates:
Investment adviser fee	$451,044
Administration fee	153,231
Trustees’ fees	3,408
Accrued expenses	244,217

Total liabilities	$851,900

Net Assets applicable to investors’ interest in Portfolio	$748,770,241

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$606,539,450
Net unrealized appreciation	142,230,791

Total	$748,770,241

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends	$7,136,328
Interest	93,107

Total investment income	$7,229,435

Expenses

Investment adviser fee	$4,084,156
Administration fee	1,363,975
Trustees’ fees and expenses	20,061
Custodian fee	1,119,888
Legal and accounting services	120,119
Miscellaneous	18,334

Total expenses	$6,726,533

Deduct —
Reduction of custodian fee	$30

Total expense reductions	$30

Net expenses	$6,726,503

Net investment income	$502,932

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(129,229,163)
Foreign currency transactions	316,149

Net realized loss	$(128,913,014)

Change in unrealized appreciation (depreciation) —
Investments	$485,691,984
Foreign currency	346,902

Net change in unrealized appreciation (depreciation)	$486,038,886

Net realized and unrealized gain	$357,125,872

Net increase in net assets from operations	$357,628,804

See notes to financial statements

20

Greater India Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income (loss)	$502,932	$(1,618,956)
Net realized loss from investment and foreign currency transactions	(128,913,014)	(67,056,983)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	486,038,886	(941,968,632)

Net increase (decrease) in net assets from operations	$357,628,804	$(1,010,644,571)

Capital transactions —
Contributions	$63,375,808	$274,905,759
Withdrawals	(82,593,727)	(543,387,422)

Net decrease in net assets from capital transactions	$(19,217,919)	$(268,481,663)

Net increase (decrease) in net assets	$338,410,885	$(1,279,126,234)

Net Assets

At beginning of year	$410,359,356	$1,689,485,590

At end of year	$748,770,241	$410,359,356

See notes to financial statements

21

Greater India Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.22%	1.19%	1.14%	1.22%	1.37%
Net investment income (loss)	0.09%	(0.17)%	(0.27)%	0.07%	(0.18)%
Portfolio Turnover	63%	38%	63%	67%	29%

Total Return	95.65%	(64.87)%	56.32%	37.53%	46.82%

Net assets, end of year (000’s omitted)	$748,770	$410,359	$1,689,486	$1,028,290	$335,409

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

22

Greater India Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

23

Greater India Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.70% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2009, the investment adviser fee was 0.74% of the Portfolio’s average daily net assets and amounted to $4,084,156. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, 0.233% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2009, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $1,363,975.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the

24

Greater India Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $325,035,323 and $359,320,046, respectively, for the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$605,633,987

Gross unrealized appreciation	$196,412,804
Gross unrealized depreciation	(61,722,507)

Net unrealized appreciation	$134,690,297

The net unrealized depreciation on foreign currency transactions at December 31, 2009 on a federal income tax basis was $65,693.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. Settlement of securities transactions in the Indian sub-continent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7   India Tax Claims Receivable

The Portfolio is subject to certain Indian income taxes in connection with transactions in Indian securities. The Indian tax authority conducted a review of the Portfolio’s tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately $865,000. The Portfolio paid such amount to the Indian tax authority pending an appeal. During the year ended December 31, 2009, the Portfolio received notification that its appeal of the assessment was successful and that the tax authority was ordered to re-compute the amount of taxes due for the tax years noted above. The Portfolio has received a partial refund of the net assessment and related interest. It is uncertain when the tax authority will complete its re-computations and refund the Portfolio the balance of the net assessment. Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities. As of December 31, 2009, the value of the tax claim receivable was $761,561 based on current exchange rates.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

25

Greater India Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$—	$34,057,098		$—	$34,057,098
Consumer Staples	—	36,795,673		—	36,795,673
Energy	—	74,303,560		—	74,303,560
Financials	—	193,932,528		—	193,932,528
Health Care	—	24,176,220		—	24,176,220
Industrials	6,272,682	148,399,028		—	154,671,710
Information Technology	—	78,399,021		—	78,399,021
Materials	—	55,371,514		—	55,371,514
Telecommunication Services	1,906,337	18,917,487		—	20,823,824
Utilities	—	40,721,449		—	40,721,449

Total Common Stocks	$8,179,019	$705,073,578	*	$—	$713,252,597

Short-Term Investments	$—	$27,071,687		$—	$27,071,687

Total Investments	$8,179,019	$732,145,265		$—	$740,324,284

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

26

Greater India Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Greater India Portfolio:
We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

27

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Greater India Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Greater India Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Tokyo, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

29

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered EVM’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered EVM’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

30

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

31

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Christopher Darling (2) 6/9/64	Vice President of the Portfolio	Since 2007	Director of Asian Research of Lloyd George (since 2006). Previously, an equity salesperson at Fox-Pitt, Kelton in London (2005-2006). Officer of 2 investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr (2) 8/17/50	Vice President of the Portfolio	Since 1994	Chief Executive Officer of Lloyd George and LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Hon. Robert Lloyd George (2) 8/13/52	President of the Portfolio	Since 1994	Chairman of Lloyd George and LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

32

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	The business address for Messrs. Darling, Kerr and Lloyd George is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Greater India Portfolio
Lloyd George Investment Management
(Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of Greater India Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater India Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

142-2/10	GISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Thomas H. Luster, CFA
Co-Portfolio Manager
Duke E. LaFlamme, CFA
Co-Portfolio Manager
•	During the year ending December 31, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued into the first calendar quarter of 2009. After contracting in the first two quarters of 2009—declining at annualized rates of 6.4% and 0.7%, respectively—the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters, respectively, according to the U.S. Department of Commerce.
•	In the capital markets, U.S. Treasuries underperformed all other major bond sectors in 2009. In general, the riskier the asset class, the better the return. Treasury returns fell as last year’s “flight to quality” reversed course in dramatic fashion, especially in longer maturities, thereby steepening the yield curve. As a result, the overall Treasury index fell nearly 4%. During the year, the government’s ongoing intervention stabilized the banking system, stimulated economic growth, and set the stage for an impressive market turnaround.
•	During the year, the U.S. Federal Reserve (the Fed) kept the Federal Funds rate unchanged in a range of 0.00% to 0.25%.
Management Discussion
•	Eaton Vance Institutional Short Term Income Fund seeks current income and liquidity. The Fund currently seeks to meet its investment objective by investing in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit), repurchase agreements, commercial paper, corporate bonds, fixed and floating-rate asset-backed securities, and mortgage-backed securities, all of which must be rated A or higher by a nationally recognized statistical rating organization. The Fund maintains a dollar-weighted average portfolio maturity of not more than three years. The dollar-weighted average duration of the Fund will not exceed two years.
•	During the 12-months ending December 31, 2009, management remained focused on ultra short-maturity, high-quality holdings even as markets recovered, the economy began to grow again, and volatility fell. As a result of this conservative approach, the Fund’s relative performance versus its benchmark, the BofA Merrill Lynch 1-3 Year AAA-A U.S. Corporate & Government Index (the “Index”) was helped by its below-Index interest rate sensitivity (0.3 years duration versus 1.8 years for the Index), but that benefit was more than offset by its exposure to short-duration, high-quality corporate and commercial mortgage-backed securities. These securities performed well from a credit perspective, but their yields were lower than those of longer-maturity issues in the Index.
Total Return Performance
12/31/08 — 12/31/09

Eaton Vance Institutional Short Term Income Fund[1]	1.64%
BofA Merrill Lynch 1-3 Year AAA-A U.S. Corporate & Government Index[2]	2.77
See page 2 for more performance information.

[1]	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the investment adviser and the principal underwriter, the returns would be lower.

[2]	It is not possible to invest directly in an Index. The Index was formerly named the Merrill Lynch U.S. Corporate & Government 1-3 Years A-Rated and Above Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the BofA Merrill Lynch 1-3 Year AAA-A U.S. Corporate & Government Index, an unmanaged index of U.S. Treasury securities and corporate bonds with maturities of between one and three years. The lines on the graph represent the total returns of a hypothetical investment of $25,000 in each of the Fund and the BofA Merrill Lynch 1-3 Year AAA-A U.S. Corporate & Government Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

Symbol	EISIX

SEC Average Annual Total Returns
One Year	1.64%
Five Years	2.26
Life of Fund†	1.92

[1]	Absent fee waivers by the investment adviser and the principal underwriter, the returns would be lower.

†	Inception Date — 1/7/03
Total Annual
Operating Expenses2

Expense Ratio	0.60%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

*	Source: Lipper Inc. The Fund commenced investment operations on 1/7/03. The chart starts with the closest month-end after inception.
It is not possible to invest directly in an Index. The Index was formerly named the Merrill Lynch U.S. Corporate & Government 1-3 Years
A-Rated and Above Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Portfolio Composition
Asset Allocation

By net assets

2

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Institutional Short Term Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
	$1,000.00	$1,012.80	$1.83	**

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.40	$1.84	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

**	Absent fee waivers by the investment adviser and the principal underwriter, expenses would be higher.

3

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Commercial Paper — 38.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Agriculture — 2.7%

Cargill, Inc., 0.13%, 1/20/10(1)	$1,339	$1,338,908

		$1,338,908

Banks and Money Services — 30.9%

Abbey National North America, LLC, 0.18%, 1/5/10	$1,304	$1,303,974
Australia and New Zealand Banking Group, Ltd.,
0.20%, 1/4/10(1)	1,116	1,115,981
Bank of Nova Scotia, 0.17%, 2/19/10	500	499,884
Bank of Nova Scotia, 0.24%, 3/16/10	1,000	999,507
BNP Paribas Finance, Inc., 0.22%, 1/7/10	800	799,971
BNP Paribas Finance, Inc., 0.18%, 1/26/10	700	699,912
CBA Finance, 0.17%, 1/7/10	250	249,993
CBA Finance, 0.15%, 1/13/10	781	780,961
CBA Finance, 0.21%, 1/13/10	500	499,965
General Electric Capital Corp., 0.13%, 2/8/10	400	399,945
General Electric Capital Corp., 0.16%, 2/17/10	1,126	1,125,765
HSBC Finance Corp., 0.22%, 1/12/10	1,251	1,250,916
HSBC Finance Corp., 0.15%, 1/21/10	500	499,958
National Australia Funding, 0.185%, 3/8/10(1)	800	799,729
Nordea North America, Inc., 0.16%, 1/15/10	500	499,969
Nordea North America, Inc., 0.21%, 1/19/10	500	499,948
Nordea North America, Inc., 0.18%, 2/2/10	500	499,920
Rabobank USA Financial Co., 0.20%, 1/7/10	692	691,977
Rabobank USA Financial Co., 0.15%, 2/8/10	750	749,881
Royal Bank of Canada, 0.12%, 1/25/10	860	859,931
Societe Generale North America, Inc.,
0.20%, 2/11/10	600	599,863

		$15,427,950

Beverages — 1.7%

Coca-Cola Co. (The), 0.10%, 1/7/10(1)	$860	$859,986

		$859,986

Drugs — 1.7%

Abbott Laboratories, 0.10%, 2/8/10(1)	$850	$849,910

		$849,910

Insurance — 1.0%

MetLife Funding, Inc., 0.14%, 1/19/10	$500	$499,965

		$499,965

Total Commercial Paper
(identified cost $18,976,719)		$18,976,719

Corporate Bonds & Notes — 1.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Banks and Money Services — 1.0%

Citigroup, Inc., FDIC, 2.875%, 12/9/11	$500	$515,241

Total Corporate Bonds & Notes
(identified cost $508,280)		$515,241

U.S. Government Agency Obligations — 53.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Bank:
Discount Note, 0.85%, 1/4/10	$1,500	$1,499,894
Discount Note, 0.09%, 2/10/10	2,836	2,835,716
Discount Note, 0.10%, 2/16/10	463	462,941
Discount Note, 0.20%, 5/26/10	2,299	2,297,148
Discount Note, 0.28%, 6/2/10	1,507	1,505,218

		$8,600,917

Federal Home Loan Mortgage Corp.:
Discount Note, 0.13%, 1/20/10	$1,345	$1,344,908
Discount Note, 0.12%, 1/21/10	1,227	1,226,918
Discount Note, 0.07%, 1/27/10	2,042	2,041,897
Discount Note, 0.10%, 1/27/10	1,109	1,108,920
Discount Note, 0.25%, 1/27/10	500	499,910
Discount Note, 0.23%, 2/4/10	802	801,826
Discount Note, 0.25%, 3/23/10	1,912	1,910,925
Discount Note, 0.14%, 4/19/10	1,771	1,770,256
Discount Note, 0.16%, 5/18/10	2,570	2,568,435
Discount Note, 0.55%, 6/1/10	1,227	1,224,169
Discount Note, 0.21%, 6/7/10	1,500	1,498,626

		$15,996,790

See notes to financial statements

4

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association:
Discount Note, 0.13%, 1/11/10	$844	$843,970
Discount Note, 0.15%, 2/5/10	882	881,871
Discount Note, 0.10%, 2/10/10	438	437,951

		$2,163,792

Total U.S. Government Agency Obligations
(identified cost $26,761,499)		$26,761,499

Commercial Mortgage-Backed Securities — 7.4%

	Principal
	Amount
Security	(000’s omitted)	Value

JPMCC, Series 2006-FL2A, Class A2, 0.363%, 11/15/18(2)(3)(4)	$5,000	$3,677,602

Total Commercial Mortgage-Backed Securities
(identified cost $5,009,627)		$3,677,602

Total Investments — 100.0%
(identified cost $51,256,125)		$49,931,061

Other Assets, Less Liabilities — 0.0%		$(12,584)

Net Assets — 100.0%		$49,918,477

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

FDIC - Federal Deposit Insurance Corporation

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

(1)	A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities is $3,677,602 or 7.4% of the Fund’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2009.

(4)	Private placement security that may be resold to qualified investors.

See notes to financial statements

5

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $51,256,125)	$49,931,061
Cash	885
Interest receivable	1,736

Total assets	$49,933,682

Liabilities

Payable to affiliates:
Investment adviser fee	$4,166
Administration fee	4,246
Distribution and service fees	6,793

Total liabilities	$15,205

Net Assets	$49,918,477

Sources of Net Assets

Paid-in capital	$52,640,791
Accumulated net realized loss	(1,398,168)
Accumulated undistributed net investment income	918
Net unrealized depreciation	(1,325,064)

Total	$49,918,477

Net Asset Value, Offering Price and Redemption Price Per Share

($49,918,477 ÷ 1,147,197 shares of beneficial interest outstanding)	$43.51

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Interest	$284,453

Total investment income	$284,453

Expenses

Investment adviser fee	$123,765
Administration fee	49,507
Distribution and service fees	123,765

Total expenses	$297,037

Deduct —
Waiver of investment adviser fee	$74,259
Waiver of distribution and service fees	44,556

Total expense reductions	$118,815

Net expenses	$178,222

Net investment income	$106,231

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(59,385)

Net realized loss	$(59,385)

Change in unrealized appreciation (depreciation) —
Investments	$764,455

Net change in unrealized appreciation (depreciation)	$764,455

Net realized and unrealized gain	$705,070

Net increase in net assets from operations	$811,301

See notes to financial statements

6

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$106,231	$2,015,931
Net realized loss from investment transactions	(59,385)	(1,338,783)
Net change in unrealized appreciation (depreciation) from investments	764,455	(1,665,956)

Net increase (decrease) in net assets from operations	$811,301	$(988,808)

Distributions to shareholders —
From net investment income	$(105,313)	$(1,195,227)

Total distributions to shareholders	$(105,313)	$(1,195,227)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$—	$75,000,000
Net asset value of shares issued to shareholders in payment of distributions declared	—	1,195,227
Cost of shares redeemed	—	(75,192,760)

Net increase in net assets from Fund share transactions	$—	$1,002,467

Net increase (decrease) in net assets	$705,988	$(1,181,568)

Net Assets

At beginning of year	$49,212,489	$50,394,057

At end of year	$49,918,477	$49,212,489

Accumulated undistributed net investment income included in net assets

At end of year	$918	$—

See notes to financial statements

7

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$42.900	$45.020	$44.730	$50.980	$50.240

Income (Loss) From Operations

Net investment income(1)	$0.093	$1.385	$2.221	$2.314	$1.583
Net realized and unrealized gain (loss)	0.609	(2.437)	(0.161)	0.030	(0.097)

Total income (loss) from operations	$0.702	$(1.052)	$2.060	$2.344	$1.486

Less Distributions

From net investment income	$(0.092)	$(1.068)	$(1.770)	$(8.594)	$(0.746)

Total distributions	$(0.092)	$(1.068)	$(1.770)	$(8.594)	$(0.746)

Net asset value — End of year	$43.510	$42.900	$45.020	$44.730	$50.980

Total Return(2)	1.64%	(2.34)%	4.59%	4.61%	2.95%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$49,918	$49,212	$50,394	$4,869	$301,836
Ratios (as a percentage of average daily net assets):
Net expenses(3)	0.36%	0.42%	0.46%	0.43%	0.34%
Net investment income	0.21%	3.07%	4.86%	4.46%	3.11%
Portfolio Turnover	33%	20%	250%	270%	378%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser voluntarily waived a portion of its investment adviser fee and the principal underwriter voluntarily waived a portion of its distribution and service fees (equal to 0.24%, 0.18%, 0.14%, 0.17% and 0.26% of average daily net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this waiver, total return would be lower.

See notes to financial statements

8

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Institutional Short Term Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek current income and liquidity. The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit), repurchase agreements, commercial paper, corporate bonds, fixed and floating rate asset-backed securities and mortgage-backed securities, all of which must be rated A or higher (i.e., within the top three rating categories).

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,398,168 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($1,338,783) and December 31, 2017 ($59,385).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

9

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

F  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$105,313	$1,195,227

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$918
Capital loss carryforward	$(1,398,168)
Net unrealized depreciation	$(1,325,064)

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2009, the investment adviser fee amounted to $123,765. Pursuant to a voluntary fee waiver, EVM made a reduction of its investment adviser fee in the amount of $74,259 for the year ended December 31, 2009. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended December 31, 2009, the administration fee amounted to $49,507. EVM also pays all ordinary operating expenses of the Fund (excluding the investment adviser fee, distribution and service fees, and administration fee). Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees’ fees incurred by the Fund for the year ended December 31, 2009 were paid by EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan

10

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund’s average daily net assets for distribution services and facilities provided to the Fund by EVD, as well as for personal services and /or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $123,765. Pursuant to a voluntary fee waiver, EVD made a reduction of its distribution and service fees in the amount of $44,556.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$511,485
U.S. Government and Agency Securities	1,407,326

$1,918,811

Sales

Investments (non-U.S. Government)	$3,057,567
U.S. Government and Agency Securities	1,375,000

$4,432,567

6   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2009	2008

Sales	—	1,664,818
Issued to shareholders electing to receive payments of distributions in Fund shares	—	27,861
Redemptions	—	(1,664,818)

Net increase	—	27,861

At December 31, 2009, EVM owned 100% of the outstanding shares of the Fund.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,256,125

Gross unrealized appreciation	$6,961
Gross unrealized depreciation	(1,332,025)

Net unrealized depreciation	$(1,325,064)

8   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

11

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Commercial Paper	$—	$18,976,719	$—	$18,976,719
Corporate Bonds & Notes	—	515,241	—	515,241
U.S. Government Agency Obligations	—	26,761,499	—	26,761,499
Commercial Mortgage-Backed Securities	—	3,677,602	—	3,677,602

Total Investments	$—	$49,931,061	$—	$49,931,061

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 12, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

12

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Institutional
Short Term Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Short Term Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Institutional Short Term Income Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 12, 2010

13

Eaton Vance Institutional Short Term Income Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund.

14

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

15

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Institutional Short Term Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board considered the Adviser’s experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

16

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

17

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

18

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

19

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

20

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1555-2/10	ISTISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Investment Grade Income Fund as of December 31, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Duke E. Laflamme, CFA
Portfolio Manager
•	During the year ending December 31, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued into the first calendar quarter of 2009. After contracting in the first two quarters of 2009—declining at annualized rates of 6.4% and 0.7%, respectively—the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters, respectively, according to the U.S. Department of Commerce.

•	In the capital markets, U.S. Treasuries underperformed all other major bond sectors in 2009. In general, the riskier the asset class, the better the return. High-yield bonds and bank loans had the strongest returns, followed by commercial mortgage-backed securities (CMBS) and investment-grade corporate bonds. On the lower end of the risk spectrum, government agency mortgage-backed securities (MBS) and government agency debt advanced only slightly. Treasury returns fell as last year’s “flight to quality” reversed course in dramatic fashion, especially in longer maturities, thereby steepening the yield curve. As a result, the overall Treasury index fell nearly 4%. During the year, the government’s ongoing intervention stabilized the banking system, stimulated economic growth, and set the stage for an impressive market turnaround.

•	During the period, the U.S. Federal Reserve (the Fed) kept the Federal Funds rate unchanged in a range of 0.00% to 0.25%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s1 investments may include preferred securities, corporate bonds, U.S. government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations), and asset-backed securities (including collateralized debt obligations).

•	For the year, the Fund performed in line with its benchmark, the Barclays Capital U.S. Aggregate Index. Earlier in the year, we had increased the Portfolio’s exposure to CMBS and corporate bonds as we believed that the wide spreads offered in these sectors more than compensated for the associated credit risk based on our positive macro-economic outlook. Relative weakness in the longer part of the yield curve and a higher quality bias offset the benefits from our sector allocation strategy.

•	In light of our outlook for slow, but positive economic growth and a potential emerging risk of inflation, we positioned the Fund to guard against rising rates, to take advantage of tightening corporate spreads, especially in financials and CMBS, and finally, to anticipate the widening of MBS spreads as the Fed winds down its purchase program.

•	The Fund’s current positioning is not only consistent with our outlook, but it also reflects our relative value discipline rooted in our generally conservative investment approach.

Total Return Performance 12/31/08 – 12/31/09
Class A2	6.02	%*
Class I2	5.85
Barclays Capital U.S. Aggregate Index[3]	5.93

*	Return is cumulative since inception of the share class on 1/5/09.

See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Investment Grade Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	This return does not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

[3]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Investment Grade Income Fund as of December 31, 2009

MANAGEMENT ’S DISCUSSION OF FUND PERFORMANCE
•	Effective February 1, 2010, Thomas H. Luster and Bernard Scozzafava are the portfolio managers of Investment Grade Income Portfolio. Mr. Luster has been a fixed-income analyst and portfolio manager at Eaton Vance for more than five years and is a Vice President of Eaton Vance and Boston Management and Research (BMR). Mr. Scozzafava has been a fixed-income analyst at Eaton Vance since March 2006. Prior to joining Eaton Vance, Mr. Scozzafava was a portfolio manager and credit analyst with MFS Investment Management. Mr. Scozzafava is a Vice President of Eaton Vance and BMR.

2

Eaton Vance Investment Grade Income Fund as of December 31, 2009

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Barclays Capital U.S. Aggregate Index, a broad-based, unmanaged index of U.S. investment-grade fixed-income securities. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I of the Fund and the Barclays Capital U.S. Aggregate Index. Class I total returns are presented at net asset value. The table includes the total returns of each Class of the Fund at net asset value and maximum offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A		Class I
Symbol	EAGIX		EIGIX

Average Annual Total Returns (at net asset value)

One Year	N.A.		5.85%
Life of Fund†	6.02	%††	5.12

SEC Average Annual Total Returns (including sales charge)

One Year	N.A.		5.85%
Life of Fund†	1.02	%††	5.12

†	Inception Dates – Class A: 1/5/09; Class I: 3/21/07

††	Return is cumulative since inception of the share class.

[1]	Average annual total returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the return would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator of the Fund, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class I

Gross Expense Ratio	2.34%	2.09%
Net Expense Ratio	0.95	0.70

[2]	Source: Prospectus dated 5/1/09. Net Expense Ratio reflects a contractual expense limitation that continues through April 30, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper, Inc. Class I of the Fund commenced investment operations on 3/21/07.

A $250,000 hypothetical investment at net asset value in Class A shares on 1/5/09 (commencement of operations) would have been valued at $265,049 on 12/31/09 ($252,561 at the maximum offering price). A $10,000 hypothetical investment at net asset value in Class A shares on 1/5/09 would have been valued at $10,602 on 12/31/09 ($10,102 at the maximum offering price). It is not possible to invest directly in an Index. The Index’s total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Portfolio Composition3
Asset Allocation

By net assets

[3]	As a percentage of the Portfolio’s net assets at 12/31/09.

3

Eaton Vance Investment Grade Income Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Investment Grade Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,044.40	$4.90	**
Class I	$1,000.00	$1,046.80	$3.61	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**
Class I	$1,000.00	$1,021.70	$3.57	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Class A shares and 0.70% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, expenses would be higher.

4

Eaton Vance Investment Grade Income Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Investment Grade Income Portfolio, at value (identified cost, $17,781,849)	$18,095,289
Receivable for Fund shares sold	309

Total assets	$18,095,598

Liabilities

Payable for Fund shares redeemed	$1,657
Payable to affiliates:
Distribution and service fees	1,579
Trustees’ fees	125
Accrued expenses	37,147

Total liabilities	$40,508

Net Assets	$18,055,090

Sources of Net Assets

Paid-in capital	$17,734,922
Accumulated net realized gain from Portfolio	1,149
Accumulated undistributed net investment income	5,579
Net unrealized appreciation from Portfolio	313,440

Total	$18,055,090

Class A Shares

Net Assets	$8,341,226
Shares Outstanding	827,157
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.08
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.58

Class I Shares

Net Assets	$9,713,864
Shares Outstanding	963,936
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.08

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Interest allocated from Portfolio	$609,035
Dividends allocated from Portfolio	8,998
Securities lending income allocated from Portfolio, net	778
Expenses allocated from Portfolio	(71,805)

Total investment income from Portfolio	$547,006

Expenses

Distribution and service fees
Class A	$11,247
Trustees’ fees and expenses	500
Custodian fee	13,538
Transfer and dividend disbursing agent fees	38,476
Legal and accounting services	22,627
Printing and postage	17,057
Registration fees	48,481
Miscellaneous	10,097

Total expenses	$162,023

Deduct —
Allocation of expenses to affiliates	$134,838

Total expense reductions	$134,838

Net expenses	$27,185

Net investment income	$519,821

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$141,382
Financial futures contracts	(12,305)
Swap contracts	1,353

Net realized gain	$130,430

Change in unrealized appreciation (depreciation) —
Investments	$117,562
Financial futures contracts	29,142
Swap contracts	31,768

Net change in unrealized appreciation (depreciation)	$178,472

Net realized and unrealized gain	$308,902

Net increase in net assets from operations	$828,723

See notes to financial statements

5

Eaton Vance Investment Grade Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$519,821	$235,169
Net realized gain (loss) from investment transactions, financial futures contracts and swap contracts	130,430	(74,379)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	178,472	98,395

Net increase in net assets from operations	$828,723	$259,185

Distributions to shareholders —
From net investment income
Class A	$(191,958)	$—
Class I	(353,110)	(240,547)
Tax return of capital
Class I	—	(10,695)

Total distributions to shareholders	$(545,068)	$(251,242)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$11,308,029	$—
Class I	4,375,288	4,088,873
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	181,205	—
Class I	181,121	123,738
Cost of shares redeemed
Class A	(3,298,250)	—
Class I	(1,731,020)	(270,528)

Net increase in net assets from Fund share transactions	$11,016,373	$3,942,083

Net increase in net assets	$11,300,028	$3,950,026

Net Assets

At beginning of year	$6,755,062	$2,805,036

At end of year	$18,055,090	$6,755,062

Accumulated undistributed net investment income included in net assets

At end of year	$5,579	$6,841

See notes to financial statements

6

Eaton Vance Investment Grade Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Period Ended
	December 31, 2009(1)

Net asset value — Beginning of period	$9.910

Income (Loss) From Operations

Net investment income(2)	$0.395
Net realized and unrealized gain	0.187

Total income from operations	$0.582

Less Distributions

From net investment income	$(0.412)

Total distributions	$(0.412)

Net asset value — End of period	$10.080

Total Return(3)	6.02	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,341
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.95	%(8)
Net investment income	4.01	%(8)
Portfolio Turnover of the Portfolio	94	%(9)

(1)	For the period from the commencement of operations, January 5, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator reimbursed certain operating expenses (equal to 1.07% of average daily net assets for the period from the commencement of operations, January 5, 2009, to December 31, 2009). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

See notes to financial statements

7

Eaton Vance Investment Grade Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
			Period Ended
	2009	2008	December 31, 2007(1)

Net asset value — Beginning of period	$9.940	$10.010	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.419	$0.462	$0.338
Net realized and unrealized gain (loss)	0.157	(0.040)	0.041

Total income from operations	$0.576	$0.422	$0.379

Less Distributions

From net investment income	$(0.436)	$(0.471)	$(0.363)
Tax return of capital	—	(0.021)	(0.006)

Total distributions	$(0.436)	$(0.492)	$(0.369)

Net asset value — End of period	$10.080	$9.940	$10.010

Total Return(3)	5.85%	4.59%	3.80	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,714	$6,755	$2,805
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.70%	0.70%	0.75	%(8)
Net investment income	4.21%	4.72%	4.35	%(8)
Portfolio Turnover of the Portfolio	94%	70%	130	%(9)

(1)	For the period from the commencement of operations, March 21, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator reimbursed certain operating expenses (equal to 1.08%, 1.39% and 2.47% of average daily net assets for the years ended December 31, 2009 and 2008 and the period from the start of business, March 21, 2007, to December 31, 2007, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2007.

See notes to financial statements

8

Eaton Vance Investment Grade Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in Investment Grade Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (14.0% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2009, a capital loss carryforward of $73,257 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2009, the Fund had a net capital loss of $16,015 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on March 21, 2007 to December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as

9

Eaton Vance Investment Grade Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$545,068	$240,547
Tax return of capital	$—	$10,695

During the year ended December 31, 2009, accumulated net realized gain was decreased by $23,985 and accumulated undistributed net investment income was increased by $23,985 due to differences between book and tax accounting, primarily for swap contracts, premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$29,979
Post October losses	$(16,015)
Net unrealized appreciation	$306,204

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, swap contracts, investments in partnerships and premium amortization.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 0.95% and 0.70% annually of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $134,838 of the Fund’s operating expenses for the year ended December 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $144 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,073 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

10

Eaton Vance Investment Grade Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $11,247 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2009, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $14,623,807 and $4,158,385, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Period Ended
Class A	December 31, 2009(1)

Sales	1,135,076
Issued to shareholders electing to receive payments of distributions in Fund shares	18,226
Redemptions	(326,145)

Net increase	827,157

	Year Ended December 31,
Class I	2009	2008

Sales	442,205	414,101
Issued to shareholders electing to receive payments of distributions in Fund shares	18,267	12,610
Redemptions	(175,873)	(27,679)

Net increase	284,599	399,032

(1)	Class A commenced operations on January 5, 2009.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

11

Eaton Vance Investment Grade Income Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Investment
Grade Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, March 21, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, March 21, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

12

Eaton Vance Investment Grade Income Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

13

Investment Grade Income Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Corporate Bonds — 27.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Agriculture — 0.4%

Bunge, Ltd. Finance Corp., 5.10%, 7/15/15	$460	$456,611

		$456,611

Appliances — 0.3%

Whirlpool Corp., 6.125%, 6/15/11(1)	$320	$332,698

		$332,698

Banks — 4.3%

Bank of America Corp., 5.65%, 5/1/18	$1,150	$1,169,880
Barclays Bank PLC, 5.20%, 7/10/14	235	249,352
Capital One Capital VI, 8.875%, 5/15/40	250	268,125
Goldman Sachs Group, Inc., 6.15%, 4/1/18	1,290	1,383,186
Morgan Stanley, MTN, 6.625%, 4/1/18	1,110	1,202,015
Wells Fargo & Co., 3.75%, 10/1/14	1,280	1,277,602

		$5,550,160

Beverages — 1.2%

Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$175	$177,660
Anheuser-Busch Cos., Inc., 6.45%, 9/1/37	205	217,500
Bottling Group, LLC, 6.95%, 3/15/14	540	621,902
Diageo Capital PLC, 7.375%, 1/15/14(1)	510	590,497

		$1,607,559

Broadcasting and Cable — 1.0%

Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	$680	$876,350
Time Warner Cable, Inc., 8.75%, 2/14/19	360	439,478

		$1,315,828

Commercial Services — 0.3%

Waste Management, Inc., 7.75%, 5/15/32	$310	$364,942

		$364,942

Communications Services — 1.2%

AT&T, Inc., 4.85%, 2/15/14(1)	$165	$175,607
AT&T, Inc., 5.80%, 2/15/19(1)	475	507,231
Crown Castle International Corp., 9.00%, 1/15/15	270	288,900
Telecom Italia Capital, 6.175%, 6/18/14	500	542,476

		$1,514,214

Diversified Manufacturing — 1.5%

Fortune Brands, Inc., 6.375%, 6/15/14	$500	$535,996
Ingersoll-Rand Co., 6.48%, 6/1/25	69	64,917
Ingersoll-Rand Co., MTN, 6.015%, 2/15/28	1,310	1,403,191

		$2,004,104

Drugs — 0.9%

Abbott Laboratories, 6.00%, 4/1/39(1)	$420	$444,302
McKesson Corp., 6.50%, 2/15/14	340	376,437
Merck & Co., Inc., MTN, 5.76%, 5/3/37	335	362,243

		$1,182,982

Financial Services — 4.3%

American Express Co., 8.125%, 5/20/19	$550	$652,891
Bear Stearns Co., Inc., 7.25%, 2/1/18	955	1,097,909
Citigroup Funding, Inc., MTN, 1.325%, 5/7/10(2)	400	400,954
Citigroup, Inc., 5.85%, 8/2/16	745	730,394
Citigroup, Inc., 8.50%, 5/22/19	185	213,985
General Electric Capital Corp., 5.625%, 5/1/18	1,000	1,026,436
HSBC Finance Corp., 5.25%, 1/14/11	775	802,555
Macquarie Group, Ltd., 7.30%, 8/1/14(1)(3)	160	173,043
Western Union Co., 6.50%, 2/26/14(1)	410	456,237

		$5,554,404

Foods — 1.9%

Kroger Co., 6.40%, 8/15/17	$390	$426,692
McDonald’s Corp., 5.80%, 10/15/17	365	404,025
SUPERVALU, Inc., 8.00%, 5/1/16	675	688,500
Yum! Brands, Inc., 6.25%, 3/15/18(1)	830	906,834

		$2,426,051

Foods-Retail — 0.4%

Safeway, Inc., 6.25%, 3/15/14	$510	$560,635

		$560,635

Health Services — 0.6%

HCA, Inc., 8.50%, 4/15/19(3)	$250	$270,625
Laboratory Corp. of America, 5.50%, 2/1/13	545	567,995

		$838,620

See notes to financial statements

14

Investment Grade Income Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Insurance — 1.2%

Prudential Financial, Inc., MTN, 6.00%, 12/1/17	$605	$625,161
The Travelers Cos., Inc., 5.80%, 5/15/18	875	934,064

		$1,559,225

Lodging and Gaming — 0.2%

MGM Mirage, Inc., 8.50%, 9/15/10	$300	$300,000

		$300,000

Oil and Gas-Equipment and Services — 0.8%

Marathon Oil Corp., 6.50%, 2/15/14	$90	$99,645
Marathon Oil Corp., 7.50%, 2/15/19	215	248,555
Transocean, Inc., 7.375%, 4/15/18	650	741,100

		$1,089,300

Pipelines — 0.5%

Kinder Morgan Energy Partners, L.P., 5.85%, 9/15/12	$640	$689,183

		$689,183

Real Estate Investment Trusts (REITs) — 0.4%

AvalonBay Communities, Inc., MTN, 5.70%, 3/15/17(1)	$500	$507,965

		$507,965

Retail-Drug Stores — 0.7%

CVS Caremark Corp., 5.75%, 6/1/17	$640	$676,484
Walgreen Co., 5.25%, 1/15/19	240	255,149

		$931,633

Retail-Specialty and Apparel — 2.0%

Costco Wholesale Corp., 5.50%, 3/15/17(1)	$730	$780,276
Nordstrom, Inc., 6.25%, 1/15/18(1)	340	368,624
Staples, Inc., 9.75%, 1/15/14(1)	520	634,137
Wal-Mart Stores, Inc., 6.20%, 4/15/38	700	774,656

		$2,557,693

Software — 0.4%

CA, Inc., 5.375%, 12/1/19	$545	$549,102

		$549,102

Tobacco — 1.2%

Altria Group, Inc., 9.95%, 11/10/38	$440	$575,174
Philip Morris International, Inc., 5.65%, 5/16/18	870	916,400

		$1,491,574

Transportation — 0.5%

Ryder System, Inc., MTN, 7.20%, 9/1/15	$570	$620,748

		$620,748

Utilities — 1.5%

Dominion Resources, Inc., 8.875%, 1/15/19	$485	$605,400
Georgia Power Co., 5.70%, 6/1/17(1)	565	614,001
Southern California Edison Co., 4.15%, 9/15/14(1)	150	157,036
Southern California Edison Co., 6.05%, 3/15/39(1)	490	523,981

		$1,900,418

Total Corporate Bonds (identified cost $33,137,857)		$35,905,649

Agency Mortgage-Backed Securities — 25.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Gold Pool #B10129, 3.50%, 10/1/18	$501	$496,853
Gold Pool #E00421, 6.00%, 3/1/11	16	17,301
Gold Pool #E00598, 5.50%, 12/1/13	236	249,515
Gold Pool #E00617, 5.50%, 1/1/14	401	424,407
Gold Pool #G04309, 5.50%, 5/1/38	6,536	6,858,140
Gold Pool #G18176, 5.00%, 4/1/22	2,438	2,558,974
PAC CMO, Series 2534, Class HG, 4.50%, 4/15/16	155	156,652
PAC CMO, Series 2939, Class HP, 5.00%, 4/15/28	194	200,061

		$10,961,903

Federal National Mortgage Association:
Pool #256673, 5.50%, 4/1/37	$4,772	$5,003,464
Pool #257169, 4.50%, 3/1/38	3,945	3,942,185
Pool #448183, 5.50%, 10/1/13	42	44,970
Pool #535454, 6.00%, 2/1/15	87	92,791
Pool #545937, 6.00%, 6/1/14	71	75,943
Pool #545948, 6.00%, 12/1/14	57	60,522
Pool #889040, 5.00%, 6/1/37	2,667	2,741,248
Pool #918109, 5.00%, 5/1/37	5,600	5,753,887

See notes to financial statements

15

Investment Grade Income Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association: (continued)
Pool #929009, 6.00%, 1/1/38	$3,664	$3,887,161

		$21,602,171

Government National Mortgage Association:
PAC CMO, Series 1998-14, Class PH, 6.50%, 6/20/28	$701	$760,656
Pool #781412, 6.50%, 2/15/17	272	293,591

		$1,054,247

Total Agency Mortgage-Backed Securities
(identified cost $31,647,229)		$33,618,321

Commercial Mortgage-Backed
Securities — 8.3%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2004-6, Class A5,
4.81%, 12/10/42	$460	$448,204
BSCMS, Series 2002-TOP8, Class A2,
4.83%, 8/15/38	310	317,385
BSCMS, Series 2004-T14, Class A4,
5.20%, 1/12/41	381	385,244
CGCMT, Series 2004-C1, Class A3,
5.25%, 4/15/40	500	502,895
CSFB, Series 2003-C3, Class A3,
3.382%, 5/15/38	71	71,247
CSFB, Series 2004-C1, Class A4,
4.75%, 1/15/37	250	247,162
CSFB, Series 2004-C2, Class A2,
5.416%, 5/15/36	505	500,846
CSFB, Series 2004-C3, Class A5,
5.11%, 7/15/36	615	609,645
CSFB, Series 2005-C1, Class A4,
5.01%, 2/15/38	450	442,290
GECMC, Series 2002-2A, Class A2,
4.97%, 8/11/36	377	390,637
GECMC, Series 2002-3A, Class A1,
4.229%, 12/10/37	190	192,512
GECMC, Series 2004-C1, Class A3,
4.596%, 11/10/38	310	304,653
GECMC, Series 2004-C3, Class A4,
5.19%, 7/10/39	500	499,629
LBUBS, Series 2002-C4, Class A3,
4.071%, 9/15/26	153	155,640
LBUBS, Series 2004-C8, Class A3,
4.435%, 12/15/29	910	904,829
MLMT, Series 2005-MCP1, Class AM,
4.805%, 6/12/43	1,225	1,033,481
MSC, Series 2003-IQ6, Class A4,
4.97%, 12/15/41	470	470,909
MSC, Series 2004-IQ8, Class A5,
5.11%, 6/15/40	380	371,074
SBM7, Series 2000-C3, Class A2,
6.592%, 12/18/33	537	546,988
WBCMT, Series 2003-C4, Class A2,
4.566%, 4/15/35	670	680,277
WBCMT, Series 2004-C10, Class A4,
4.748%, 2/15/41	450	444,926
WBCMT, Series 2004-C12, Class A4,
5.237%, 7/15/41	585	581,182
WBCMT, Series 2005-C17, Class A4,
5.083%, 3/15/42	610	596,574

Total Commercial Mortgage-Backed Securities
(identified cost $10,582,760)		$10,698,229

Asset-Backed Securities — 1.0%

	Principal
	Amount
Security	(000’s omitted)	Value

HAROT, Series 2008-1, Class A4, 4.88%, 9/18/14	$600	$629,117
HART, Series 2008-A, Class A4, 5.48%, 11/17/14	600	642,728

Total Asset-Backed Securities
(identified cost $1,199,730)		$1,271,845

U.S. Government Agency Bonds — 0.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association, 4.75%, 11/19/12	$1,000	$1,083,326

Total U.S. Government Agency Bonds
(identified cost $1,022,419)		$1,083,326

See notes to financial statements

16

Investment Grade Income Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

U.S. Treasury Obligations — 32.6%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 6.375%, 8/15/27	$8,130	$9,931,307
U.S. Treasury Note, 1.375%, 11/15/12	550	546,219
U.S. Treasury Note, 1.75%, 11/15/11	2,065	2,091,701
U.S. Treasury Note, 2.375%, 8/31/10	5,000	5,067,775
U.S. Treasury Note, 2.75%, 7/31/10	9,000	9,131,139
U.S. Treasury Note, 3.375%, 11/15/19	9,000	8,659,737
U.S. Treasury Note, 3.75%, 11/15/18	1,785	1,785,420
U.S. Treasury Note, 4.00%, 2/15/15	1,015	1,079,073
U.S. Treasury Note, 4.50%, 2/28/11	2,340	2,443,199
U.S. Treasury Note, 4.625%, 2/15/17	1,385	1,495,909

Total U.S. Treasury Obligations
(identified cost $41,834,344)		$42,231,479

Municipal Bonds — 0.3%

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations — 0.3%

Dallas County, Hospital District, (Build America Bonds), 4.948%, 8/15/20	$395	$388,447

Total Municipal Bonds
(identified cost $395,000)		$388,447

Preferred Securities — 0.7%

Security	Shares	Value

Diversified Financial Services — 0.6%

PPTT, 2006-A GS, Class A, 5.994%(2)(3)	8,000	$806,758

		$806,758

Insurance — 0.1%

RAM Holdings, Ltd., Series A, 7.50%(4)	2,000	$140,125

		$140,125

Total Preferred Securities
(identified cost $2,824,568)		$946,883

Interest Rate Swaptions — 0.4%

	Expiration	Notional
Description	Date	Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.912%	12/29/2011	$9,000,000	$522,630
Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.81%	2/11/2010	6,000,000	540

Total Interest Rate Swaptions
(identified cost $726,912)			$523,170

Short-Term Investments — 4.4%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(5)	$1,091	$1,091,314
Eaton Vance Cash Collateral Fund, LCC, 0.16%(5)(6)	4,599	4,598,618

Total Short-Term Investments
(identified cost $5,689,932)		$5,689,932

Total Investments — 102.2%
(identified cost $129,060,751)		$132,357,281

Other Assets, Less Liabilities — (2.2)%		$(2,830,178)

Net Assets — 100.0%		$129,527,103

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BACM - Bank of America Commercial Mortgage, Inc.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

CGCMT - Citigroup Commercial Mortgage Trust

CMO - Collateralized Mortgage Obligations

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

GECMC - General Electric Commercial Mortgage Corp.

HAROT - Honda Auto Receivables Owner Trust

HART - Hyundai Auto Receivables Trust

LBUBS - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

MTN - Medium-Term Note

PAC - Planned Amortization Class

PPTT - Preferred Pass-Through Trust 2006

SBM7 - Salomon Brothers Mortgage Securities VII, Inc.

WBCMT - Wachovia Bank Commercial Mortgage Trust

(1)	All or a portion of this security was on loan at December 31, 2009.

See notes to financial statements

17

Investment Grade Income Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2009.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities is $1,250,426 or 1.0% of the Portfolio’s net assets.

(4)	Non-income producing security.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

(6)	The amount invested in the Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

18

Investment Grade Income Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value including $4,489,981 of securities on loan (identified cost, $123,370,819)	$126,667,349
Affiliated investments, at value (identified cost, $5,689,932)	5,689,932
Interest receivable	1,224,841
Receivable for investments sold	9,405,155
Securities lending income receivable	656
Receivable for open swap contracts	4,447

Total assets	$142,992,380

Liabilities

Collateral for securities loaned	$4,598,618
Payable for investments purchased	8,703,569
Payable for open swap contracts	44,994
Payable to affiliates:
Investment adviser fee	48,062
Trustees’ fees	1,405
Accrued expenses	68,629

Total liabilities	$13,465,277

Net Assets applicable to investors’ interest in Portfolio	$129,527,103

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$126,271,120
Net unrealized appreciation	3,255,983

Total	$129,527,103

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Interest	$6,473,107
Dividends	104,502
Securities lending income, net	7,060
Interest allocated from affiliated investment	16,850
Expenses allocated from affiliated investment	(13,809)

Total investment income	$6,587,710

Expenses

Investment adviser fee	$590,973
Trustees’ fees and expenses	5,907
Custodian fee	86,134
Legal and accounting services	64,730
Miscellaneous	6,246

Total expenses	$753,990

Net investment income	$5,833,720

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$621,559
Investment transactions allocated from affiliated investments	(26,999)
Financial futures contracts	(257,066)
Swap contracts	13,350

Net realized gain	$350,844

Change in unrealized appreciation (depreciation) —
Investments	$479,567
Financial futures contracts	648,839
Swap contracts	100,129

Net change in unrealized appreciation (depreciation)	$1,228,535

Net realized and unrealized gain	$1,579,379

Net increase in net assets from operations	$7,413,099

See notes to financial statements

19

Investment Grade Income Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$5,833,720	$6,645,732
Net realized gain (loss) from investment transactions, financial futures contracts and swap contracts	350,844	(1,421,456)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	1,228,535	725,483

Net increase in net assets from operations	$7,413,099	$5,949,759

Capital transactions —
Contributions	$41,842,123	$49,802,842
Withdrawals	(62,494,272)	(38,689,413)

Net increase (decrease) in net assets from capital transactions	$(20,652,149)	$11,113,429

Net increase (decrease) in net assets	$(13,239,050)	$17,063,188

Net Assets

At beginning of year	$142,766,153	$125,702,965

At end of year	$129,527,103	$142,766,153

See notes to financial statements

20

Investment Grade Income Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.57%	0.73%	0.76%	0.76%
Net investment income	4.35%	4.82%	4.50%	4.12%	3.48%
Portfolio Turnover	94%	70%	130%	93%	66%

Total Return	5.99%	4.66%	5.56%	3.27%	2.15%

Net assets, end of year (000’s omitted)	$129,527	$142,766	$125,703	$108,501	$104,581

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

21

Investment Grade Income Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 49.4% and 14.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any

22

Investment Grade Income Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return,

23

Investment Grade Income Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

J  Swaptions — The Portfolio may purchase swaptions for the purpose of hedging against adverse movements in interest rates. The contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate as average daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended December 31, 2009, the Portfolio’s investment adviser fee totaled $604,063 of which $13,090 was allocated from Cash Management and $590,973 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.45% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$43,770,683
U.S. Government and Agency Securities	78,373,363

$122,144,046

24

Investment Grade Income Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Sales

Investments (non-U.S. Government)	$48,347,732
U.S. Government and Agency Securities	86,075,207

$134,422,939

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$128,810,233

Gross unrealized appreciation	$5,958,483
Gross unrealized depreciation	(2,411,435)

Net unrealized appreciation	$3,547,048

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2009 is as follows:

Credit Default Swaps — Sell Protection

			Notional	Receive
			Amount**	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Depreciation

JPMorgan Chase Bank	HSBC Capital Funding LP (Preferred), 144A, 9.547% to 6/1/10	A1/A	$2,000	0.350%	6/20/11	$(32,985)

HSBC Bank, USA	Pulte Homes, Inc., 7.875%, 8/1/11	Ba3/BB	1,000	0.880	6/20/12	(12,009)

						$(44,994)

Credit Default Swaps — Buy Protection

Notional
		Amount			Net
	Reference	(000’s	Pay Annual	Termination	Unrealized
Counterparty	Entity	omitted)	Fixed Rate	Date	Appreciation

JPMorgan Chase Bank	HSBC Bank, PLC, 0.00%, 4/10/12	$2,000	0.095%	6/20/11	$4,447

$4,447

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At December 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $3,000,000.

At December 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective January 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio may enter into interest rate swaptions. The Portfolio may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the

25

Investment Grade Income Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At December 31, 2009, the fair value of derivatives with credit-related contingent features in a net liability position was $40,547.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and over-the-counter options, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $527,617, representing the fair value of such derivatives in an asset position. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At December 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $4,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2009 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative(1)	Liability Derivative(2)

Credit	Credit Default Swaps	$4,447	$(44,994)
Interest rate	Interest Rate Swaptions	523,170	—

Total		$527,617	$(44,994)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts and Unaffiliated investments, at value, respectively.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2009 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation) on
		Derivatives	Derivatives
		Recognized in	Recognized in
Risk	Derivative	Income(1)	Income(2)

Credit	Credit Default Swaps	$13,350	$100,129
Interest rate	Interest Rates Swaptions	(353,813)	290,977
Interest rate	Futures Contracts	(257,066)	648,839

Total		$(597,529)	$1,039,945

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts, Investment transactions and Financial futures contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts, Investments and Financial futures contracts, respectively.

The average notional amount of swaptions, futures contracts and swap contracts outstanding during the year ended December 31, 2009, which are indicative of the volume of these derivative types, were approximately $8,231,000, $1,077,000 and $5,000,000, respectively.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of the requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio

26

Investment Grade Income Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $8,173 for the year ended December 31, 2009. At December 31, 2009, the value of the securities loaned and the value of the collateral received amounted to $4,489,981 and $4,598,618, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. For the year ended December 31, 2009, the Portfolio realized losses of $20,967 on its investment of cash collateral in connection with securities lending.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds	$—	$35,905,649	$—	$35,905,649
Agency Mortgage-Backed Securities	—	33,618,321	—	33,618,321
Commercial Mortgage-Backed Securities	—	10,698,229	—	10,698,229
Asset-Backed Securities	—	1,271,845	—	1,271,845
U.S. Government Agency Bonds	—	1,083,326	—	1,083,326
U.S. Treasury Obligations	—	42,231,479	—	42,231,479
Municipal Bonds	—	388,447	—	388,447
Preferred Securities	—	946,883	—	946,883
Interest Rate Swaptions	—	523,170	—	523,170
Short-Term Investments	5,689,932	—	—	5,689,932

Total Investments	$5,689,932	$126,667,349	$—	$132,357,281

Credit Default Swaps	$—	$4,447	$—	$4,447

Total	$5,689,932	$126,671,796	$—	$132,361,728

Liability Description

Credit Default Swaps	$—	$(44,994)	$—	$(44,994)

Total	$—	$(44,994)	$—	$(44,994)

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

27

Investment Grade Income Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Investment Grade
Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 26, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

28

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Investment Grade Income Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Investment Grade Income Fund (the “Fund”) invests, with Boston Management and Research (“BMR” or the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser’s in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

30

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Portfolio was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Portfolio’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Portfolio’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Portfolio on the other hand. The Board also concluded that the structure of the management fees, which includes breakpoints, can be expected to cause such benefits to continue to be shared equitably.

31

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

32

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director — Real Estate Equities and REIT Portfolio Manager of the Northwestern Mutual Life Insurance Company (1994-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2002 and President of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Bernard Scozzafava 1/28/61	Vice President of the Portfolio	Since 2010	Vice President of EVM and BMR since 2006. Previously, Portfolio Manager and Credit Analyst at MFS Investment Management (1989-2004). Officer of 1 registered investment company managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

33

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of Investment Grade Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Grade Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2978-2/10	IGISRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2009

EATON VANCE LARGE-CAP GROWTH FUND

AnnualReport December 31, 2009 EATON VANCE LARGE-CAP GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Growth Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Lewis R. Piantedosi
Co-Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
Yana S. Barton, CFA
Co-Portfolio Manager
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending December 31, 2009, Eaton Vance Large-Cap Growth Fund (the Fund)[2] posted double-digit returns but slightly lagged its benchmark, the Russell 1000 Growth Index (the Index), due to unfavorable sector allocation and stock selection, primarily in the industrials, financials and health care sectors. However, the Fund outperformed the Lipper Large-Cap Growth Funds Average.

•	Each of the 10 economic sectors represented in the Index registered positive results for the year. The information technology (IT) sector gained more than 60%, followed by materials, consumer discretionary and telecommunication services, each of which advanced more than 40%. Health care, consumer staples and utilities had solid increases of 21%, 17% and 16%, respectively, but these underperformed the overall return of the Index, illustrating the outperformance of cyclical stocks over defensive stocks during the period.

•	During the year, the top-performing industries in the Index were internet & catalog retail, which rose nearly 165%, consumer finance (109%), health care technology (100%), diversified telecommunication services (80%), and computers and peripherals (78%). The

Total Return Performance
12/31/08 – 12/31/09

Class A3	36.11%
Class B3	35.40
Class C3	35.10
Class I3	36.57
Class R3	14.77	*
Russell 1000 Growth Index[1]	37.21
Lipper Large-Cap Growth Funds Average[1]	35.03

*	Performance is cumulative since share class inception on 8/3/09.

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Large-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

1

Eaton Vance Large-Cap Growth Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
weakest performers in the Index were thrifts & mortgage finance, diversified consumer services, electric utilities, construction & engineering, and construction materials. Performance for these industries ranged from -14% to 1%.
•	Relative to the Index, the Fund benefited from its over-weighting in information technology, as well as from stock selection in the sector. Specifically, positions in the semiconductor, IT services, Internet software and electronic equipment industries all outperformed similar holdings in the Index. In the consumer discretionary sector, the Fund had strong outperformance in the hotel & restaurant and media industries, and it did not own stocks in the diversified consumer services industry, which performed poorly. Finally, in the materials sector, Fund holdings in metals & mining also outperformed those in the Index by a sizable margin.

•	Limiting relative performance were Fund holdings in the industrials sector, which underperformed those in the Index. In particular, our selections in the commercial services, professional services, and aerospace & defense industries lagged those in the Index. The Fund’s overweighting in construction & engineering stocks further detracted. In financials, Fund positions in the insurance industry lagged, while in health care, an underweight in health care equipment restrained relative performance.

•	Effective December 31, 2009, Large-Cap Growth Portfolio is managed by Lewis R. Piantedosi, who will serve as lead portfolio manager, and Yana S. Barton. Mr. Piantedosi has served as a portfolio manager of the Portfolio since it commenced operations and manages other Eaton Vance portfolios. He has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and Boston Management and Research (BMR). Ms. Barton has been a member of the portfolio management team since December 2009 and has managed other Eaton Vance portfolios since 2005. Prior to becoming a portfolio manager, Ms. Barton was an equity research analyst. She has been employed by Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings[1]

By net assets

Google, Inc., Class A	3.0%
Apple, Inc.	3.0
Cisco Systems, Inc.	2.6
Microsoft Corp.	2.4
QUALCOMM, Inc.	2.3
Intel Corp.	2.0
Abbott Laboratories	1.9
Colgate-Palmolive Co.	1.9
Wal-Mart Stores, Inc.	1.9
PepsiCo, Inc.	1.8

[1]	Top 10 Holdings represented 22.8% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Large-Cap Growth Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Growth Index, a broad-based, unmanaged index of growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	EALCX	EBLCX	ECLCX	ELCIX	ELCRX

Average Annual Total Returns (at net asset value)
One Year	36.11%	35.40%	35.10%	36.57%	N.A.
Five Years	2.60	1.88	1.84	N.A.	N.A.
Life of Fund†	6.22	5.46	5.42	-3.47	14.77	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	28.31%	30.40%	34.10%	36.57%	N.A.
Five Years	1.40	1.51	1.84	N.A.	N.A.
Life of Fund†	5.37	5.46	5.42	-3.47	14.77	%††

†	Inception Dates — Class A, Class B, and Class C: 9/9/02; Class I: 5/3/07; Class R: 8/3/09

††	Performance is cumulative since share class inception.

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Gross Expense Ratio	1.46%	2.21%	2.21%	1.21%	1.71%
Net Expense Ratio	1.25	2.00	2.00	1.00	1.50

[2]	Source: Prospectus dated 5/1/09, as supplemented 7/31/09. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/9/02.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 9/9/02 (commencement of operations), Class I shares on 5/3/07 (commencement of operations) and Class R shares on 8/3/09 (commencement of operations) would have been valued at $14,748, $14,716, $9,103 and $11,477, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual*
Class A	$1,000.00	$1,226.80	$7.02	***
Class B	$1,000.00	$1,221.80	$11.20	***
Class C	$1,000.00	$1,221.30	$11.20	***
Class I	$1,000.00	$1,228.20	$5.62	***
Class R	$1,000.00	$1,147.70	$6.66	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	***
Class B	$1,000.00	$1,014.90	$10.16	***
Class C	$1,000.00	$1,015.10	$10.16	***
Class I	$1,000.00	$1,020.20	$5.09	***
Class R	$1,000.00	$1,014.50	$7.62	***

*	Class R had not commenced operations as of July 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.00% for Class I shares and 1.50% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B, Class C and Class I (to reflect the one-half year period) and by 151/365 for Class R (to reflect the period from commencement of operations on August 3, 2009 to December 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (July 31, 2009 for Class R). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.00% for Class I shares and 1.50% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (July 31, 2009 for Class R). The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of certain expenses to the administrator of the Fund, expenses would be higher.

4

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Large-Cap Growth Portfolio, at value (identified cost, $116,682,111)	$143,416,252
Receivable for Fund shares sold	609,247
Receivable from affiliate	74,441
Other assets	517

Total assets	$144,100,457

Liabilities

Payable for Fund shares redeemed	$227,444
Payable to affiliates:
Distribution and service fees	47,271
Administration fee	17,831
Trustees’ fees	125
Accrued expenses	86,950

Total liabilities	$379,621

Net Assets	$143,720,836

Sources of Net Assets

Paid-in capital	$133,661,980
Accumulated net realized loss from Portfolio	(16,677,287)
Accumulated undistributed net investment income	2,002
Net unrealized appreciation from Portfolio	26,734,141

Total	$143,720,836

Class A Shares

Net Assets	$85,281,288
Shares Outstanding	5,862,680
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.55
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.44

Class B Shares

Net Assets	$9,808,910
Shares Outstanding	712,341
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.77

Class C Shares

Net Assets	$25,645,128
Shares Outstanding	1,866,342
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.74

Class I Shares

Net Assets	$22,984,362
Shares Outstanding	1,570,393
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.64

Class R Shares

Net Assets	$1,148
Shares Outstanding	79
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $12,303)	$1,420,187
Interest allocated from Portfolio	8,434
Securities lending income allocated from Portfolio, net	2,294
Expenses allocated from Portfolio	(777,857)

Total investment income from Portfolio	$653,058

Expenses

Administration fee	$156,111
Distribution and service fees
Class A	176,814
Class B	73,232
Class C	191,104
Class R	2
Trustees’ fees and expenses	500
Custodian fee	25,668
Transfer and dividend disbursing agent fees	187,095
Legal and accounting services	16,980
Printing and postage	42,620
Registration fees	72,190
Miscellaneous	11,781

Total expenses	$954,097

Deduct —
Allocation of expenses to affiliate	$248,614

Total expense reductions	$248,614

Net expenses	$705,483

Net investment loss	$(52,425)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(5,411,264)
Foreign currency transactions	549

Net realized loss	$(5,410,715)

Change in unrealized appreciation (depreciation) —
Investments	$38,982,925
Foreign currency	1,242

Net change in unrealized appreciation (depreciation)	$38,984,167

Net realized and unrealized gain	$33,573,452

Net increase in net assets from operations	$33,521,027

See notes to financial statements

5

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(52,425)	$(87,045)
Net realized loss from investment and foreign currency transactions	(5,410,715)	(11,263,601)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	38,984,167	(32,153,311)

Net increase (decrease) in net assets from operations	$33,521,027	$(43,503,957)

Distributions to shareholders —
From net realized gain
Class A	$—	$(137,871)
Class B	—	(30,394)
Class C	—	(39,596)
Class I	—	(398)

Total distributions to shareholders	$—	$(208,259)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$45,650,814	$35,742,901
Class B	2,415,578	2,560,645
Class C	10,309,369	10,136,649
Class I	21,542,733	747,388
Class R	1,000	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	113,308
Class B	—	25,033
Class C	—	27,072
Class I	—	396
Cost of shares redeemed
Class A	(37,422,807)	(25,557,676)
Class B	(2,435,368)	(3,724,666)
Class C	(6,042,376)	(7,180,458)
Class I	(867,233)	(70,889)
Net asset value of shares exchanged
Class A	740,623	1,029,368
Class B	(740,623)	(1,029,368)
Contingent deferred sales charges
Class B	8,629	1,266

Net increase in net assets from Fund share transactions	$33,160,339	$12,820,969

Net increase (decrease) in net assets	$66,681,366	$(30,891,247)

	Year Ended	Year Ended
Net Assets	December 31, 2009	December 31, 2008

At beginning of year	$77,039,470	$107,930,717

At end of year	$143,720,836	$77,039,470

Accumulated undistributed net investment income included in net assets

At end of year	$2,002	$7,659

See notes to financial statements

6

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009		2008		2007	2006		2005

Net asset value — Beginning of year	$10.680		$17.300		$15.530	$14.100		$13.060

Income (Loss) From Operations

Net investment income (loss)(1)	$0.014		$0.021		$0.006	$(0.020)		$0.000	(2)
Net realized and unrealized gain (loss)	3.856		(6.608)		1.954	1.773		0.902

Total income (loss) from operations	$3.870		$(6.587)		$1.960	$1.753		$0.902

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)

Total distributions	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)

Net asset value — End of year	$14.550		$10.680		$17.300	$15.530		$14.100

Total Return(3)	36.11%		(38.08)%		12.60%	12.42	%(4)	6.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$85,281		$52,923		$71,184	$45,236		$20,037
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25	%(7)	1.30	%(7)	1.39%	1.40%		1.40	%(7)
Net investment income (loss)	0.12%		0.15%		0.04%	(0.14)%		0.00	%(8)
Portfolio Turnover of the Portfolio	60%		84%		46%	56%		55%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.001.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.24%, 0.16% and less than 0.01% of average daily net assets for the years ended December 31, 2009, 2008 and 2005, respectively).

(8)	Amount is less than 0.01%.

See notes to financial statements

7

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009		2008		2007	2006		2005

Net asset value — Beginning of year	$10.170		$16.580		$15.010	$13.730		$13.360

Income (Loss) From Operations

Net investment loss(1)	$(0.057)		$(0.085)		$(0.112)	$(0.125)		$(0.101)
Net realized and unrealized gain (loss)	3.645		(6.293)		1.872	1.728		0.873

Total income (loss) from operations	$3.588		$(6.378)		$1.760	$1.603		$0.772

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)

Total distributions	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)

Contingent deferred sales charges(1)	$0.012		$0.001		$—	$—		$—

Net asset value — End of year	$13.770		$10.170		$16.580	$15.010		$13.730

Total Return(2)	35.40%		(38.53)%		11.70%	11.67	%(3)	5.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,809		$8,036		$15,802	$12,484		$11,809
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.88	%(6)	2.05	%(6)	2.14%	2.15%		2.15	%(6)
Net investment loss	(0.50)%		(0.62)%		(0.70)%	(0.88)%		(0.75)%
Portfolio Turnover of the Portfolio	60%		84%		46%	56%		55%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.24%, 0.15% and less than 0.01% of average daily net assets for the years ended December 31, 2009, 2008 and 2005, respectively).

See notes to financial statements

8

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009		2008		2007	2006		2005

Net asset value — Beginning of year	$10.160		$16.590		$15.010	$13.730		$13.360

Income (Loss) From Operations

Net investment loss(1)	$(0.072)		$(0.083)		$(0.114)	$(0.127)		$(0.101)
Net realized and unrealized gain (loss)	3.652		(6.314)		1.884	1.730		0.873

Total income (loss) from operations	$3.580		$(6.397)		$1.770	$1.603		$0.772

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)

Total distributions	$—		$(0.033)		$(0.190)	$(0.323)		$(0.402)

Net asset value — End of year	$13.740		$10.160		$16.590	$15.010		$13.730

Total Return(2)	35.10%		(38.56)%		11.77%	11.67	%(3)	5.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$25,645		$15,424		$20,818	$13,146		$7,606
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.00	%(6)	2.05	%(6)	2.14%	2.15%		2.15	%(6)
Net investment loss	(0.62)%		(0.60)%		(0.70)%	(0.88)%		(0.75)%
Portfolio Turnover of the Portfolio	60%		84%		46%	56%		55%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.24%, 0.16% and less than 0.01% of average daily net assets for the years ended December 31, 2009, 2008 and 2005, respectively).

See notes to financial statements

9

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,				Period Ended
					December 31,
	2009		2008		2007(1)

Net asset value — Beginning of period	$10.720		$17.320		$16.290

Income (Loss) From Operations

Net investment income(2)	$0.056		$0.059		$0.010
Net realized and unrealized gain (loss)	3.864		(6.626)		1.210

Total income (loss) from operations	$3.920		$(6.567)		$1.220

Less Distributions

From net realized gain	$—		$(0.033)		$(0.190)

Total distributions	$—		$(0.033)		$(0.190)

Net asset value — End of period	$14.640		$10.720		$17.320

Total Return(3)	36.57%		(37.98)%		7.46	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,984		$656		$127
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.00	%(8)	1.05	%(8)	1.14	%(7)
Net investment income	0.43%		0.44%		0.09	%(7)
Portfolio Turnover of the Portfolio	60%		84%		46	%(9)

(1)	For the period from the start of business, May 3, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 0.24% and 0.16% of average daily net assets for the years ended December 31, 2009 and 2008, respectively).

(9)	For the Portfolio’s fiscal year ended December 31, 2007.

See notes to financial statements

10

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Period Ended
	December 31, 2009(1)

Net asset value — Beginning of period	$12.660

Income (Loss) From Operations

Net investment loss(2)	$(0.008)
Net realized and unrealized gain	1.878

Total income from operations	$1.870

Net asset value — End of period	$14.530

Total Return(3)	14.77	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1
Ratios (as a percentage of average daily net assets):
Expenses (5)(6)	1.50	%(7)(8)
Net investment loss	(0.15	)%(7)
Portfolio Turnover of the Portfolio	60	%(9)

(1)	For the period from the start of business, August 3, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 0.24% of average daily net assets for the period ended December 31, 2009).

(9)	For the Portfolio’s fiscal year ended December 31, 2009.

See notes to financial statements

11

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a Massachusetts trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (85.6% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $16,794,031 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($8,984,016) and December 31, 2017 ($7,810,015).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Long-term capital gains	$—	$208,259

During the year ended December 31, 2009, accumulated net realized loss was increased by $549, accumulated net investment loss was decreased by $46,768 and paid-in capital was decreased by $46,219 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(16,794,031)
Net unrealized appreciation	$26,852,887

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2009, the administration fee amounted to $156,111. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.25%, 2.00%, 2.00%, 1.00% and 1.50% annually of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $248,614 of the Fund’s operating expenses for the year ended December 31, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $6,453 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $26,383 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009.

13

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $176,814 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended December 31, 2009 with respect to Class B. For the year ended December 31, 2009, the Fund paid or accrued to EVD $52,386 and $143,328 for Class B and Class C shares, respectively, representing 0.63% and 0.75% of the average daily net assets of Class B and Class C shares, respectively. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $14,000 and $1,386,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2009, the Fund paid or accrued to EVD $1, representing 0.25% (annualized) of the average daily net assets of Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $20,846, $47,776 and $1 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $1,000, $21,600 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $8,629 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $65,806,728 and $33,224,537, respectively.

14

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	3,770,680	2,627,820
Issued to shareholders electing to receive payments of distributions in Fund shares	—	7,358
Redemptions	(2,925,375)	(1,867,322)
Exchange from Class B shares	62,021	72,948

Net increase	907,326	840,804

	Year Ended December 31,
Class B	2009	2008

Sales	207,030	198,587
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,698
Redemptions	(219,925)	(286,209)
Exchange to Class A shares	(65,303)	(76,398)

Net decrease	(78,198)	(162,322)

	Year Ended December 31,
Class C	2009	2008

Sales	895,332	805,857
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,835
Redemptions	(546,309)	(545,359)

Net increase	349,023	262,333

	Year Ended December 31,
Class I	2009	2008

Sales	1,579,373	59,567
Issued to shareholders electing to receive payments of distributions in Fund shares	—	25
Redemptions	(70,195)	(5,705)

Net increase	1,509,178	53,887

	Period Ended
Class R	December 31, 2009(1)

Sales	79

Net increase	79

(1)	Class R commenced operations on August 3, 2009.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

16

Eaton Vance Large-Cap Growth Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Large-Cap Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.1%

Security	Shares	Value

Aerospace & Defense — 2.4%

General Dynamics Corp.	28,300	$1,929,211
United Technologies Corp.	29,900	2,075,359

		$4,004,570

Air Freight & Logistics — 1.9%

Expeditors International of Washington, Inc.	54,600	$1,896,258
FedEx Corp.	14,400	1,201,680

		$3,097,938

Beverages — 3.2%

Coca-Cola Co. (The)	41,700	$2,376,900
PepsiCo, Inc.	48,850	2,970,080

		$5,346,980

Biotechnology — 2.7%

Amgen, Inc.(1)	43,800	$2,477,766
Celgene Corp.(1)	17,978	1,001,015
Gilead Sciences, Inc.(1)	23,700	1,025,736

		$4,504,517

Chemicals — 1.2%

Monsanto Co.	25,500	$2,084,625

		$2,084,625

Commercial Banks — 1.1%

Wells Fargo & Co.	70,400	$1,900,096

		$1,900,096

Commercial Services & Supplies — 1.1%

Waste Management, Inc.	54,500	$1,842,645

		$1,842,645

Communications Equipment — 6.1%

Brocade Communications Systems, Inc.(1)	281,700	$2,149,371
Cisco Systems, Inc.(1)	179,900	4,306,806
QUALCOMM, Inc.	83,200	3,848,832

		$10,305,009

Computers & Peripherals — 6.2%

Apple, Inc.(1)	23,500	$4,955,210
Hewlett-Packard Co.	56,500	2,910,315
International Business Machines Corp.	19,000	2,487,100

		$10,352,625

Construction & Engineering — 1.0%

Fluor Corp.	37,700	$1,698,008

		$1,698,008

Consumer Finance — 1.1%

American Express Co.	44,500	$1,803,140

		$1,803,140

Diversified Financial Services — 3.1%

Bank of America Corp.	124,865	$1,880,467
CME Group, Inc.	4,800	1,612,560
JPMorgan Chase & Co.	39,700	1,654,299

		$5,147,326

Electrical Equipment — 0.7%

Emerson Electric Co.	28,200	$1,201,320

		$1,201,320

Electronic Equipment, Instruments & Components — 2.4%

Agilent Technologies, Inc.(1)	62,500	$1,941,875
Corning, Inc.	108,551	2,096,120

		$4,037,995

Energy Equipment & Services — 2.1%

Halliburton Co.	57,900	$1,742,211
Schlumberger, Ltd.	28,300	1,842,047

		$3,584,258

Food & Staples Retailing — 3.3%

Walgreen Co.	67,100	$2,463,912
Wal-Mart Stores, Inc.	58,200	3,110,790

		$5,574,702

See notes to financial statements

18

Large-Cap Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Food Products — 2.4%

Kellogg Co.	45,800	$2,436,560
Nestle SA	31,000	1,504,541

		$3,941,101

Health Care Equipment & Supplies — 4.6%

Baxter International, Inc.	42,000	$2,464,560
Covidien PLC	36,100	1,728,829
Medtronic, Inc.	39,900	1,754,802
Zimmer Holdings, Inc.(1)	28,900	1,708,279

		$7,656,470

Hotels, Restaurants & Leisure — 2.0%

Carnival Corp.(1)	49,260	$1,561,049
Starbucks Corp.(1)	74,000	1,706,440

		$3,267,489

Household Products — 2.8%

Colgate-Palmolive Co.	38,000	$3,121,700
Procter & Gamble Co.	24,800	1,503,624

		$4,625,324

Industrial Conglomerates — 0.9%

3M Co.	18,700	$1,545,929

		$1,545,929

Insurance — 0.9%

Prudential Financial, Inc.	31,200	$1,552,512

		$1,552,512

Internet Software & Services — 4.3%

Akamai Technologies, Inc.(1)	88,300	$2,236,639
Google, Inc., Class A(1)	8,000	4,959,840

		$7,196,479

IT Services — 3.6%

Cognizant Technology Solutions Corp.(1)	35,800	$1,621,740
MasterCard, Inc., Class A	10,400	2,662,192
Western Union Co.	96,500	1,819,025

		$6,102,957

Machinery — 1.1%

Caterpillar, Inc.	32,807	$1,869,671

		$1,869,671

Media — 2.4%

Discovery Communications, Inc., Class A(1)	52,000	$1,594,840
Walt Disney Co. (The)	75,300	2,428,425

		$4,023,265

Metals & Mining — 2.9%

BHP Billiton, Ltd. ADR	17,600	$1,347,808
Freeport-McMoRan Copper & Gold, Inc.(1)	16,900	1,356,901
Nucor Corp.	46,200	2,155,230

		$4,859,939

Multiline Retail — 1.9%

Macy’s, Inc.	101,200	$1,696,112
Target Corp.	31,900	1,543,003

		$3,239,115

Oil, Gas & Consumable Fuels — 2.6%

Anadarko Petroleum Corp.	28,100	$1,754,002
Exxon Mobil Corp.	17,182	1,171,641
Occidental Petroleum Corp.	18,400	1,496,840

		$4,422,483

Personal Products — 1.3%

Avon Products, Inc.	67,700	$2,132,550

		$2,132,550

Pharmaceuticals — 6.5%

Abbott Laboratories	59,200	$3,196,208
Allergan, Inc.	36,600	2,306,166
Johnson & Johnson	38,400	2,473,344
Merck & Co., Inc.	33,500	1,224,090
Shire PLC ADR	28,200	1,655,340

		$10,855,148

Semiconductors & Semiconductor Equipment — 7.9%

ASML Holding NV ADR	52,300	$1,782,907
Atheros Communications, Inc.(1)	59,000	2,020,160
Broadcom Corp., Class A(1)	69,300	2,179,485

See notes to financial statements

19

Large-Cap Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

Cree, Inc.(1)	24,260	$1,367,536
Intel Corp.	161,000	3,284,400
NVIDIA Corp.(1)	139,368	2,603,394

		$13,237,882

Software — 3.8%

Microsoft Corp.	134,532	$4,101,881
Oracle Corp.	89,500	2,196,330

		$6,298,211

Specialty Retail — 4.1%

American Eagle Outfitters, Inc.	98,300	$1,669,134
Bed Bath & Beyond, Inc.(1)	39,500	1,525,885
Best Buy Co., Inc.	52,400	2,067,704
Staples, Inc.	68,300	1,679,497

		$6,942,220

Textiles, Apparel & Luxury Goods — 1.4%

NIKE, Inc., Class B	34,900	$2,305,843

		$2,305,843

Wireless Telecommunication Services — 1.1%

American Tower Corp., Class A(1)	41,600	$1,797,536

		$1,797,536

Total Common Stocks
(identified cost $133,602,640)		$164,357,878

Short-Term Investments — 1.9%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$3,217	$3,217,368

Total Short-Term Investments
(identified cost $3,217,368)		$3,217,368

Total Investments — 100.0%
(identified cost $136,820,008)		$167,575,246

Other Assets, Less Liabilities — 0.0%		$55,635

Net Assets — 100.0%		$167,630,881

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

20

Large-Cap Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $133,602,640)	$164,357,878
Affiliated investment, at value (identified cost, $3,217,368)	3,217,368
Foreign currency, at value (identified cost, $32)	33
Dividends receivable	164,893
Tax reclaims receivable	24,484

Total assets	$167,764,656

Liabilities

Payable to affiliates:
Investment adviser fee	$90,075
Trustees’ fees	1,325
Accrued expenses	42,375

Total liabilities	$133,775

Net Assets applicable to investors’ interest in Portfolio	$167,630,881

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$136,873,677
Net unrealized appreciation	30,757,204

Total	$167,630,881

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $14,706)	$1,683,543
Securities lending income, net	2,769
Interest allocated from affiliated investment	10,024
Expenses allocated from affiliated investment	(8,691)

Total investment income	$1,687,645

Expenses

Investment adviser fee	$795,933
Trustees’ fees and expenses	5,132
Custodian fee	76,248
Legal and accounting services	28,390
Miscellaneous	6,873

Total expenses	$912,576

Net investment income	$775,069

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(6,766,380)
Investment transactions allocated from affiliated investments	(15,278)
Foreign currency transactions	662

Net realized loss	$(6,780,996)

Change in unrealized appreciation (depreciation) —
Investments	$46,316,715
Foreign currency	1,517

Net change in unrealized appreciation (depreciation)	$46,318,232

Net realized and unrealized gain	$39,537,236

Net increase in net assets from operations	$40,312,305

See notes to financial statements

21

Large-Cap Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$775,069	$780,885
Net realized loss from investment and foreign currency transactions	(6,780,996)	(14,306,227)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	46,318,232	(38,261,566)

Net increase (decrease) in net assets from operations	$40,312,305	$(51,786,908)

Capital transactions —
Contributions	$71,107,268	$59,079,271
Withdrawals	(36,913,195)	(42,288,759)

Net increase in net assets from capital transactions	$34,194,073	$16,790,512

Net increase (decrease) in net assets	$74,506,378	$(34,996,396)

Net Assets

At beginning of year	$93,124,503	$128,120,899

At end of year	$167,630,881	$93,124,503

See notes to financial statements

22

Large-Cap Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.75%	0.76%	0.75%	0.78%		0.82	%(2)
Net investment income	0.63%	0.69%	0.67%	0.48%		0.58%
Portfolio Turnover	60%	84%	46%	56%		55%

Total Return	36.77%	(37.73)%	13.30%	13.14	%(3)	7.23%

Net assets, end of year (000’s omitted)	$167,631	$93,125	$128,121	$84,017		$39,588

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2005).

(3)	During the year ended December 31, 2006, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2006.

See notes to financial statements

23

Large-Cap Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Large-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 85.6% and 3.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

24

Large-Cap Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended December 31, 2009, the Portfolio’s investment adviser fee totaled $804,131 of which $8,198 was allocated from Cash Management and $795,933 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.65% of the Portfolio’s average daily net assets.

25

Large-Cap Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $109,883,863 and $73,106,348, respectively, for the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$136,915,918

Gross unrealized appreciation	$31,264,904
Gross unrealized depreciation	(605,576)

Net unrealized appreciation	$30,659,328

The net unrealized appreciation on foreign currency at December 31, 2009 on a federal income tax basis was $1,966.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $773 for the year ended December 31, 2009. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At December 31, 2009, the Portfolio had no securities on loan. For the year ended December 31, 2009, the Portfolio realized losses of $14,010 on its investment of cash collateral in connection with securities lending.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

26

Large-Cap Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$19,777,932	$—		$—	$19,777,932
Consumer Staples	20,116,116	1,504,541		—	21,620,657
Energy	8,006,741	—		—	8,006,741
Financials	10,403,074	—		—	10,403,074
Health Care	23,016,135	—		—	23,016,135
Industrials	15,260,081	—		—	15,260,081
Information Technology	57,531,158	—		—	57,531,158
Materials	6,944,564	—		—	6,944,564
Telecommunication Services	1,797,536	—		—	1,797,536

Total Common Stocks	$162,853,337	$1,504,541	*	$—	$164,357,878

Short-Term Investments	$3,217,368	$—		$—	$3,217,368

Total Investments	$166,070,705	$1,504,541		$—	$167,575,246

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

27

Large-Cap Growth Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

28

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Large-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Large-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

30

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2002	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

32

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

Yana S. Barton 7/28/75	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

33

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Eaton Vance Large-Cap Growth Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1559-2/10	LCCSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2009

EATON VANCE LARGE-CAP VALUE FUND

Eaton Vance Investment Managers Annual Report December 31, 2009 EATON VANCE LARGE-CAP VALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Michael R. Mach, CFA
Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this backdrop, the Fund[2] posted positive returns in each of its 10 economic sectors, but lagged its benchmark—the Russell 1000 Value Index (the Index) for the year ending December 31, 2009. Underperformance for the period was generally driven by stock selection: the Fund’s investment decisions involve consideration of numerous factors, such as the financial strength of a given stock. However, we believed the market rally in 2009 was led by what we considered “lower-quality” stocks—some with negative price-to-earnings ratios, lower market capitalizations or leveraged balance sheets. Therefore, the Fund was not invested in a number of the stocks that performed well during the year, and we remained more-defensively positioned while investors became less risk-averse.
•	For example, the Fund was under-represented in the cyclical consumer discretionary sector — one of the hardest-hit groups in late 2008 — which attracted investors looking for valuation plays and went on to post some of the strongest gains in the 2009 rally. Underweighting the sector and having no exposure to the automotive industry had the largest negative impact on Fund performance. Stock selection in media, as well as hotels & restaurants, also detracted.
•	On balance for the year, stock selection and an underweighting in the resurgent financials sector detracted from performance. In fact, three of the Fund’s four

Total Return Performance
12/31/08–12/31/09

Class A3	17.01%
Class B3	16.09
Class C3	16.13
Class I3	17.26
Class R3	16.67
Russell 1000 Value Index[1]	19.69
Lipper Large-Cap Core Funds Average[1]	27.14
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Large-Cap Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value.

1

Eaton Vance Large-Cap Value Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
largest individual detractors were financials stocks, two of them from the insurance industry. However, positive security selections in the consumer finance and diversified financial services industries helped mitigate the Fund’s relative underperformance versus the Index in the sector.

•	On the upside, stock selection in energy was a key driver of relative performance. In particular, a below-benchmark stake in an underperforming integrated oil conglomerate and investments in exploration & production companies contributed. Underweighting utilities and stock selection within electric utilities also helped, as did a sizable overweighting in information technology—one of the Index’s best-performing sectors for the year.

•	We remain committed to investing in companies we believe to be characterized by strong business franchises and attractive growth prospects. We will also maintain our discipline of investing in stocks of such companies only when they are available at what we regard as discounted valuations versus the broad market averages and our analysts’ estimates of their fair market value. As always, we believe that the key lies in our research-driven investment process, a steadfast emphasis on risk management and our focus on maintaining a long-term investment perspective.

•	I am pleased to announce that, effective December 31, 2009, the Portfolio will be managed utilizing a team approach. While I will remain the lead portfolio manager, joining me are Matthew Beaudry, John Crowley and Steve Kaszynski. Each is a Vice President of Eaton Vance Management. Please refer to “Management and Organization” beginning on page 32 for additional information about each portfolio manager’s investment experience.

•	As a fellow shareholder, I thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings[1]

By net assets

Wells Fargo & Co.	2.6%
Occidental Petroleum Corp.	2.6
JPMorgan Chase & Co.	2.5
Chevron Corp.	2.5
Bank of America Corp.	2.5
Apache Corp.	2.4
McDonald’s Corp.	2.3
Anadarko Petroleum Corp.	2.3
Hewlett-Packard Co.	2.3
Pfizer, Inc.	2.2

[1]	Top 10 Holdings represented 24.2% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2

By net assets

2	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Large-Cap Value Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/23/31.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/31/99, Class I shares on 12/28/04 (commencement of operations) and Class R shares on 2/18/04 (commencement of operations) would have been valued at $14,523, $14,519, $11,393 and $12,257, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Performance1

	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	EHSTX	EMSTX	ECSTX	EILVX	ERSTX

Average Annual Total Returns (at net asset value)

One Year	17.01%	16.09%	16.13%	17.26%	16.67%
Five Years	2.23	1.47	1.47	2.51	1.98
Ten Years	4.59	3.80	3.80	N.A.	N.A.
Life of Fund†	9.15	8.40	8.50	2.64	3.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	10.26%	11.09%	15.13%	17.26%	16.67%
Five Years	1.03	1.09	1.47	2.51	1.98
Ten Years	3.97	3.80	3.80	N.A.	N.A.
Life of Fund†	9.07	8.40	8.50	2.64	3.53

†	Inception Dates — Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered at net asset value.
Total Annual
Operating Expenses2

	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.00%	1.75%	1.75%	0.75%	1.25%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,214.70	$5.58
Class B	$1,000.00	$1,210.20	$9.75
Class C	$1,000.00	$1,210.30	$9.75
Class I	$1,000.00	$1,216.40	$4.25
Class R	$1,000.00	$1,213.60	$6.97

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.09
Class B	$1,000.00	$1,016.40	$8.89
Class C	$1,000.00	$1,016.40	$8.89
Class I	$1,000.00	$1,021.40	$3.87
Class R	$1,000.00	$1,018.90	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares, 1.75% for Class C shares, 0.76% for Class I shares and 1.25% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Large-Cap Value Portfolio, at value (identified cost, $13,332,964,753)	$16,010,191,319
Receivable for Fund shares sold	181,845,538

Total assets	$16,192,036,857

Liabilities

Payable for Fund shares redeemed	$42,532,047
Payable to affiliates:
Distribution and service fees	2,871,645
Trustees’ fees	124
Accrued expenses	4,943,740

Total liabilities	$50,347,556

Net Assets	$16,141,689,301

Sources of Net Assets

Paid-in capital	$16,927,014,047
Accumulated net realized loss from Portfolio	(3,458,939,232)
Accumulated distributions in excess of net investment income	(3,612,080)
Net unrealized appreciation from Portfolio	2,677,226,566

Net Assets	$16,141,689,301

Class A Shares

Net Assets	$9,470,972,561
Shares Outstanding	565,847,106
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.74
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.76

Class B Shares

Net Assets	$123,714,713
Shares Outstanding	7,388,675
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.74

Class C Shares

Net Assets	$749,389,081
Shares Outstanding	44,766,856
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.74

Class I Shares

Net Assets	$5,482,121,721
Shares Outstanding	326,687,881
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.78

Class R Shares

Net Assets	$315,491,225
Shares Outstanding	18,873,731
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.72

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $6,130,528)	$307,965,309
Interest allocated from Portfolio	1,616,626
Securities lending income allocated from Portfolio, net	3,420,002
Expenses allocated from Portfolio	(75,238,500)

Total investment income from Portfolio	$237,763,437

Expenses

Distribution and service fees
Class A	$20,532,132
Class B	1,230,616
Class C	6,573,173
Class R	1,282,014
Trustees’ fees and expenses	500
Custodian fee	43,591
Transfer and dividend disbursing agent fees	19,083,550
Legal and accounting services	85,481
Printing and postage	1,807,844
Registration fees	671,238
Miscellaneous	52,823

Total expenses	$51,362,962

Net investment income	$186,400,475

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(1,782,597,450)
Foreign currency transactions	767,281
Capital gain distributions received	6,998,800

Net realized loss	$(1,774,831,369)

Change in unrealized appreciation (depreciation) —
Investments	$4,030,486,314
Foreign currency	192,580

Net change in unrealized appreciation (depreciation)	$4,030,678,894

Net realized and unrealized gain	$2,255,847,525

Net increase in net assets from operations	$2,442,248,000

See notes to financial statements

5

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$186,400,475	$136,966,097
Net realized loss from investment and foreign currency transactions, and capital gain distributions received	(1,774,831,369)	(1,624,001,289)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	4,030,678,894	(2,475,517,411)

Net increase (decrease) in net assets from operations	$2,442,248,000	$(3,962,552,603)

Distributions to shareholders —
From net investment income
Class A	$(125,131,292)	$(104,306,183)
Class B	(956,603)	(1,346,486)
Class C	(5,165,474)	(5,105,998)
Class I	(57,261,629)	(22,573,457)
Class R	(3,292,972)	(2,262,349)
From net realized gain
Class A	—	(2,332,816)
Class B	—	(30,114)
Class C	—	(114,196)
Class I	—	(504,857)
Class R	—	(50,598)

Total distributions to shareholders	$(191,807,970)	$(138,627,054)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,368,172,930	$6,746,428,792
Class B	9,554,361	30,518,067
Class C	171,889,963	422,101,910
Class I	3,542,643,662	2,436,137,828
Class R	114,214,246	216,768,966
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	105,701,410	86,967,427
Class B	770,749	1,088,789
Class C	3,488,132	3,413,925
Class I	33,233,714	15,850,876
Class R	3,000,006	2,087,989
Cost of shares redeemed
Class A	(3,740,017,307)	(2,221,106,776)
Class B	(31,414,064)	(49,625,405)
Class C	(180,094,904)	(160,430,346)
Class I	(811,589,817)	(381,044,965)
Class R	(62,255,116)	(35,062,268)
Net asset value of shares exchanged
Class A	14,394,205	13,088,016
Class B	(14,394,205)	(13,088,016)

Net increase in net assets from Fund share transactions	$3,527,297,965	$7,114,094,809

Net increase in net assets	$5,777,737,995	$3,012,915,152

	Year Ended	Year Ended
Net Assets	December 31, 2009	December 31, 2008

At beginning of year	$10,363,951,306	$7,351,036,154

At end of year	$16,141,689,301	$10,363,951,306

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(3,612,080)	$2,171,293

See notes to financial statements

6

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$14.540	$22.520	$21.040	$18.420	$16.880

Income (Loss) From Operations

Net investment income(1)	$0.216	$0.289	$0.273	$0.276	$0.214
Net realized and unrealized gain (loss)	2.207	(7.993)	1.805	3.145	1.716

Total income (loss) from operations	$2.423	$(7.704)	$2.078	$3.421	$1.930

Less Distributions

From net investment income	$(0.223)	$(0.270)	$(0.282)	$(0.262)	$(0.198)
From net realized gain	—	(0.006)	(0.306)	(0.539)	(0.192)
Tax return of capital	—	—	(0.010)	—	—

Total distributions	$(0.223)	$(0.276)	$(0.598)	$(0.801)	$(0.390)

Net asset value — End of year	$16.740	$14.540	$22.520	$21.040	$18.420

Total Return(2)	17.01%	(34.47)%	9.99%	18.81%	11.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,470,973	$7,264,003	$5,709,362	$3,369,986	$1,583,242
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.03%	1.00%	0.98%†	1.01%†	1.04%†
Net investment income	1.49%	1.53%	1.23%	1.39%	1.21%
Portfolio Turnover of the Portfolio	56%	61%	35%	52%	72%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$14.540	$22.510	$21.040	$18.420	$16.860

Income (Loss) From Operations

Net investment income(1)	$0.115	$0.139	$0.103	$0.128	$0.075
Net realized and unrealized gain (loss)	2.194	(7.980)	1.801	3.146	1.724

Total income (loss) from operations	$2.309	$(7.841)	$1.904	$3.274	$1.799

Less Distributions

From net investment income	$(0.109)	$(0.126)	$(0.118)	$(0.115)	$(0.047)
From net realized gain	—	(0.003)	(0.306)	(0.539)	(0.192)
Tax return of capital	—	—	(0.010)	—	—

Total distributions	$(0.109)	$(0.129)	$(0.434)	$(0.654)	$(0.239)

Net asset value — End of year	$16.740	$14.540	$22.510	$21.040	$18.420

Total Return(2)	16.09%	(34.95)%	9.13%	17.92%	10.68%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,715	$144,129	$261,680	$252,843	$206,114
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.78%	1.75%	1.73%†	1.76%†	1.79%†
Net investment income	0.80%	0.72%	0.46%	0.65%	0.43%
Portfolio Turnover of the Portfolio	56%	61%	35%	52%	72%

†	The operating expense of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$14.540	$22.520	$21.040	$18.420	$16.900

Income (Loss) From Operations

Net investment income(1)	$0.111	$0.145	$0.106	$0.128	$0.080
Net realized and unrealized gain (loss)	2.203	(7.994)	1.808	3.146	1.717

Total income (loss) from operations	$2.314	$(7.849)	$1.914	$3.274	$1.797

Less Distributions

From net investment income	$(0.114)	$(0.128)	$(0.118)	$(0.115)	$(0.085)
From net realized gain	—	(0.003)	(0.306)	(0.539)	(0.192)
Tax return of capital	—	—	(0.010)	—	—

Total distributions	$(0.114)	$(0.131)	$(0.434)	$(0.654)	$(0.277)

Net asset value — End of year	$16.740	$14.540	$22.520	$21.040	$18.420

Total Return(2)	16.13%	(34.94)%	9.13%	17.92%	10.64%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$749,389	$654,757	$713,773	$462,469	$234,164
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.78%	1.75%	1.73%†	1.76%†	1.79%†
Net investment income	0.77%	0.76%	0.48%	0.65%	0.45%
Portfolio Turnover of the Portfolio	56%	61%	35%	52%	72%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$14.580	$22.550	$21.040	$18.420	$16.880

Income (Loss) From Operations

Net investment income(1)	$0.251	$0.343	$0.340	$0.329	$0.300
Net realized and unrealized gain (loss)	2.208	(7.989)	1.795	3.141	1.672

Total income (loss) from operations	$2.459	$(7.646)	$2.135	$3.470	$1.972

Less Distributions

From net investment income	$(0.259)	$(0.317)	$(0.309)	$(0.311)	$(0.240)
From net realized gain	—	(0.007)	(0.306)	(0.539)	(0.192)
Tax return of capital	—	—	(0.010)	—	—

Total distributions	$(0.259)	$(0.324)	$(0.625)	$(0.850)	$(0.432)

Net asset value — End of year	$16.780	$14.580	$22.550	$21.040	$18.420

Total Return(2)	17.26%	(34.22)%	10.27%	19.10%	11.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,482,122	$2,085,283	$549,834	$63,157	$18,590
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.78%	0.75%	0.73%†	0.77%†	0.79%†
Net investment income	1.70%	1.92%	1.52%	1.65%	1.65%
Portfolio Turnover of the Portfolio	56%	61%	35%	52%	72%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$14.530	$22.490	$21.040	$18.420	$16.890

Income (Loss) From Operations

Net investment income(1)	$0.180	$0.246	$0.218	$0.225	$0.187
Net realized and unrealized gain (loss)	2.198	(7.980)	1.804	3.152	1.697

Total income (loss) from operations	$2.378	$(7.734)	$2.022	$3.377	$1.884

Less Distributions

From net investment income	$(0.188)	$(0.221)	$(0.256)	$(0.218)	$(0.162)
From net realized gain	—	(0.005)	(0.306)	(0.539)	(0.192)
Tax return of capital	—	—	(0.010)	—	—

Total distributions	$(0.188)	$(0.226)	$(0.572)	$(0.757)	$(0.354)

Net asset value — End of year	$16.720	$14.530	$22.490	$21.040	$18.420

Total Return(2)	16.67%	(34.57)%	9.66%	18.55%	11.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$315,491	$215,779	$116,388	$56,284	$5,521
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.28%	1.25%	1.23%†	1.26%†	1.29%†
Net investment income	1.24%	1.33%	0.98%	1.12%	1.05%
Portfolio Turnover of the Portfolio	56%	61%	35%	52%	72%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

11

Eaton Vance Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,254,627,419 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($1,499,034,788) and December 31, 2017 ($1,755,592,631).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America

12

Eaton Vance Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$191,807,970	$135,594,473
Long-term capital gains	$—	$3,032,581

During the year ended December 31, 2009, accumulated net realized loss was decreased by $375,878 and accumulated distributions in excess of net investment income was increased by $375,878 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain(loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,877,865
Capital loss carryforward	$(3,254,627,419)
Net unrealized appreciation	$2,464,424,808

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investment in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $705,267 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $307,185 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the

13

Eaton Vance Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $20,532,132 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $922,963 and $4,929,879 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,264,000 and $74,080,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2009, the Fund paid or accrued to EVD $641,007, representing 0.25% of the average daily net assets of Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $307,653, $1,643,294 and $641,007 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $59,000, $282,000 and $232,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,925,582,865 and $1,697,821,871, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

14

Eaton Vance Large-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class A	2009	2008

Sales	312,044,866	365,439,237
Issued to shareholders electing to receive payments of distributions in Fund shares	7,637,623	4,833,728
Redemptions	(254,320,735)	(125,057,984)
Exchange from Class B shares	1,006,210	703,381

Net increase	66,367,964	245,918,362

	Year Ended December 31,
Class B	2009	2008

Sales	681,270	1,624,623
Issued to shareholders electing to receive payments of distributions in Fund shares	59,163	59,226
Redemptions	(2,255,182)	(2,693,461)
Exchange to Class A shares	(1,006,400)	(703,929)

Net decrease	(2,521,149)	(1,713,541)

	Year Ended December 31,
Class C	2009	2008

Sales	12,157,358	22,168,833
Issued to shareholders electing to receive payments of distributions in Fund shares	264,676	191,560
Redemptions	(12,674,248)	(9,042,288)

Net increase (decrease)	(252,214)	13,318,105

	Year Ended December 31,
Class I	2009	2008

Sales	238,125,667	140,217,363
Issued to shareholders electing to receive payments of distributions in Fund shares	2,343,969	903,033
Redemptions	(56,770,631)	(22,518,009)

Net increase	183,699,005	118,602,387

	Year Ended December 31,
Class R	2009	2008

Sales	8,139,469	11,511,420
Issued to shareholders electing to receive payments of distributions in Fund shares	219,065	118,876
Redemptions	(4,339,169)	(1,952,144)

Net increase	4,019,365	9,678,152

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 17, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Large-Cap Value Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Large-Cap
Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2010

16

Eaton Vance Large-Cap Value Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $286,261,302, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Large-Cap Value Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.9%

Security	Shares	Value

Aerospace & Defense — 3.6%

General Dynamics Corp.	3,500,000	$238,595,000
United Technologies Corp.(1)	5,000,000	347,050,000

		$585,645,000

Beverages — 1.0%

PepsiCo, Inc.	2,750,000	$167,200,000

		$167,200,000

Biotechnology — 0.8%

Amgen, Inc.(1)(2)	2,150,000	$121,625,500

		$121,625,500

Capital Markets — 2.8%

Goldman Sachs Group, Inc.	2,000,000	$337,680,000
Northern Trust Corp.(1)	2,000,000	104,800,000

		$442,480,000

Chemicals — 0.8%

Air Products and Chemicals, Inc.(1)	1,500,000	$121,590,000

		$121,590,000

Commercial Banks — 6.3%

Fifth Third Bancorp(1)	9,000,000	$87,750,000
PNC Financial Services Group, Inc.(1)	6,000,000	316,740,000
U.S. Bancorp(1)	8,000,000	180,080,000
Wells Fargo & Co.(1)	15,500,000	418,345,000

		$1,002,915,000

Commercial Services & Supplies — 1.5%

Waste Management, Inc.(1)	7,000,000	$236,670,000

		$236,670,000

Communications Equipment — 1.3%

Cisco Systems, Inc.(2)	4,750,000	$113,715,000
Telefonaktiebolaget LM Ericsson, Class B	10,000,000	92,060,493

		$205,775,493

Computers & Peripherals — 3.7%

Hewlett-Packard Co.(1)	7,000,000	$360,570,000
International Business Machines Corp.(1)	1,750,000	229,075,000

		$589,645,000

Consumer Finance — 2.2%

American Express Co.(1)	4,000,000	$162,080,000
Capital One Financial Corp.(1)	5,000,000	191,700,000

		$353,780,000

Diversified Financial Services — 5.0%

Bank of America Corp.(1)	26,500,000	$399,090,000
JPMorgan Chase & Co.(1)	9,750,000	406,282,500

		$805,372,500

Diversified Telecommunication Services — 3.9%

AT&T, Inc.(1)	11,500,000	$322,345,000
Verizon Communications, Inc.(1)	9,000,000	298,170,000

		$620,515,000

Electric Utilities — 2.1%

American Electric Power Co., Inc.(1)	7,000,000	$243,530,000
Southern Co.(1)	3,000,000	99,960,000

		$343,490,000

Electrical Equipment — 0.5%

Emerson Electric Co.(1)	2,000,000	$85,200,000

		$85,200,000

Energy Equipment & Services — 2.3%

Halliburton Co.(1)	7,000,000	$210,630,000
Transocean, Ltd.(1)(2)	2,000,000	165,600,000

		$376,230,000

Food & Staples Retailing — 1.0%

Wal-Mart Stores, Inc.(1)	3,000,000	$160,350,000

		$160,350,000

Food Products — 2.6%

Kellogg Co.(1)	2,500,000	$133,000,000
Nestle SA	6,000,000	291,201,539

		$424,201,539

See notes to financial statements

18

Large-Cap Value Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 1.2%

Boston Scientific Corp.(1)(2)	10,000,000	$90,000,000
Covidien PLC(1)	2,000,000	95,780,000

		$185,780,000

Health Care Providers & Services — 0.5%

UnitedHealth Group, Inc.(1)	2,900,000	$88,392,000

		$88,392,000

Hotels, Restaurants & Leisure — 3.0%

Carnival Corp.(1)(2)	3,250,000	$102,992,500
McDonald’s Corp.(1)	6,000,000	374,640,000

		$477,632,500

Industrial Conglomerates — 2.1%

General Electric Co.	15,000,000	$226,950,000
Tyco International, Ltd.(1)	3,000,000	107,040,000

		$333,990,000

Insurance — 4.9%

ACE, Ltd.(1)(2)	1,750,000	$88,200,000
Lincoln National Corp.(1)	4,500,000	111,960,000
MetLife, Inc.(1)	5,550,000	196,192,500
Prudential Financial, Inc.(1)	6,250,000	311,000,000
Travelers Companies, Inc. (The)(1)	1,500,000	74,790,000

		$782,142,500

IT Services — 1.2%

MasterCard, Inc., Class A(1)	750,000	$191,985,000

		$191,985,000

Life Sciences Tools & Services — 0.5%

Thermo Fisher Scientific, Inc.(1)(2)	1,750,000	$83,457,500

		$83,457,500

Machinery — 1.9%

Caterpillar, Inc.(1)	2,050,000	$116,829,500
Deere & Co.(1)	1,500,000	81,135,000
PACCAR, Inc.(1)	2,800,000	101,556,000

		$299,520,500

Media — 0.7%

Walt Disney Co. (The)(1)	3,500,000	$112,875,000

		$112,875,000

Metals & Mining — 3.7%

BHP Billiton, Ltd. ADR(1)	2,500,000	$191,450,000
Freeport-McMoRan Copper & Gold, Inc.(1)(2)	3,000,000	240,870,000
United States Steel Corp.(1)	3,000,000	165,360,000

		$597,680,000

Multi-Utilities — 2.1%

PG&E Corp.(1)	3,750,000	$167,437,500
Public Service Enterprise Group, Inc.(1)	5,000,000	166,250,000

		$333,687,500

Multiline Retail — 1.1%

Target Corp.(1)	3,500,000	$169,295,000

		$169,295,000

Oil, Gas & Consumable Fuels — 16.8%

Anadarko Petroleum Corp.(1)	6,000,000	$374,520,000
Apache Corp.(1)	3,750,000	386,887,500
Chevron Corp.(1)	5,250,000	404,197,500
Exxon Mobil Corp.(1)	5,000,000	340,950,000
Hess Corp.	5,750,000	347,875,000
Occidental Petroleum Corp.(1)	5,000,000	406,750,000
Peabody Energy Corp.(1)	2,500,000	113,025,000
Total SA	3,750,000	240,862,286
XTO Energy, Inc.(1)	1,750,000	81,427,500

		$2,696,494,786

Pharmaceuticals — 6.0%

Abbott Laboratories(1)	4,500,000	$242,955,000
Bristol-Myers Squibb Co.(1)	5,000,000	126,250,000
Merck & Co., Inc.(1)	6,500,000	237,510,000
Pfizer, Inc.	19,500,000	354,705,000

		$961,420,000

Real Estate Investment Trusts (REITs) — 2.3%

AvalonBay Communities, Inc.(1)	2,000,000	$164,220,000
Boston Properties, Inc.(1)	1,300,000	87,191,000
Vornado Realty Trust(1)	1,800,000	125,892,000

		$377,303,000

See notes to financial statements

19

Large-Cap Value Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Road & Rail — 1.2%

Union Pacific Corp.(1)	3,000,000	$191,700,000

		$191,700,000

Semiconductors & Semiconductor Equipment — 1.5%

Applied Materials, Inc.(1)	7,500,000	$104,550,000
Intel Corp.(1)	6,750,000	137,700,000

		$242,250,000

Software — 1.7%

Microsoft Corp.(1)	6,000,000	$182,940,000
Oracle Corp.(1)	3,500,000	85,890,000

		$268,830,000

Specialty Retail — 3.9%

Best Buy Co., Inc.(1)	7,500,000	$295,950,000
Staples, Inc.(1)	8,000,000	196,720,000
TJX Companies, Inc. (The)(1)	3,500,000	127,925,000

		$620,595,000

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B(1)	3,000,000	$198,210,000

		$198,210,000

Total Common Stocks
(identified cost $13,171,434,401)		$15,855,925,318

Short-Term Investments — 7.0%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$183,948	$183,948,432
Eaton Vance Cash Collateral Fund, LLC, 0.16%(3)(4)	942,090	942,089,551

Total Short-Term Investments
(identified cost $1,126,037,983)		$1,126,037,983

Total Investments — 105.9%
(identified cost $14,297,472,384)		$16,981,963,301

Other Assets, Less Liabilities — (5.9)%		$(941,381,770)

Net Assets — 100.0%		$16,040,581,531

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	All or a portion of this security was on loan at December 31, 2009.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

20

Large-Cap Value Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value including $910,040,380 of securities on loan (identified cost, $13,171,434,401)	$15,855,925,318
Affiliated investments, at value (identified cost, $1,126,037,983)	1,126,037,983
Dividends receivable	22,295,618
Securities lending income receivable	87,835
Tax reclaims receivable	4,306,917

Total assets	$17,008,653,671

Liabilities

Collateral for securities loaned	$942,089,551
Payable for investments purchased	17,907,150
Payable to affiliates:
Investment adviser fee	7,618,631
Trustees’ fees	12,625
Accrued expenses	444,183

Total liabilities	$968,072,140

Net Assets applicable to investors’ interest in Portfolio	$16,040,581,531

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$13,355,881,714
Net unrealized appreciation	2,684,699,817

Total	$16,040,581,531

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $6,176,083)	$310,330,863
Securities lending income, net	3,445,874
Interest income allocated from affiliated investment	1,630,787
Expenses allocated from affiliated investment	(1,342,249)

Total investment income	$314,065,275

Expenses

Investment adviser fee	$71,996,188
Trustees’ fees and expenses	50,500
Custodian fee	1,768,369
Legal and accounting services	141,627
Miscellaneous	494,506

Total expenses	$74,451,190

Deduct —
Reduction of custodian fee	$13

Total expense reductions	$13

Net expenses	$74,451,177

Net investment income	$239,614,098

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,803,217,341)
Investment transactions allocated from affiliated investments	517,255
Foreign currency transactions	773,554
Capital gain distributions received	7,012,085

Net realized loss	$(1,794,914,447)

Change in unrealized appreciation (depreciation) —
Investments	$4,062,777,244
Foreign currency	207,864

Net change in unrealized appreciation (depreciation)	$4,062,985,108

Net realized and unrealized gain	$2,268,070,661

Net increase in net assets from operations	$2,507,684,759

See notes to financial statements

21

Large-Cap Value Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$239,614,098	$179,998,743
Net realized loss from investment and foreign currency transactions, and capital gain distributions received	(1,794,914,447)	(1,641,767,770)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	4,062,985,108	(2,513,555,252)

Net increase (decrease) in net assets from operations	$2,507,684,759	$(3,975,324,279)

Capital transactions —
Contributions	$4,946,010,376	$9,895,098,577
Withdrawals	(1,810,520,635)	(2,912,457,585)

Net increase in net assets from capital transactions	$3,135,489,741	$6,982,640,992

Net increase in net assets	$5,643,174,500	$3,007,316,713

Net Assets

At beginning of year	$10,397,407,031	$7,390,090,318

At end of year	$16,040,581,531	$10,397,407,031

See notes to financial statements

22

Large-Cap Value Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.60%	0.61%	0.62%†	0.63%†	0.65%†
Net investment income	1.91%	1.94%	1.59%	1.77%	1.59%
Portfolio Turnover	56%	61%	35%	52%	72%

Total Return	17.51%	(34.21)%	10.38%	19.26%	11.89%

Net assets, end of year (000’s omitted)	$16,040,582	$10,397,407	$7,390,090	$4,276,848	$2,090,791

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

23

Large-Cap Value Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Large-Cap Value Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 99.8% and 0.04%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

24

Large-Cap Value Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.600% from $2 billion up to $5 billion, 0.575% from $5 billion up to $10 billion, 0.555% from $10 billion up to $15 billion and 0.540% of average daily net assets of $15 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended December 31, 2009, the Portfolio’s investment

25

Large-Cap Value Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

adviser fee totaled $73,265,741 of which $1,269,553 was allocated from Cash Management and $71,996,188 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.58% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $10,426,270,686 and $6,809,013,028, respectively, for the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$14,511,380,454

Gross unrealized appreciation	$2,512,252,409
Gross unrealized depreciation	(41,669,562)

Net unrealized appreciation	$2,470,582,847

The net unrealized appreciation on foreign currency transactions at December 31, 2009 on a federal income tax basis was $208,900.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $2,252,288 for the year ended December 31, 2009. At December 31, 2009, the value of the securities loaned and the value of the collateral received amounted to $910,040,380 and $942,089,551, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

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Large-Cap Value Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,578,607,500	$—		$—	$1,578,607,500
Consumer Staples	460,550,000	291,201,539		—	751,751,539
Energy	2,831,862,500	240,862,286		—	3,072,724,786
Financials	3,763,993,000	—		—	3,763,993,000
Health Care	1,440,675,000	—		—	1,440,675,000
Industrials	1,732,725,500	—		—	1,732,725,500
Information Technology	1,406,425,000	92,060,493		—	1,498,485,493
Materials	719,270,000	—		—	719,270,000
Telecommunication Services	620,515,000	—		—	620,515,000
Utilities	677,177,500	—		—	677,177,500

Total Common Stocks	$15,231,801,000	$624,124,318	*	$—	$15,855,925,318

Short-Term Investments	$1,126,037,983	$—		$—	$1,126,037,983

Total Investments	$16,357,838,983	$624,124,318		$—	$16,981,963,301

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 17, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

27

Large-Cap Value Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-Cap
Value Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2010

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Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Large-Cap Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Large-Cap Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

30

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets of $15 billion and over. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

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Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

32

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

Matthew F. Beaudry 1/19/62	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR since 2006. Previously, Senior Vice President, Alliance Bernstein Investment Research and Management (2000-2006). Officer of 2 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

John D. Crowley 12/20/71	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Stephen J. Kaszynski 3/10/54	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR since 2008. Previously Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (2004-2007). Officer of 2 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 1999	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

33

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

173-2/10	GNCSRC

EATON VANCE REAL ESTATE FUND Annual Report December 31, 2009

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Real Estate Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	After an uncertain first quarter of 2009 in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]

    J. Scott Craig
 Portfolio Manager
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.
•	Real Estate Investment Trusts (REITs), as measured by the Dow Jones U.S. Select Real Estate Securities Index (the REITs index), posted strong results for the 12 months ending December 31, 2009, and outperformed both the S&P 500 and the Financial Select Sector ETF (XLF), traded on the New York Stock Exchange. This marked the 10th consecutive year in which REITs have outperformed other segments of the financials sector. Despite the strong annual performance of REIT stocks, there was tremendous volatility during the period. The REITs index declined approximately 34% in the first quarter of 2009, underperforming the S&P 500 Index and the financials sector. From April through December 2009, however, REITs then rallied sharply, rising approximately 95% and outperforming both the S&P 500 index and the sector.
•	The recovery in REIT share prices was largely due to the stabilization of the financial markets. At their low point in March, REIT valuations were at or near decade-low levels, based on their cash flow yields or on discounts to replacement costs. As the financial markets began to recover, REITs commenced their rally. For the year as a whole, REITs issued more than $20 billion in common equity and $11 billion in unsecured debt, strengthening REIT balance sheets and substantially reducing concerns about refinancing risk within the industry.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund[2] produced a solid double-digit return for the 12-month period ending December 31, 2009, but it slightly lagged its benchmark, the Dow Jones U.S. Select Real Estate Securities Index, as well as its Lipper peer group average, during that time frame.
•	The principal reason for the past year’s slight underperformance versus the REITs index was the Fund’s consistent bias toward larger-cap and higher-quality companies during a market environment in which the smaller-cap and lower-quality stocks represented in the index generally performed better.

Total Return Performance
12/31/08 – 12/31/09
Class I2	28.17%
Dow Jones U.S. Select Real Estate Securities Index[1]	29.01
S&P 500 Index[1]	26.47
Lipper Real Estate Funds Average[1]	30.34
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Fund shares are offered at net asset value. Absent an allocation of expenses to the administrator, the return would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Real Estate Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s lagging performance versus its benchmark was partially offset by several positive factors. In particular, the Fund had a greater weighting than the REITs index in the outperforming apartment sector, where security selection further added to the results. The Fund also was overweighted in the hotel sector, which outperformed the REITs index, and underweighted in health care, which underperformed.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition

Top 10 Holdings[1]
By net assets

Simon Property Group, Inc.	9.0%
Vornado Realty Trust	6.6
Public Storage, Inc.	6.3
AvalonBay Communities, Inc.	6.1
Equity Residential	5.0
Boston Properties, Inc.	4.7
Federal Realty Investment Trust	3.2
Highwoods Properties, Inc.	2.6
Host Hotels & Resorts, Inc.	2.5
Alexandria Real Estate Equities, Inc.	2.5

[1]	Top 10 Holdings represented 48.5% of the Fund’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/09. Excludes cash equivalents.

REITs – real estate investment trusts.

2

Eaton Vance Real Estate Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Class I shares of the Fund with that of the Dow Jones U.S. Select Real Estate Securities Index, a broad-based unmanaged market index, and the S&P 500 Index, a broad-based unmanaged market index used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of the Fund and the Dow Jones U.S. Select Real Estate Securities Index and the S&P 500 Index. The table includes the total returns of the Class I shares of the Fund at net asset value. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]
Share Class Symbol	EIREX

Average Annual Total Returns (at net asset value)	Class I
One Year	28.17%
Life of Fund†	-3.80

†	Inception Date — 4/28/06

[1]	Fund shares are offered at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class I

Gross Expense Ratio	7.99%
Net Expense Ratio	1.17

[2]	From the Fund’s prospectus dated 5/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper, Inc. Class I of the Fund commenced investment operations on 4/28/06. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

3

Eaton Vance Real Estate Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Real Estate Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class I	$1,000.00	$1,421.70	$7.02	**

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,019.40	$5.85	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

**	Absent an allocation of expenses to the administrator, expenses would be higher.

4

Eaton Vance Real Estate Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.5%

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.9%

Choice Hotels International, Inc.	370	$11,714
Marriott International, Inc., Class A	403	10,982

		$22,696

Other — 1.9%

CB Richard Ellis Group, Inc., Class A(1)	425	$5,767
Jones Lang LaSalle, Inc.	95	5,738

		$11,505

Real Estate Investment Trusts — 90.7%

Security	Shares	Value

Health Care — 8.9%

HCP, Inc.	405	$12,369
Health Care REIT, Inc.	325	14,404
Nationwide Health Properties, Inc.	380	13,368
Ventas, Inc.	280	12,247

		$52,388

Hotels & Resorts — 4.5%

DiamondRock Hospitality Co.	300	$2,541
Host Hotels & Resorts, Inc.(1)	1,250	14,587
Pebblebrook Hotel Trust(1)	175	3,852
Sunstone Hotel Investors, Inc.(1)	624	5,541

		$26,521

Industrial — 5.1%

AMB Property Corp.	485	$12,392
EastGroup Properties, Inc.	145	5,550
ProLogis	875	11,979

		$29,921

Mall — 11.2%

Macerich Co. (The)	220	$7,909
Simon Property Group, Inc.	662	52,827
Taubman Centers, Inc.	135	4,848

		$65,584

Office — 20.3%

Boston Properties, Inc.	410	$27,499
Brandywine Realty Trust	570	6,498
Corporate Office Properties Trust	215	7,875
Douglas Emmett, Inc.	500	7,125
Highwoods Properties, Inc.	450	15,008
Liberty Property Trust, Inc.	325	10,403
Mack-Cali Realty Corp.	175	6,050
Vornado Realty Trust	552	38,607

		$119,065

Residential — 19.6%

American Campus Communities, Inc.	490	$13,769
AvalonBay Communities, Inc.	437	35,882
BRE Properties, Inc.	220	7,278
Camden Property Trust	250	10,592
Equity Residential	860	29,051
Essex Property Trust, Inc.	95	7,947
Home Properties, Inc.	65	3,101
Mid-America Apartment Communities, Inc.	145	7,001

		$114,621

Shopping Center — 9.8%

Acadia Realty Trust	362	$6,107
Equity One, Inc.	280	4,528
Federal Realty Investment Trust	275	18,623
Kimco Realty Corp.	750	10,147
Regency Centers Corp.	375	13,147
Tanger Factory Outlet Centers	130	5,069

		$57,621

Specialty — 3.6%

Alexandria Real Estate Equities, Inc.	225	$14,465
Digital Realty Trust, Inc.	135	6,788

		$21,253

See notes to financial statements

5

Eaton Vance Real Estate Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Storage — 7.7%

Extra Space Storage, Inc.	260	$3,003
Public Storage, Inc.	455	37,060
U-Store-It Trust	650	4,758

		$44,821

Total Real Estate Investment Trusts		$531,795

Total Common Stocks
(identified cost $584,494)		$565,996

Short-Term Investments — 7.9%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$46	$46,147

Total Short-Term Investments
(identified cost $46,147)		$46,147

Total Investments — 104.4%
(identified cost $630,641)		$612,143

Other Assets, Less Liabilities — (4.4)%		$(25,603)

Net Assets — 100.0%		$586,540

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

REIT - Real Estate Investment Trust

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

6

Eaton Vance Real Estate Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $584,494)	$565,996
Affiliated investment, at value (identified cost, $46,147)	46,147
Receivable for Fund shares sold	7,357
Dividends receivable	2,096
Receivable for investments sold	2,240
Receivable from affiliate	5,485

Total assets	$629,321

Liabilities

Payable for investments purchased	$13,595
Due to custodian	251
Payable to affiliates:
Investment adviser fee	293
Administration fee	70
Trustees’ fees	129
Accrued expenses	28,443

Total liabilities	$42,781

Net Assets	$586,540

Sources of Net Assets

Paid-in capital	$731,408
Accumulated net realized loss	(126,383)
Accumulated undistributed net investment income	13
Net unrealized depreciation	(18,498)

Total	$586,540

Class I Shares

Net Assets	$586,540
Shares Outstanding	79,690
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.36

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $15)	$14,359
Interest income allocated from affiliated investment	84
Expenses allocated from affiliated investment	(68)

Total investment income	$14,375

Expenses

Investment adviser fee	$2,476
Administration fee	587
Trustees’ fees and expenses	515
Custodian fee	22,454
Transfer and dividend disbursing agent fees	182
Legal and accounting services	18,840
Printing and postage	11,024
Registration fees	20,445
Other professional fees	2,539
Miscellaneous	3,533

Total expenses	$82,595

Deduct —
Allocation of expenses to affiliate	$78,177

Total expense reductions	$78,177

Net expenses	$4,418

Net investment income	$9,957

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(68,182)
Capital gain distributions received	3,315

Net realized loss	$(64,867)

Change in unrealized appreciation (depreciation) —
Investments	$178,666

Net change in unrealized appreciation (depreciation)	$178,666

Net realized and unrealized gain	$113,799

Net increase in net assets from operations	$123,756

See notes to financial statements

7

Eaton Vance Real Estate Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$9,957	$9,566
Net realized loss from investment and foreign currency transactions, and capital gain distributions received	(64,867)	(60,884)
Net change in unrealized appreciation (depreciation) from investments	178,666	(143,554)

Net increase (decrease) in net assets from operations	$123,756	$(194,872)

Distributions to shareholders —
From net investment income	$(10,046)	$(9,552)
Tax return of capital	(4,729)	(1,194)

Total distributions to shareholders	$(14,775)	$(10,746)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$92,579	$—
Net asset value of shares issued to shareholders in payment of distributions declared	14,524	1,186
Cost of shares redeemed	(8)	—

Net increase in net assets from Fund share transactions	$107,095	$1,186

Net increase (decrease) in net assets	$216,076	$(204,432)

Net Assets

At beginning of year	$370,464	$574,896

At end of year	$586,540	$370,464

Accumulated undistributed net investment income included in net assets

At end of year	$13	$102

See notes to financial statements

8

Eaton Vance Real Estate Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
				Period Ended
	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$5.890	$9.180	$12.050	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.147	$0.153	$0.122	$0.093
Net realized and unrealized gain (loss)	1.516	(3.271)	(2.164)	2.287

Total income (loss) from operations	$1.663	$(3.118)	$(2.042)	$2.380

Less Distributions

From net investment income	$(0.131)	$(0.153)	$(0.113)	$(0.093)
From net realized gain	—	—	(0.656)	(0.237)
Tax return of capital	(0.062)	(0.019)	(0.059)	—

Total distributions	$(0.193)	$(0.172)	$(0.828)	$(0.330)

Net asset value — End of period	$7.360	$5.890	$9.180	$12.050

Total Return(3)	28.17%	(33.88)%	(17.33)%	23.80	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$587	$370	$575	$632
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.15%	1.15%	1.15%	1.15	%(7)
Net investment income	2.54%	1.78%	1.05%	1.24	%(7)
Portfolio Turnover	24%	37%	39%	21	%(5)

(1)	For the period from the start of business, April 28, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	During the period from the start of business, April 28, 2006, to December 31, 2006, the investment adviser reimbursed the Fund for expenses and unrealized losses attributable to an unauthorized sale of Fund shares. The reimbursement equaled approximately $0.010 per share and increased Class I’s total return by approximately 0.10% for the period from the start of business, April 28, 2006, to December 31, 2006.

(5)	Not annualized.

(6)	The administrator subsidized certain operating expenses (equal to 19.96%, 6.82%, 5.92% and 5.64% of average daily net assets for the years ended December 31, 2009, 2008 and 2007 and the period from the start of business, April 28, 2006, to December 31, 2006, respectively). Absent this subsidy, total return would be lower.

(7)	Annualized.

See notes to financial statements

9

Eaton Vance Real Estate Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Class I shares, which are offered at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $116,448 which will reduce its taxable income arising from future

10

Eaton Vance Real Estate Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($55,758) and December 31, 2017 ($60,690).

Additionally, at December 31, 2009, the Fund had a net capital loss of $272 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of substantially all of the distributions it receives from its investments in REITs, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$10,046	$9,552
Tax return of capital	$4,729	$1,194

11

Eaton Vance Real Estate Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(116,720)
Net unrealized depreciation	$(28,148)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended December 31, 2009, the Fund’s investment adviser fee totaled $2,542 of which $66 was allocated from Cash Management and $2,476 was paid or accrued directly by the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2009, the administration fee amounted to $587. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.15% annually of the Fund’s average daily net assets for Class I. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $78,177 of the Fund’s operating expenses for the year ended December 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $9 in sub-transfer agent fees.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $191,633 and $92,419, respectively, for the year ended December 31, 2009.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class I	2009	2008

Sales	14,885	—
Issued to shareholders electing to receive payments of distributions in Fund shares	1,939	210
Redemptions	(1)	—

	16,823	210

At December 31, 2009, EVM owned 72% of the outstanding shares of the Fund.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$640,291

Gross unrealized appreciation	$41,903
Gross unrealized depreciation	(70,051)

Net unrealized depreciation	$(28,148)

7   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

12

Eaton Vance Real Estate Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in REITs. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values and rental income, property taxes, interest rates and tax and regulatory requirements.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$565,996	$—	$—	$565,996
Short-Term Investments	46,147	—	—	46,147

Total Investments	$612,143	$—	$—	$612,143

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 23, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Eaton Vance Real Estate Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, April 28, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from the start of business, April 28, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 23, 2010

14

Eaton Vance Real Estate Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in February 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. The Fund designates approximately $263 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

15

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

16

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Real Estate Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with the Adviser for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

17

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

18

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

19

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Position(s)
	with the	Term of Office and	Principal Occupation(s)
Name and Date of Birth	Trust	Length of Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

20

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION CONT’D

Position(s)
	with the	Term of Office and	Principal Occupation(s)
Name and Date of Birth	Trust	Length of Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

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Investment Adviser and Administrator of Eaton Vance Real Estate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Real Estate Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2685-2/10	REFSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Nancy B. Tooke, CFA
Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending December 31, 2009, eight of the 10 sectors within the S&P SmallCap 600 Index (the Index) registered positive returns. Energy (+63%) and consumer discretionary (+52%) were the best-performing sectors for the period, followed by information technology (+48) and materials (+46%). In contrast, the telecommunication services sector was by far the worst performer (-43%), while the financials sector registered a more modest loss (-5%).
•	The Index’s best-performing industries for the year included real estate management & development, automobiles, internet & catalog retailers, paper & forest products, and energy equipment & services. Conversely, diversified telecommunication services, commercial banks, and thrifts & mortgage companies each registered losses in excess of 30% for the year.
•	Against this backdrop, the Fund[2] significantly out-performed its benchmark Index and bested its Lipper peer group by a more modest margin.[1] The primary driver of the Fund’s outperformance of the Index was an underweighting and strong stock selection in the financials sector, especially having minimal exposure to commercial bank stocks, which performed poorly.

Total Return Performance
12/31/08 - 12/31/09

Class A3	39.47%
Class B3	38.48
Class C3	38.39
Class I3	39.88
Class R3	17.21	*
S&P SmallCap 600 Index[1]	25.57
Lipper Small-Cap Core Funds Average[1]	31.90

*	Performance since share class inception on 8/3/09.

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Small- Cap Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares and Class R shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

1

Eaton Vance Small-Cap Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	In the materials sector, an overweighted allocation versus the Index was beneficial, given the group’s strong performance for the year. Stock selection within the sector - particularly in metals & mining — also contributed. An above-benchmark weighting and stock selection in the energy group further boosted relative performance, especially in oil, gas & consumable fuels. The information technology sector told a similar story, as the Fund’s overweighting and stock selection added value.
•	The acquisition of small companies was on the rise throughout the period. Two companies whose shares were held by the Fund were acquired during the year, giving a boost to its overall returns. We believe acquisition activity could continue to be an important driver of performance in the small-cap space.
•	On the downside, the Fund’s consumer discretionary investments detracted the most from performance, due to underweighting the sector and weak stock selection, especially in hotels, restaurants & leisure companies and specialty retailers. Stock selection among distributors, however, helped to mitigate the loss somewhat. While a significant overweighting to consumer staples was positive, weak stock selection in food and household products restrained returns in the sector.
•	Fund management continued to focus on stocks of companies with attractive growth prospects, sound financial fundamentals and competitive positions. We believe our proven, research-driven investment process and team, our steadfast focus on risk management and our valuation discipline can serve our shareholders well as we begin 2010.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings[1]

By net assets

Walter Energy, Inc.	2.2%
Alliant Techsystems, Inc.	2.2
CARBO Ceramics, Inc.	2.1
Kansas City Southern	2.1
Hanesbrands, Inc.	1.9
FLIR Systems, Inc.	1.9
Schweitzer-Mauduit International, Inc.	1.9
FTI Consulting, Inc.	1.9
Stratasys, Inc.	1.9
Martek Biosciences Corp.	1.9

[1]	Top 10 Holdings represented 20.0% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Small-Cap Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	ETEGX	EBSMX	ECSMX	EISGX	ERSGX

Average Annual Total Returns (at net asset value)
One Year	39.47%	38.48%	38.39%	39.88%	N.A.
Five Years	4.77	4.00	4.00	N.A.	N.A.
Ten Years	-1.32	N.A.	N.A.	N.A.	N.A.
Life of Fund†	7.35	3.04	2.67	-12.13	17.21	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	31.51%	33.48%	37.39%	39.88%	N.A.
Five Years	3.54	3.66	4.00	N.A.	N.A.
Ten Years	-1.90	N.A.	N.A.	N.A.	N.A.
Life of Fund†	6.86	3.04	2.67	-12.13	17.21	%††

†	Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02; Class I: 9/2/08; Class R: 8/3/09

††	Returns are cumulative since inception of the share class on 8/3/09.

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares and Class R shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Gross Expense Ratio Net	2.01%	2.76%	2.76%	1.76%	2.26%
Expense Ratio	1.51	2.26	2.26	1.26	1.76

[2]	Source: Prospectus dated 5/1/09, as supplemented. Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 1/2/97.

A $10,000 hypothetical investment at net asset value in Class B shares on 5/7/02 (commencement of operations), Class C shares on 5/3/02 (commencement of operations), Class I shares on 9/2/08 (commencement of operations) and Class R shares on 8/3/09 (commencement of operations) would have been valued at $12,582, $12,241, $8,421 and $11,721, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Small-Cap Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Small-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual*
Class A	$1,000.00	$1,275.70	$8.60	***
Class B	$1,000.00	$1,271.30	$12.88	***
Class C	$1,000.00	$1,271.70	$12.88	***
Class I	$1,000.00	$1,277.10	$7.17	***
Class R	$1,000.00	$1,172.10	$7.86	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	***
Class B	$1,000.00	$1,013.90	$11.42	***
Class C	$1,000.00	$1,013.90	$11.42	***
Class I	$1,000.00	$1,018.90	$6.36	***
Class R	$1,000.00	$1,016.40	$8.89	***

*	Class R had not commenced operations on July 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares,1.25% for Class I shares and 1.75% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B, Class C and Class I (to reflect the one-half year period) and by 151/365 for Class R (to reflect the period from commencement of operations on August 3, 2009 to December 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (July 31, 2009 for Class R). The Example reflects the expenses of both the Fund and the Portfolio.
**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.25% for Class I shares and 1.75% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (July 31, 2009 for Class R). The Example reflects the expenses of both the Fund and the Portfolio.
***	Absent an allocation of expenses to the administrator, the expenses would be higher.

4

Eaton Vance Small-Cap Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Small-Cap Portfolio, at value (identified cost, $73,792,559)	$88,876,489
Receivable for Fund shares sold	24,889,736
Receivable from affiliates	7,685

Total assets	$113,773,910

Liabilities

Payable for Fund shares redeemed	$58,102
Payable to affiliates:
Distribution and service fees	28,899
Administration fee	11,353
Trustees’ fees	125
Accrued expenses	72,590

Total liabilities	$171,069

Net Assets	$113,602,841

Sources of Net Assets

Paid-in capital	$117,743,514
Accumulated net realized loss from Portfolio	(19,233,611)
Accumulated undistributed net investment income	9,008
Net unrealized appreciation from Portfolio	15,083,930

Total	$113,602,841

Class A Shares

Net Assets	$54,950,057
Shares Outstanding	4,768,230
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.52
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.22

Class B Shares

Net Assets	$3,674,192
Shares Outstanding	320,015
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.48

Class C Shares

Net Assets	$15,030,168
Shares Outstanding	1,349,312
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.14

Class I Shares

Net Assets	$39,920,574
Shares Outstanding	3,357,688
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.89

Class R Shares

Net Assets	$27,850
Shares Outstanding	2,419
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.51

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $1,463)	$386,304
Interest allocated from Portfolio	16,726
Expenses allocated from Portfolio	(604,180)

Total investment loss from Portfolio	$(201,150)

Expenses

Administration fee	$102,790
Distribution and service fees
Class A	117,340
Class B	29,113
Class C	133,073
Class R	3
Trustees’ fees and expenses	500
Custodian fee	20,534
Transfer and dividend disbursing agent fees	170,136
Legal and accounting services	28,815
Printing and postage	47,889
Registration fees	72,774
Miscellaneous	13,657

Total expenses	$736,624

Deduct —
Allocation of expenses to affiliate	$201,399

Total expense reductions	$201,399

Net expenses	$535,225

Net investment loss	$(736,375)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(3,884,884)

Net realized loss	$(3,884,884)

Change in unrealized appreciation (depreciation) —
Investments	$28,713,256

Net change in unrealized appreciation (depreciation)	$28,713,256

Net realized and unrealized gain	$24,828,372

Net increase in net assets from operations	$24,091,997

See notes to financial statements

5

Eaton Vance Small-Cap Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(736,375)	$(391,399)
Net realized loss from investment transactions	(3,884,884)	(14,863,561)
Net change in unrealized appreciation (depreciation) from investments	28,713,256	(16,842,337)

Net increase (decrease) in net assets from operations	$24,091,997	$(32,097,297)

Distributions to shareholders —
From net realized gain
Class A	$—	$(734,559)
Class B	—	(152,006)
Class C	—	(181,946)

Total distributions to shareholders	$—	$(1,068,511)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$23,216,490	$72,374,702
Class B	940,257	2,150,789
Class C	9,604,798	10,579,127
Class I	36,735,977	2,060,491
Class R	27,979	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	645,852
Class B	—	133,973
Class C	—	124,300
Cost of shares redeemed
Class A	(23,791,818)	(20,511,862)
Class B	(622,787)	(907,966)
Class C	(7,144,556)	(1,742,577)
Class I	(731,560)	—
Class R	(1)	—
Net asset value of shares exchanged
Class A	236,661	91,442
Class B	(236,661)	(91,442)

Net increase in net assets from Fund share transactions	$38,234,779	$64,906,829

Net increase in net assets	$62,326,776	$31,741,021

	Year Ended	Year Ended
Net Assets	December 31, 2009	December 31, 2008

At beginning of year	$51,276,065	$19,535,044

At end of year	$113,602,841	$51,276,065

Accumulated undistributed net investment income included in net assets

At end of year	$9,008	$10,234

See notes to financial statements

6

Eaton Vance Small-Cap Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value – Beginning of year	$8.260	$14.230	$12.240	$10.620	$10.010

Income (Loss) From Operations

Net investment loss(1)	$(0.085)	$(0.100)	$(0.158)	$(0.138)	$(0.143)
Net realized and unrealized gain (loss)	3.345	(5.114)	2.627	1.758	0.753

Total income (loss) from operations	$3.260	$(5.214)	$2.469	$1.620	$0.610

Less Distributions

From net realized gain	$—	$(0.756)	$(0.479)	$—	$—

Total distributions	$—	$(0.756)	$(0.479)	$—	$—

Net asset value – End of year	$11.520	$8.260	$14.230	$12.240	$10.620

Total Return(2)	39.47%	(38.36)%	20.09%	15.25%	6.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$54,950	$38,811	$13,008	$7,636	$7,508
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.50%	1.70%	1.85%	2.00%	2.00%
Net investment loss	(0.91)%	(0.89)%	(1.13)%	(1.20)%	(1.45)%
Portfolio Turnover of the Portfolio	91%	94%	75%	103%	218%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.30%, 0.30%, 0.37%, 0.69% and 0.69% of average daily net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Small-Cap Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value – Beginning of year	$8.290	$14.380	$12.460	$10.890	$10.340

Income (Loss) From Operations

Net investment loss(1)	$(0.156)	$(0.209)	$(0.266)	$(0.230)	$(0.223)
Net realized and unrealized gain (loss)	3.346	(5.125)	2.665	1.800	0.773

Total income (loss) from operations	$3.190	$(5.334)	$2.399	$1.570	$0.550

Less Distributions

From net realized gain	$—	$(0.756)	$(0.479)	$—	$—

Total distributions	$—	$(0.756)	$(0.479)	$—	$—

Net asset value – End of year	$11.480	$8.290	$14.380	$12.460	$10.890

Total Return(2)	38.48%	(38.81)%	19.18%	14.42%	5.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,674	$2,624	$3,135	$2,465	$2,440
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.25%	2.45%	2.60%	2.75%	2.75%
Net investment loss	(1.66)%	(1.75)%	(1.89)%	(1.96)%	(2.20)%
Portfolio Turnover of the Portfolio	91%	94%	75%	103%	218%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.30%, 0.30%, 0.37%, 0.69% and 0.69% of average daily net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Small-Cap Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$8.040	$13.980	$12.120	$10.600	$10.060

Income (Loss) From Operations

Net investment loss(1)	$(0.153)	$(0.180)	$(0.258)	$(0.223)	$(0.218)
Net realized and unrealized gain (loss)	3.253	(5.004)	2.597	1.743	0.758

Total income (loss) from operations	$3.100	$(5.184)	$2.339	$1.520	$0.540

Less Distributions

From net realized gain	$—	$(0.756)	$(0.479)	$—	$—

Total distributions	$—	$(0.756)	$(0.479)	$—	$—

Net asset value — End of year	$11.140	$8.040	$13.980	$12.120	$10.600

Total Return(2)	38.39%	(38.78)%	19.22%	14.34%	5.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$15,030	$7,790	$3,392	$2,116	$1,950
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.25%	2.45%	2.60%	2.75%	2.75%
Net investment loss	(1.67)%	(1.66)%	(1.89)%	(1.95)%	(2.20)%
Portfolio Turnover of the Portfolio	91%	94%	75%	103%	218%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.30%, 0.30%, 0.37%, 0.69% and 0.69% of average daily net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Small-Cap Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008(1)

Net asset value — Beginning of period	$8.500	$14.120

Income (Loss) From Operations

Net investment income (loss)(2)	$(0.077)	$0.010
Net realized and unrealized gain (loss)	3.467	(5.630)

Total income (loss) from operations	$3.390	$(5.620)

Net asset value — End of period	$11.890	$8.500

Total Return(3)	39.88%	(39.80	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,921	$2,051
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.25%	1.25	%(8)
Net investment income (loss)	(0.73)%	0.34	%(8)
Portfolio Turnover of the Portfolio	91%	94	%(9)

(1)	For the period from the commencement of operations, September 2, 2008, to December 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator subsidized certain operating expenses (equal to 0.30% and 0.50% of average daily net assets for the year ended December 31, 2009 and period ended December 31, 2008, respectively). Absent this subsidy, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2008.

See notes to financial statements

10

Eaton Vance Small-Cap Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Period Ended
	December 31, 2009(1)

Net asset value — Beginning of period	$9.820

Income (Loss) From Operations

Net investment loss(2)	$(0.061)
Net realized and unrealized gain	1.751

Total income from operations	$1.690

Net asset value — End of period	$11.510

Total Return(3)	17.21	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.75	%(8)
Net investment loss	(1.36	)%(8)
Portfolio Turnover of the Portfolio	91	%(9)

(1)	For the period from the commencement of operations, August 3, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of Portfolio’s allocated expenses.

(6)	The administrator subsidized certain operating expenses (equal to 0.30% of average daily net assets for the period ended December 31, 2009). Absent this subsidy, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

See notes to financial statements

11

Eaton Vance Small-Cap Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (87.2% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $18,314,518 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($5,212,316) and December 31, 2017 ($13,102,202).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Small-Cap Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Long-term capital gains	$—	$1,068,511

During the year ended December 31, 2009, accumulated net investment loss was decreased by $735,149 and paid-in capital was decreased by $735,149 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(18,314,518)
Net unrealized appreciation	$14,173,845

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investment in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2009, the administration fee amounted to $102,790. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25%, 2.25%, 1.25% and 1.75% annually of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $201,399 of the Fund’s operating expenses for the year ended December 31, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $8,079 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,683 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

13

Eaton Vance Small-Cap Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $117,340 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $21,835 and $99,804 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $168,000 and $1,301,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the period ended December 31, 2009, the Fund paid or accrued to EVD $1, representing 0.25% (annualized) of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $7,278, $33,269 and $2 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $112, $2,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $30,622,875 and $16,800,153 respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

14

Eaton Vance Small-Cap Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	2,545,636	5,911,089
Issued to shareholders electing to receive payments of distributions in Fund shares	—	52,852
Redemptions	(2,499,219)	(2,190,143)
Exchange from Class B shares	25,403	8,454

Net increase	71,820	3,782,252

	Year Ended December 31,
Class B	2009	2008

Sales	97,176	174,170
Issued to shareholders electing to receive payments of distributions in Fund shares	—	10,866
Redemptions	(68,280)	(78,138)
Exchange to Class A shares	(25,398)	(8,409)

Net increase	3,498	98,489

	Year Ended December 31,
Class C	2009	2008

Sales	1,113,007	892,738
Issued to shareholders electing to receive payments of distributions in Fund shares	—	10,571
Redemptions	(732,192)	(177,461)

Net increase	380,815	725,848

	Year Ended	Period Ended
Class I	December 31, 2009	December 31, 2008(1)

Sales	3,181,991	241,294
Redemptions	(65,597)	—

Net increase	3,116,394	241,294

	Period Ended
Class R	December 31, 2009(2)

Sales	2,420
Redemptions	(1)

Net increase	2,419

(1)	Class I commenced operations on September 2, 2008.

(2)	Class R commenced operations on August 3, 2009.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 12, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Small-Cap Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Small-Cap
Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 12, 2010

16

Eaton Vance Small-Cap Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Small-Cap Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 2.2%

Alliant Techsystems, Inc.(1)	24,960	$2,203,219

		$2,203,219

Air Freight & Logistics — 0.8%

HUB Group, Inc., Class A(1)	28,880	$774,850

		$774,850

Auto Components — 1.8%

Dana Holding Corp.(1)	118,750	$1,287,250
Wonder Auto Technology, Inc.(1)	50,300	591,528

		$1,878,778

Beverages — 1.2%

Central European Distribution Corp.(1)	42,860	$1,217,653

		$1,217,653

Biotechnology — 1.9%

Martek Biosciences Corp.(1)	100,000	$1,894,000

		$1,894,000

Building Products — 1.8%

Armstrong World Industries, Inc.(1)	46,800	$1,821,924

		$1,821,924

Capital Markets — 3.5%

Affiliated Managers Group, Inc.(1)	27,300	$1,838,655
Artio Global Investors, Inc.(1)	42,730	1,089,188
Duff & Phelps Corp., Class A	32,900	600,754

		$3,528,597

Chemicals — 1.5%

Calgon Carbon Corp.(1)	107,230	$1,490,497

		$1,490,497

Commercial Banks — 0.3%

Iberiabank Corp.	3,310	$178,111
Sterling Bancshares, Inc.	18,490	94,854

		$272,965

Commercial Services & Supplies — 2.1%

Bowne & Co., Inc.	96,956	$647,666
Clean Harbors, Inc.(1)	25,240	1,504,557

		$2,152,223

Communications Equipment — 1.5%

Brocade Communications Systems, Inc.(1)	207,210	$1,581,012

		$1,581,012

Computers & Peripherals — 1.9%

Stratasys, Inc.(1)	110,005	$1,900,886

		$1,900,886

Construction & Engineering — 4.1%

Shaw Group, Inc. (The)(1)	53,420	$1,535,825
Sterling Construction Co., Inc.(1)	53,120	1,018,842
Tutor Perini Corp.(1)	88,380	1,597,910

		$4,152,577

Distributors — 1.6%

LKQ Corp.(1)	83,420	$1,634,198

		$1,634,198

Electronic Equipment, Instruments & Components — 5.1%

FLIR Systems, Inc.(1)	59,640	$1,951,421
National Instruments Corp.	52,090	1,534,050
Trimble Navigation, Ltd.(1)	68,300	1,721,160

		$5,206,631

Energy Equipment & Services — 4.6%

CARBO Ceramics, Inc.	31,610	$2,154,854
Dril-Quip, Inc.(1)	32,800	1,852,544
Superior Well Services, Inc.(1)	49,400	704,444

		$4,711,842

Food Products — 3.1%

Corn Products International, Inc.	52,460	$1,533,406
Ralcorp Holdings, Inc.(1)	26,770	1,598,437

		$3,131,843

See notes to financial statements

18

Small-Cap Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 3.7%

IDEXX Laboratories, Inc.(1)	28,450	$1,520,368
West Pharmaceutical Services, Inc.	17,945	703,444
Wright Medical Group, Inc.(1)	83,890	1,589,716

		$3,813,528

Health Care Providers & Services — 1.5%

VCA Antech, Inc.(1)	62,280	$1,552,018

		$1,552,018

Hotels, Restaurants & Leisure — 2.9%

Bally Technologies, Inc.(1)	37,970	$1,567,781
Scientific Games Corp., Class A(1)	97,620	1,420,371

		$2,988,152

Household Durables — 1.5%

Tempur-Pedic International, Inc.(1)	65,120	$1,538,786

		$1,538,786

Household Products — 1.6%

Church & Dwight Co., Inc.	27,605	$1,668,722

		$1,668,722

Insurance — 1.5%

HCC Insurance Holdings, Inc.	54,700	$1,529,959

		$1,529,959

IT Services — 3.4%

Euronet Worldwide, Inc.(1)	85,405	$1,874,640
ManTech International Corp., Class A(1)	32,220	1,555,581

		$3,430,221

Life Sciences Tools & Services — 1.5%

Bruker Corp.(1)	125,880	$1,518,113

		$1,518,113

Metals & Mining — 5.7%

Compass Minerals International, Inc.	27,600	$1,854,444
IAMGOLD Corp.	111,880	1,749,803
Walter Energy, Inc.	29,680	2,235,201

		$5,839,448

Multi-Utilities — 1.3%

CMS Energy Corp.	83,490	$1,307,453

		$1,307,453

Multiline Retail — 1.6%

Big Lots, Inc.(1)	57,440	$1,664,611

		$1,664,611

Oil, Gas & Consumable Fuels — 5.4%

Brigham Exploration Co.(1)	115,380	$1,563,399
Petrohawk Energy Corp.(1)	29,110	698,349
Range Resources Corp.	13,160	656,026
Rosetta Resources, Inc.(1)	64,050	1,276,516
SandRidge Energy, Inc.(1)	136,000	1,282,480

		$5,476,770

Paper & Forest Products — 2.5%

Clearwater Paper Corp.(1)	10,450	$574,437
Schweitzer-Mauduit International, Inc.	27,500	1,934,625

		$2,509,062

Personal Products — 1.6%

Mead Johnson Nutrition Co., Class A	37,854	$1,654,220

		$1,654,220

Pharmaceuticals — 3.4%

King Pharmaceuticals, Inc.(1)	137,200	$1,683,444
Perrigo Co.	45,880	1,827,859

		$3,511,303

Professional Services — 3.5%

FTI Consulting, Inc.(1)	40,850	$1,926,486
Robert Half International, Inc.	60,730	1,623,313

		$3,549,799

Road & Rail — 3.6%

Genesee & Wyoming, Inc., Class A(1)	47,350	$1,545,504
Kansas City Southern(1)	62,960	2,095,938

		$3,641,442

See notes to financial statements

19

Small-Cap Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.8%

Atheros Communications, Inc.(1)	24,630	$843,331
Cirrus Logic, Inc.(1)	135,980	927,384
Teradyne, Inc.(1)	176,002	1,888,502
Tessera Technologies, Inc.(1)	66,720	1,552,574
Varian Semiconductor Equipment Associates, Inc.(1)	20,790	745,945

		$5,957,736

Software — 3.1%

Sybase, Inc.(1)	40,429	$1,754,619
Synopsys, Inc.(1)	62,150	1,384,702

		$3,139,321

Specialty Retail — 2.5%

Advance Auto Parts, Inc.	25,510	$1,032,645
Jo-Ann Stores, Inc.(1)	42,040	1,523,529

		$2,556,174

Textiles, Apparel & Luxury Goods — 1.9%

Hanesbrands, Inc.(1)	81,194	$1,957,587

		$1,957,587

Total Common Stocks
(identified cost $82,314,332)		$100,358,120

Short-Term Investments — 1.6%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$1,612	$1,612,331

Total Short-Term Investments
(identified cost $1,612,331)		$1,612,331

Total Investments — 100.1%
(identified cost $83,926,663)		$101,970,451

Other Assets, Less Liabilities — (0.1)%		$(74,145)

Net Assets — 100.0%		$101,896,306

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

20

Small-Cap Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $82,314,332)	$100,358,120
Affiliated investment, at value (identified cost, $1,612,331)	1,612,331
Dividends receivable	37,803

Total assets	$102,008,254

Liabilities

Payable to affiliates:
Investment adviser fee	$64,247
Trustees’ fees	975
Accrued expenses	46,726

Total liabilities	$111,948

Net Assets applicable to investors’ interest in Portfolio	$101,896,306

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$83,852,518
Net unrealized appreciation	18,043,788

Total	$101,896,306

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $1,678)	$447,925
Interest allocated from affiliated investment	19,500
Expenses allocated from affiliated investment	(16,821)

Total investment income	$450,604

Expenses

Investment adviser fee	$581,024
Trustees’ fees and expenses	3,590
Custodian fee	54,773
Legal and accounting services	39,327
Miscellaneous	4,468

Total expenses	$683,182

Net investment loss	$(232,578)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(4,163,794)
Investment transactions allocated from affiliated investment	1,825

Net realized loss	$(4,161,969)

Change in unrealized appreciation (depreciation) —
Investments	$32,714,180

Net change in unrealized appreciation (depreciation)	$32,714,180

Net realized and unrealized gain	$28,552,211

Net increase in net assets from operations	$28,319,633

See notes to financial statements

21

Small-Cap Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(232,578)	$(107,873)
Net realized loss from investment transactions	(4,161,969)	(17,411,863)
Net change in unrealized appreciation (depreciation) from investments	32,714,180	(21,421,532)

Net increase (decrease) in net assets from operations	$28,319,633	$(38,941,268)

Capital transactions —
Contributions	$32,699,645	$90,182,261
Withdrawals	(20,893,853)	(28,127,386)

Net increase in net assets from capital transactions	$11,805,792	$62,054,875

Net increase in net assets	$40,125,425	$23,113,607

Net Assets

At beginning of year	$61,770,881	$38,657,274

At end of year	$101,896,306	$61,770,881

See notes to financial statements

22

Small-Cap Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.88%	0.97%	0.97%	1.07	%(2)	1.14	%(2)
Net investment loss	(0.29)%	(0.20)%	(0.26)%	(0.29)%		(0.59)%
Portfolio Turnover	91%	94%	75%	103%		218%

Total Return	40.31%	(37.89)%	21.13%	16.33%		7.02%

Net assets, end of year (000’s omitted)	$101,896	$61,771	$38,657	$25,863		$29,045

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006 and 2005, respectively).

See notes to financial statements

23

Small-Cap Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Small-Cap Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 87.2% and 2.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

24

Small-Cap Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended December 31, 2009, the Portfolio’s investment adviser fee totaled $596,878 of which $15,854 was allocated from Cash Management and $581,024 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.75% of the Portfolio’s average daily net assets.

25

Small-Cap Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $81,312,128 and $68,934,895, respectively, for the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$84,071,876

Gross unrealized appreciation	$19,492,542
Gross unrealized depreciation	(1,593,967)

Net unrealized appreciation	$17,898,575

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$100,358,120	$—	$—	$100,358,120
Short-Term Investments	1,612,331	—	—	1,612,331

Total Investments	$101,970,451	$—	$—	$101,970,451

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

7   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 12, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

26

Small-Cap Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Small-Cap Portfolio:
We have audited the accompanying statement of assets and liabilities of Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Small-Cap Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 12, 2010

27

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Small-Cap Portfolio (formerly, Small-Cap Growth Portfolio) (the “Portfolio”), the portfolio in which Eaton Vance Small-Cap Fund (formerly, Eaton Vance Small-Cap Growth Fund) (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

29

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc, and “Fox” refers to Fox Asset Management, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

31

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.
J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.
Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.
Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.
Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM and BMR.
Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.
Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.
J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM and BMR.
Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.
Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM and BMR.
Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.
Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and Small and Mid-Cap core portfolio manager with ForstmannLeff Associates (2004-2006). Officer of 3 registered investment companies managed by EVM or BMR.
Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.
Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

32

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)
Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.
Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Small-Cap Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

164-2/10	SCGSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2009

EATON VANCE SMALL-CAP VALUE FUND

A n n u a l R e p o r t D e c e m b e r 3 1 , 2 0 0 9 EATON VANCE SMALL-CAPVALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Value Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Gregory R. Greene, CFA
Lead Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.

•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small-and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this backdrop, the Fund outperformed its benchmark index — the Russell 2000 Value Index (the Index) — for the one-year period, while under-performing the average return of the funds in its Lipper peer group. The market rally during the second and third quarters of 2009 was generally led by what we considered “lower-quality” stocks—some with negative price-to-earnings ratios, lower market capitalizations or leveraged balance sheets. Our investment discipline precluded us from investing in such stocks; instead, we focused on higher-quality, stable businesses with consistent cash flow and strong balance sheets. Subsequently, in the fourth quarter, we saw our selectivity rewarded when the low-quality rally slowed and the Fund was able to make up lost ground.

•	Much of the Fund’s outperformance of the Index was attributable to its significantly smaller allocation to the financials sector — one of the poorest-performing sectors for the Index — and favorable stock selection among commercial banks and insurance companies. Relative performance was further boosted by security selection in the industrials sector, particularly in the machinery group, and in energy, most notably in energy equipment and services. Within information technology, strong results from two communications equipment holdings also contributed to the Fund’s outperformance.

Total Return Performance 12/31/08 – 12/31/09

Class A2	24.32%
Class B2	23.41
Class C2	23.38
Class I2	6.29	*
Russell 2000 Value Index[1]	20.58
Lipper Small-Cap Core Funds Average[1]	31.90

*	Performance is cumulative since share class inception on 10/1/09.

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

1

Eaton Vance Small-Cap Value Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The largest detractor from relative performance was a food products company whose stock price plummeted in February 2009 after announcing disappointing earnings. In health care, two Fund holdings in health care equipment and supplies were considerable detractors.

•	After 10 months of market recovery, we believe expectations will moderate during the next year, as will equity returns. The tailwinds of increased confidence and renewed, if muted, global growth must compete with the headwinds of massive world-wide debt, overcapacity and a pending reduction in stimulus. This push-pull effect may result in volatile sideways movements in the markets, as both positive and negative news drives changes in confidence, causing short-term fits and starts in market direction with little real net difference. As we seek to position the Fund accordingly for the future, we believe this should be an opportune environment to focus on companies with strong balance sheets, sustainable cash flow, proven track records and reasonable valuations.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Fund Composition

Top 10 Holdings[1]
By net assets
Washington Federal, Inc.	2.5%
Cleco Corp.	2.5
Brocade Communications Systems, Inc.	2.4
Senior Housing Properties Trust	2.4
MAXIMUS, Inc.	2.3
Carter’s, Inc.	2.3
Prosperity Bancshares, Inc.	2.2
Trustmark Corp.	2.2
Tanger Factory Outlet Centers	2.2
Teleflex, Inc.	2.1

[1]	Top 10 Holdings represented 23.1% of the Fund’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Small-Cap Value Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 2000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EAVSX	EBVSX	ECVSX	ESVIX

Average Annual Total Returns (at net asset value)
One Year	24.32%	23.41%	23.38%	N.A.
Five Years	2.09	1.35	1.34	N.A.
Life of Fund†	6.29	5.98	5.93	6.29	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	17.22%	18.41%	22.38%	N.A.
Five Years	0.89	1.03	1.34	N.A.
Life of Fund†	5.46	5.98	5.93	6.29	%††

†	Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02; Class I: 10/1/09

††	Performance is cumulative since share class inception.

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	2.27%	3.02%	3.02%	2.02%
Net Expense Ratio	1.65	2.40	2.40	1.40

[2]	Source: Prospectus dated 5/1/09, as supplemented 9/30/09. Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 6/28/02.

A $10,000 hypothetical investment at net asset value in Class B shares on 7/9/02 (commencement of operations), Class C shares on 7/3/02 (commencement of operations) and Class I shares on 10/1/09 (commencement of operations) would have been valued at $15,449, $15,408 and $10,629, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual*
Class A	$1,000.00	$1,240.70	$9.32	***
Class B	$1,000.00	$1,236.60	$13.53	***
Class C	$1,000.00	$1,236.30	$13.53	***
Class I	$1,000.00	$1,062.90	$3.64	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,016.89	$8.39	***
Class B	$1,000.00	$1,013.11	$12.18	***
Class C	$1,000.00	$1,013.11	$12.18	***
Class I	$1,000.00	$1,018.15	$7.12	***

*	Class I had not commenced operations as of July 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares and 1.40% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B and Class C (to reflect the one-half year period) and by 92/365 for Class I (to reflect the period from commencement of operations on October 1, 2009 to December 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (September 30, 2009 for Class I).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares and 1.40% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (September 30, 2009 for Class I).

***	Absent an allocation of expenses to the administrator, expenses would be higher.

4

Eaton Vance Small-Cap Value Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.9%

Security	Shares	Value

Auto Components — 1.3%

BorgWarner, Inc.	11,300	$375,386

		$375,386

Chemicals — 2.1%

RPM International, Inc.	29,200	$593,636

		$593,636

Commercial Banks — 8.1%

First Midwest Bancorp, Inc.	28,200	$307,098
Glacier Bancorp, Inc.	33,100	454,132
National Penn Bancshares, Inc.	53,200	308,028
Prosperity Bancshares, Inc.	15,900	643,473
Trustmark Corp.	28,500	642,390

		$2,355,121

Commercial Services & Supplies — 1.8%

Brink’s Co. (The)	21,400	$520,876

		$520,876

Communications Equipment — 2.4%

Brocade Communications Systems, Inc.(1)	92,800	$708,064

		$708,064

Construction & Engineering — 3.4%

Chicago Bridge & Iron Co. NV(1)	30,400	$614,688
Tutor Perini Corp.(1)	20,900	377,872

		$992,560

Containers & Packaging — 1.8%

AptarGroup, Inc.	14,800	$528,952

		$528,952

Electric Utilities — 5.6%

Cleco Corp.	26,300	$718,779
Portland General Electric Co.	20,300	414,323
Westar Energy, Inc.	21,700	471,324

		$1,604,426

Electrical Equipment — 3.2%

A.O. Smith Corp.	12,300	$533,697
General Cable Corp.(1)	13,600	400,112

		$933,809

Energy Equipment & Services — 5.0%

Bristow Group, Inc.(1)	12,800	$492,160
Exterran Holdings, Inc.(1)	21,800	467,610
Oil States International, Inc.(1)	12,700	498,983

		$1,458,753

Food & Staples Retailing — 1.1%

BJ’s Wholesale Club, Inc.(1)	9,400	$307,474

		$307,474

Food Products — 1.4%

TreeHouse Foods, Inc.(1)	10,300	$400,258

		$400,258

Health Care Equipment & Supplies — 3.6%

Teleflex, Inc.	11,500	$619,735
West Pharmaceutical Services, Inc.	10,400	407,680

		$1,027,415

Health Care Providers & Services — 2.0%

Owens & Minor, Inc.	13,800	$592,434

		$592,434

Hotels, Restaurants & Leisure — 1.7%

Jack in the Box, Inc.(1)	25,500	$501,585

		$501,585

Household Durables — 1.9%

Tupperware Brands Corp.	11,500	$535,555

		$535,555

Insurance — 4.1%

Argo Group International Holding, Ltd.(1)	9,200	$268,088
Aspen Insurance Holdings, Ltd.	20,600	524,270
Protective Life Corp.	24,200	400,510

		$1,192,868

See notes to financial statements

5

Eaton Vance Small-Cap Value Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 2.3%

MAXIMUS, Inc.	13,100	$655,000

		$655,000

Machinery — 11.1%

Barnes Group, Inc.	29,700	$501,930
Crane Co.	16,400	502,168
Gardner Denver, Inc.	14,300	608,465
Lincoln Electric Holdings, Inc.	8,700	465,102
Nordson Corp.	10,000	611,800
Wabtec Corp.	12,500	510,500

		$3,199,965

Metals & Mining — 1.5%

Walter Energy, Inc.	5,800	$436,798

		$436,798

Oil, Gas & Consumable Fuels — 2.0%

Comstock Resources, Inc.(1)	14,000	$567,980

		$567,980

Personal Products — 2.1%

Chattem, Inc.(1)	6,400	$597,120

		$597,120

Professional Services — 1.7%

Watson Wyatt Worldwide, Inc.	10,200	$484,704

		$484,704

Real Estate Investment Trusts (REITs) — 6.0%

Corporate Office Properties Trust	11,700	$428,571
Senior Housing Properties Trust	31,500	688,905
Tanger Factory Outlet Centers	16,000	623,840

		$1,741,316

Road & Rail — 2.7%

Arkansas Best Corp.	7,600	$223,668
Genesee & Wyoming, Inc., Class A(1)	12,600	411,264
Old Dominion Freight Line, Inc.(1)	5,000	153,500

		$788,432

Software — 2.9%

JDA Software Group, Inc.(1)	17,600	$448,272
NetScout Systems, Inc.(1)	27,600	404,064

		$852,336

Specialty Retail — 3.9%

Buckle, Inc. (The)	4,300	$125,904
Children’s Place Retail Stores, Inc. (The)(1)	12,100	399,421
Dick’s Sporting Goods, Inc.(1)	23,800	591,906

		$1,117,231

Textiles, Apparel & Luxury Goods — 3.5%

Carter’s, Inc.(1)	24,800	$651,000
Hanesbrands, Inc.(1)	15,000	361,650

		$1,012,650

Thrifts & Mortgage Finance — 5.7%

Astoria Financial Corp.	25,700	$319,451
First Niagara Financial Group, Inc.	43,300	602,303
Washington Federal, Inc.	38,100	736,854

		$1,658,608

Total Common Stocks
(identified cost $22,642,686)		$27,741,312

Short-Term Investments — 4.1%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/4/10	$1,178	$1,178,160

		$1,178,160

Total Short-Term Investments
(identified cost $1,178,160)		$1,178,160

Total Investments — 100.0%
(identified cost $23,820,846)		$28,919,472

Other Assets, Less Liabilities — 0.0%		$(12,980)

Net Assets — 100.0%		$28,906,492

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

6

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $23,820,846)	$28,919,472
Receivable for Fund shares sold	41,348
Dividends receivable	33,609
Receivable from affiliate	33,662

Total assets	$29,028,091

Liabilities

Payable for Fund shares redeemed	$24,101
Payable to affiliates:
Investment adviser fee	23,831
Administration fee	3,575
Distribution and service fees	12,347
Trustees’ fees	326
Accrued expenses	57,419

Total liabilities	$121,599

Net Assets	$28,906,492

Sources of Net Assets

Paid-in capital	$27,528,691
Accumulated net realized loss	(3,713,692)
Accumulated net investment loss	(7,133)
Net unrealized appreciation	5,098,626

Net Assets	$28,906,492

Class A Shares

Net Assets	$18,471,189
Shares Outstanding	1,498,776
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.32
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.07

Class B Shares

Net Assets	$2,277,190
Shares Outstanding	189,437
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.02

Class C Shares

Net Assets	$8,055,510
Shares Outstanding	672,242
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.98

Class I Shares

Net Assets	$102,603
Shares Outstanding	8,324
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.33

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends	$408,114

Total investment income	$408,114

Expenses

Investment adviser fee	$212,568
Administration fee	31,885
Distribution and service fees
Class A	33,216
Class B	20,506
Class C	59,088
Trustees’ fees and expenses	1,379
Custodian fee	38,667
Transfer and dividend disbursing agent fees	51,652
Legal and accounting services	26,867
Printing and postage	20,714
Registration fees	61,015
Miscellaneous	11,486

Total expenses	$569,043

Deduct —
Allocation of expenses to affiliate	$157,233
Reduction of custodian fee	29

Total expense reductions	$157,262

Net expenses	$411,781

Net investment loss	$(3,667)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$287,708
Capital gain distributions received	236

Net realized gain	$287,944

Change in unrealized appreciation (depreciation) —
Investments	$4,725,810

Net change in unrealized appreciation (depreciation)	$4,725,810

Net realized and unrealized gain	$5,013,754

Net increase in net assets from operations	$5,010,087

See notes to financial statements

7

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(3,667)	$(38,732)
Net realized gain (loss) from investment transactions and capital gain distributions received	287,944	(3,665,705)
Net change in unrealized appreciation (depreciation) from investments	4,725,810	(2,240,016)

Net increase (decrease) in net assets from operations	$5,010,087	$(5,944,453)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$8,691,440	$7,460,169
Class B	556,447	570,784
Class C	3,799,398	3,044,481
Class I	100,114	—
Cost of shares redeemed
Class A	(4,582,611)	(4,462,951)
Class B	(670,005)	(1,263,715)
Class C	(2,059,790)	(2,200,142)
Class I	(1,100)	—
Net asset value of shares exchanged
Class A	167,161	317,195
Class B	(167,161)	(317,195)

Net increase in net assets from Fund share transactions	$5,833,893	$3,148,626

Net increase (decrease) in net assets	$10,843,980	$(2,795,827)

Net Assets

At beginning of year	$18,062,512	$20,858,339

At end of year	$28,906,492	$18,062,512

Accumulated net investment loss included in net assets

At end of year	$(7,133)	$(6,688)

See notes to financial statements

8

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.910	$13.500	$14.970	$14.850	$14.240

Income (Loss) From Operations

Net investment income (loss)(1)	$0.027	$0.018	$(0.033)	$(0.042)	$(0.065)
Net realized and unrealized gain (loss)	2.383	(3.608)	0.430	2.110	0.675

Total income (loss) from operations	$2.410	$(3.590)	$0.397	$2.068	$0.610

Less Distributions

From net realized gain	$—	$—	$(1.802)	$(1.948)	$—
Tax return of capital	—	—	(0.065)	—	—

Total distributions	$—	$—	$(1.867)	$(1.948)	$—

Net asset value — End of year	$12.320	$9.910	$13.500	$14.970	$14.850

Total Return(2)	24.32%	(26.59)%	2.31%	13.92%	4.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,471	$11,005	$11,131	$10,931	$10,284
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.65%	1.65%	1.68%	1.75%	1.75%
Net investment income (loss)	0.26%	0.15%	(0.21)%	(0.27)%	(0.45)%
Portfolio Turnover	48%	76%	49%	51%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The administrator subsidized certain operating expenses (equal to 0.74%, 0.62%, 0.41%, 0.31% and 0.57% of average daily net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.740	$13.370	$14.960	$14.950	$14.430

Income (Loss) From Operations

Net investment loss(1)	$(0.046)	$(0.080)	$(0.152)	$(0.162)	$(0.175)
Net realized and unrealized gain (loss)	2.326	(3.550)	0.429	2.120	0.695

Total income (loss) from operations	$2.280	$(3.630)	$0.277	$1.958	$0.520

Less Distributions

From net realized gain	$—	$—	$(1.802)	$(1.948)	$—
Tax return of capital	—	—	(0.065)	—	—

Total distributions	$—	$—	$(1.867)	$(1.948)	$—

Net asset value — End of year	$12.020	$9.740	$13.370	$14.960	$14.950

Total Return(2)	23.41%	(27.15)%	1.50%	13.10%	3.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,277	$2,122	$4,037	$4,915	$4,905
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.40%	2.40%	2.43%	2.50%	2.50%
Net investment loss	(0.46)%	(0.66)%	(0.98)%	(1.02)%	(1.20)%
Portfolio Turnover	48%	76%	49%	51%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The administrator subsidized certain operating expenses (equal to 0.74%, 0.62%, 0.41%, 0.31% and 0.57% of average daily net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.720	$13.330	$14.910	$14.910	$14.400

Income (Loss) From Operations

Net investment loss(1)	$(0.049)	$(0.075)	$(0.151)	$(0.161)	$(0.175)
Net realized and unrealized gain (loss)	2.309	(3.535)	0.438	2.109	0.685

Total income (loss) from operations	$2.260	$(3.610)	$0.287	$1.948	$0.510

Less Distributions

From net realized gain	$—	$—	$(1.802)	$(1.948)	$—
Tax return of capital	—	—	(0.065)	—	—

Total distributions	$—	$—	$(1.867)	$(1.948)	$—

Net asset value — End of year	$11.980	$9.720	$13.330	$14.910	$14.910

Total Return(2)	23.38%	(27.16)%	1.57%	13.06%	3.54%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,056	$4,936	$5,690	$5,986	$5,501
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.40%	2.40%	2.43%	2.50%	2.50%
Net investment loss	(0.49)%	(0.63)%	(0.97)%	(1.01)%	(1.20)%
Portfolio Turnover of the Fund	48%	76%	49%	51%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The administrator subsidized certain operating expenses (equal to 0.74%, 0.62%, 0.41%, 0.31% and 0.57% of average daily net assets for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

11

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	December 31, 2009(1)

Net asset value — Beginning of period	$11.600

Income (Loss) From Operations

Net investment income(2)	$0.008
Net realized and unrealized gain	0.722

Total income from operations	$0.730

Net asset value — End of period	$12.330

Total Return(3)	6.29	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$103
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.40	%(7)
Net investment income	0.28	%(7)
Portfolio Turnover	48	%(8)

(1)	For the period from the start of business, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The administrator subsidized certain operating expenses (equal to 0.74% of average daily net assets for the period ended December 31, 2009). Absent this subsidy, total return would be lower.

(7)	Annualized.

(8)	For the year ended December 31, 2009.

See notes to financial statements

12

Eaton Vance Small-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,695,742 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($2,456,427) and December 31, 2017 ($1,239,315).

13

Eaton Vance Small-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any.) Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2009, accumulated net realized loss was decreased by $3,620, accumulated net investment loss was decreased by $3,222 and paid-in capital was decreased by $6,842 due to differences between book and tax accounting, primarily for net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(3,695,742)
Net unrealized appreciation	$5,073,543

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable

14

Eaton Vance Small-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

monthly. For the year ended December 31, 2009, the investment adviser fee amounted to $212,568 or 1.00% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), an affiliate of EVM. BMR pays Fox a portion of its investment advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2009, the administration fee amounted to $31,885. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.65%, 2.40%, 2.40% and 1.40% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $157,233 of the Fund’s operating expenses for the year ended December 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $3,405 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,588 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $33,216 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $15,379 and $44,316 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,000 and $647,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $5,127 and $14,772 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and

15

Eaton Vance Small-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $3,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $16,565,414 and $9,394,661, respectively, for the year ended December 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	845,149	637,432
Redemptions	(473,260)	(376,096)
Exchange from Class B shares	16,650	24,590

Net increase	388,539	285,926

	Year Ended December 31,
Class B	2009	2008

Sales	57,083	48,051
Redemptions	(68,447)	(107,279)
Exchange to Class A shares	(17,005)	(24,932)

Net decrease	(28,369)	(84,160)

	Year Ended December 31,
Class C	2009	2008

Sales	379,222	272,121
Redemptions	(214,886)	(191,023)

Net increase	164,336	81,098

	Period Ended
Class I	December 31, 2009(1)

Sales	8,418
Redemptions	(94)

Net increase	8,324

(1)	Class I commenced operations on October 1, 2009.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$23,845,929

Gross unrealized appreciation	$5,489,857
Gross unrealized depreciation	(416,314)

Net unrealized appreciation	$5,073,543

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

16

Eaton Vance Small-Cap Value Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$27,741,312	$—	$—	$27,741,312
Short-Term Investments	—	1,178,160	—	1,178,160

Total Investments	$27,741,312	$1,178,160	$—	$28,919,472

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

17

Eaton Vance Small-Cap Value Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Small-Cap
Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

18

Eaton Vance Small-Cap Value Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

20

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Small-Cap Value Fund (the “Fund”) with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Fox Asset Management LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research and similar services to the Fund and whose responsibilities include supervising the Sub-adviser. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board also reviewed information regarding the personnel of the Sub-adviser who provide services to the Fund and noted the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

21

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that Eaton Vance Management and the Sub-adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

22

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

23

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

24

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

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Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management LLC
331 Newman Springs Road
Red Bank, NJ 07701

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Small-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1303-2/10	SCVSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2009

EATON VANCE SPECIAL EQUITIES FUND

EatonvanceInvestmentManagersAnnualReportDecember31,2009EATONVANCESPECIALEQUITIESFUNE

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Special Equities Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Nancy B. Tooke, CFA
Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]

•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.

•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending December 31, 2009, eight of the 10 sectors within the S&P SmallCap 600 Index (the Index) registered positive returns. Energy (+63%) and consumer discretionary (+52%) were the best-performing sectors for the period, followed by information technology (+48) and materials (+46%). In contrast, the telecommunication services sector was by far the worst performer (-43%), while the financials sector registered a more modest loss (-5%).

•	Best-performing industries for the year included real estate management & development, automobiles, internet & catalog retailers, paper & forest products, and energy equipment & services. Conversely, diversified telecommunication services, commercial banks, and thrifts & mortgage companies each registered losses in excess of 30% for the year.

•	Against this backdrop, the Fund[2] widely outperformed its primary benchmark Index and its Lipper peer group. The primary driver of the Fund’s outperformance of the Index was an underweighting and strong stock selection in the financials sector, especially having minimal exposure to commercial bank stocks, which performed poorly. Favorable stock selection and a sector overweighting in energy also made a significant contribution to the Fund’s performance versus the Index.

Total Return Performance
12/31/08 – 12/31/09

Class A3	35.08%
Class B3	34.16
Class C3	34.02
S&P SmallCap 600 Index[1]	25.57
Lipper Small-Cap Core Funds Average[1]	31.90
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Special Equities Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

1

Eaton Vance Special Equities Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Security selection and a sizable underweighting in the health care sector provided a further boost to relative performance, as did an overweighted allocation to the strong-performing materials sector. Favorable sector positioning in utilities and information technology also bolstered the Fund’s comparative results.

•	The acquisition of small companies was on the rise throughout the period. A company whose shares were held by the Fund was acquired during the year, giving a boost to its overall returns. We believe acquisition activity could continue to be an important driver of performance in the small-cap space.

•	On the downside, the Fund’s consumer discretionary investments detracted the most from relative performance, due mainly to underperforming stock selection, especially in the hotels and restaurants industry and, to a lesser extent, in specialty retail. Maintaining an overweighting in the distributors group, however, offset some of the overall downside in the sector. Inopportune stock selection in the consumer staples sector, particularly within the food products and household products industries, also detracted from the Fund’s relative results.

•	Fund management continued to focus on stocks of companies with attractive growth prospects, sound financial fundamentals and competitive industry positions. We believe our research-driven investment process, our portfolio management team, our steadfast focus on risk management and our valuation discipline can serve our shareholders well as we begin 2010.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1

By net assets

IAMGOLD Corp.	2.5%
CARBO Ceramics, Inc.	2.2
Hanesbrands, Inc.	2.1
Kansas City Southern	2.1
FLIR Systems, Inc.	2.1
Church & Dwight Co., Inc.	2.1
Harris Corp.	2.0
Mead Johnson Nutrition Co., Class A	2.0
Sybase, Inc.	2.0
Perrigo Co.	1.9

[1]	Top 10 Holdings represented 21.0% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Special Equities Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVSEX	EMSEX	ECSEX

Average Annual Total Returns (at net asset value)

One Year	35.08%	34.16%	34.02%
Five Years	3.66	2.88	2.88
Ten Years	-2.77	-3.50	-3.48
Life of Fund†	6.92	3.90	3.94
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	27.33%	29.16%	33.02%
Five Years	2.44	2.52	2.88
Ten Years	-3.34	-3.50	-3.48
Life of Fund†	6.77	3.90	3.94

†	Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.43%	2.18%	2.18%

[2]	Source: Prospectus dated 5/1/09.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 4/22/68.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 12/31/99 would have been valued at $6,999 and $7,016, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Special Equities Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Special Equities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,279.60	$8.56
Class B	$1,000.00	$1,274.30	$12.84
Class C	$1,000.00	$1,274.30	$12.84

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.58
Class B	$1,000.00	$1,013.90	$11.37
Class C	$1,000.00	$1,013.90	$11.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Class A shares, 2.24% for Class B shares and 2.24% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects expenses of both the Fund and the Portfolio.

4

Eaton Vance Special Equities Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Special Equities Portfolio, at value (identified cost, $55,076,421)	$67,430,140
Receivable for Fund shares sold	25,334
Interest receivable	1,469

Total assets	$67,456,943

Liabilities

Payable for Fund shares redeemed	$57,144
Payable to affiliates:
Distribution and service fees	19,248
Trustees’ fees	125
Accrued expenses	81,364

Total liabilities	$157,881

Net Assets	$67,299,062

Sources of Net Assets

Paid-in capital	$99,776,396
Accumulated net realized loss from Portfolio	(44,831,931)
Accumulated undistributed net investment income	878
Net unrealized appreciation from Portfolio	12,353,719

Total	$67,299,062

Class A Shares

Net Assets	$58,962,253
Shares Outstanding	4,586,246
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.86
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.64

Class B Shares

Net Assets	$1,406,611
Shares Outstanding	112,996
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.45

Class C Shares

Net Assets	$6,930,198
Shares Outstanding	556,630
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.45

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $1,596)	$394,488
Interest allocated from Portfolio	6,313
Miscellaneous income	17,274
Expenses allocated from Portfolio	(467,598)

Total investment loss from Portfolio	$(49,523)

Expenses

Distribution and service fees
Class A	$129,884
Class B	13,014
Class C	60,076
Trustees’ fees and expenses	500
Custodian fee	21,744
Transfer and dividend disbursing agent fees	166,104
Legal and accounting services	35,785
Printing and postage	36,570
Registration fees	45,886
Miscellaneous	10,552

Total expenses	$520,115

Net investment loss	$(569,638)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(7,804,342)

Net realized loss	$(7,804,342)

Change in unrealized appreciation (depreciation) —
Investments	$26,127,499

Net change in unrealized appreciation (depreciation)	$26,127,499

Net realized and unrealized gain	$18,323,157

Net increase in net assets from operations	$17,753,519

See notes to financial statements

5

Eaton Vance Special Equities Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(569,638)	$(627,505)
Net realized loss from investment transactions	(7,804,342)	(21,670,626)
Net change in unrealized appreciation (depreciation) from investments	26,127,499	(25,420,521)

Net increase (decrease) in net assets from operations	$17,753,519	$(47,718,652)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,275,254	$68,639,626
Class B	128,774	1,346,505
Class C	1,305,958	7,868,588
Cost of shares redeemed
Class A	(17,061,041)	(28,616,097)
Class B	(390,521)	(772,360)
Class C	(2,103,426)	(1,389,881)
Net asset value of shares exchanged
Class A	142,546	298,130
Class B	(142,546)	(298,130)

Net increase (decrease) in net assets from Fund share transactions	$(10,845,002)	$47,076,381

Net increase (decrease) in net assets	$6,908,517	$(642,271)

Net Assets

At beginning of year	$60,390,545	$61,032,816

At end of year	$67,299,062	$60,390,545

Accumulated undistributed net investment income included in net assets

At end of year	$878	$7,034

See notes to financial statements

6

Eaton Vance Special Equities Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value — Beginning of year	$9.520	$16.420	$13.440	$11.490		$10.740

Income (Loss) From Operations

Net investment loss(1)	$(0.091)	$(0.114)	$(0.126)	$(0.083)		$(0.132)
Net realized and unrealized gain (loss)	3.431	(6.786)	3.106	2.033		0.882

Total income (loss) from operations	$3.340	$(6.900)	$2.980	$1.950		$0.750

Net asset value — End of year	$12.860	$9.520	$16.420	$13.440		$11.490

Total Return(2)	35.08%	(42.02)%	22.17%	16.97%		6.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$58,962	$52,978	$54,931	$40,700		$38,627
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.57%	1.43%	1.39%	1.42	%(5)	1.76%
Net investment loss	(0.87)%	(0.80)%	(0.82)%	(0.66)%		(1.24)%
Portfolio Turnover of the Portfolio	77%	95%	72%	98%		207%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

7

Eaton Vance Special Equities Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value — Beginning of year	$9.280	$16.140	$13.310	$11.460		$10.800

Income (Loss) From Operations

Net investment loss(1)	$(0.164)	$(0.224)	$(0.239)	$(0.177)		$(0.212)
Net realized and unrealized gain (loss)	3.334	(6.636)	3.069	2.027		0.872

Total income (loss) from operations	$3.170	$(6.860)	$2.830	$1.850		$0.660

Net asset value — End of year	$12.450	$9.280	$16.140	$13.310		$11.460

Total Return(2)	34.16%	(42.50)%	21.26%	16.14%		6.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,407	$1,452	$2,362	$2,130		$2,624
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.32%	2.18%	2.14%	2.17	%(5)	2.51%
Net investment loss	(1.62)%	(1.59)%	(1.57)%	(1.43)%		(1.99)%
Portfolio Turnover of the Portfolio	77%	95%	72%	98%		207%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

8

Eaton Vance Special Equities Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value — Beginning of year	$9.290	$16.130	$13.310	$11.460		$10.800

Income (Loss) From Operations

Net investment loss(1)	$(0.165)	$(0.205)	$(0.238)	$(0.176)		$(0.212)
Net realized and unrealized gain (loss)	3.325	(6.635)	3.058	2.026		0.872

Total income (loss) from operations	$3.160	$(6.840)	$2.820	$1.850		$0.660

Net asset value — End of year	$12.450	$9.290	$16.130	$13.310		$11.460

Total Return(2)	34.02%	(42.41)%	21.19%	16.14%		6.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,930	$5,961	$3,739	$2,115		$2,191
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.32%	2.18%	2.14%	2.17	%(5)	2.51%
Net investment loss	(1.62)%	(1.52)%	(1.56)%	(1.42)%		(1.99)%
Portfolio Turnover of the Portfolio	77%	95%	72%	98%		207%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

9

Eaton Vance Special Equities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Special Equities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $44,794,543 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010 ($15,356,582), December 31, 2016 ($7,702,298) and December 31, 2017 ($21,735,663).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a

10

Eaton Vance Special Equities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2009, accumulated net investment loss was decreased by $563,482 and paid-in capital was decreased by $563,482 due to differences between book and tax accounting for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(44,794,543)
Net unrealized appreciation	$12,317,209

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $6,705 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,955 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $129,884 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount

11

Eaton Vance Special Equities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $9,760 and $45,057 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $337,000 and $2,033,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $3,254 and $15,019 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $4,200, $9,000 and $2,600 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $6,242,309 and $17,658,648, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	711,897	4,482,190
Redemptions	(1,706,850)	(2,282,823)
Exchange from Class B shares	14,619	21,053

Net increase (decrease)	(980,334)	2,220,420

	Year Ended December 31,
Class B	2009	2008

Sales	11,832	87,468
Redemptions	(40,166)	(55,978)
Exchange to Class A shares	(15,030)	(21,506)

Net increase (decrease)	(43,364)	9,984

	Year Ended December 31,
Class C	2009	2008

Sales	131,337	526,493
Redemptions	(216,532)	(116,469)

Net increase (decrease)	(85,195)	410,024

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

12

Eaton Vance Special Equities Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

13

Special Equities Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

14

Special Equities Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.8%

Security	Shares	Value

Aerospace & Defense — 1.7%

Alliant Techsystems, Inc.(1)	13,050	$1,151,924

		$1,151,924

Air Freight & Logistics — 0.8%

HUB Group, Inc., Class A(1)	20,460	$548,942

		$548,942

Auto Components — 1.3%

Dana Holding Corp.(1)	81,600	$884,544

		$884,544

Beverages — 1.2%

Central European Distribution Corp.(1)	27,770	$788,946

		$788,946

Building Products — 1.5%

Armstrong World Industries, Inc.(1)	25,600	$996,608

		$996,608

Capital Markets — 2.6%

Affiliated Managers Group, Inc.(1)	15,130	$1,019,005
Artio Global Investors, Inc.(1)	28,050	714,995

		$1,734,000

Chemicals — 2.7%

Calgon Carbon Corp.(1)	60,305	$838,240
Ecolab, Inc.	21,640	964,711

		$1,802,951

Commercial Services & Supplies — 2.3%

Clean Harbors, Inc.(1)	16,870	$1,005,621
RR Donnelley & Sons Co.	25,580	569,666

		$1,575,287

Communications Equipment — 3.6%

Brocade Communications Systems, Inc.(1)	133,150	$1,015,935
Harris Corp.	29,010	1,379,425

		$2,395,360

Computers & Peripherals — 1.7%

Stratasys, Inc.(1)	67,310	$1,163,117

		$1,163,117

Construction & Engineering — 2.9%

Jacobs Engineering Group, Inc.(1)	13,200	$496,452
Shaw Group, Inc. (The)(1)	17,110	491,912
Tutor Perini Corp.(1)	55,370	1,001,090

		$1,989,454

Diversified Financial Services — 0.7%

CIT Group, Inc.(1)	17,580	$485,384

		$485,384

Electronic Equipment, Instruments & Components — 5.3%

FLIR Systems, Inc.(1)	42,850	$1,402,052
National Instruments Corp.	35,740	1,052,543
Trimble Navigation, Ltd.(1)	45,110	1,136,772

		$3,591,367

Energy Equipment & Services — 4.4%

CARBO Ceramics, Inc.	21,930	$1,494,968
Dril-Quip, Inc.(1)	17,620	995,178
Superior Well Services, Inc.(1)	32,470	463,022

		$2,953,168

Food Products — 3.3%

Corn Products International, Inc.	38,600	$1,128,278
Ralcorp Holdings, Inc.(1)	17,830	1,064,629

		$2,192,907

Health Care Equipment & Supplies — 2.2%

IDEXX Laboratories, Inc.(1)	19,110	$1,021,238
West Pharmaceutical Services, Inc.	12,000	470,400

		$1,491,638

Health Care Providers & Services — 1.5%

VCA Antech, Inc.(1)	40,020	$997,298

		$997,298

See notes to financial statements

15

Special Equities Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.9%

Bally Technologies, Inc.(1)	25,300	$1,044,637
Scientific Games Corp., Class A(1)	62,100	903,555

		$1,948,192

Household Durables — 1.3%

Tempur-Pedic International, Inc.(1)	37,200	$879,036

		$879,036

Household Products — 2.1%

Church & Dwight Co., Inc.	22,954	$1,387,569

		$1,387,569

Insurance — 1.5%

HCC Insurance Holdings, Inc.	35,760	$1,000,207

		$1,000,207

Internet Software & Services — 2.9%

Akamai Technologies, Inc.(1)	32,010	$810,813
VeriSign, Inc.(1)	47,880	1,160,611

		$1,971,424

IT Services — 3.2%

Euronet Worldwide, Inc.(1)	52,160	$1,144,912
ManTech International Corp., Class A(1)	21,170	1,022,088

		$2,167,000

Life Sciences Tools & Services — 0.7%

Bruker Corp.(1)	41,950	$505,917

		$505,917

Media — 0.5%

Arbitron, Inc.	14,439	$338,161

		$338,161

Metals & Mining — 5.5%

Compass Minerals International, Inc.	14,520	$975,599
IAMGOLD Corp.	106,380	1,663,783
Walter Energy, Inc.	13,967	1,051,855

		$3,691,237

Multi-Utilities — 1.0%

CMS Energy Corp.	41,130	$644,096

		$644,096

Multiline Retail — 1.7%

Big Lots, Inc.(1)	40,710	$1,179,776

		$1,179,776

Oil, Gas & Consumable Fuels — 6.4%

Brigham Exploration Co.(1)	76,090	$1,031,020
Petrohawk Energy Corp.(1)	20,360	488,436
Pioneer Natural Resources Co.	22,790	1,097,794
Range Resources Corp.	24,290	1,210,857
SandRidge Energy, Inc.(1)	54,400	512,992

		$4,341,099

Paper & Forest Products — 1.8%

Schweitzer-Mauduit International, Inc.	17,490	$1,230,421

		$1,230,421

Personal Products — 2.0%

Mead Johnson Nutrition Co., Class A	30,572	$1,335,996

		$1,335,996

Pharmaceuticals — 3.7%

Endo Pharmaceuticals Holdings, Inc.(1)	16,910	$346,824
King Pharmaceuticals, Inc.(1)	75,110	921,600
Perrigo Co.	31,580	1,258,147

		$2,526,571

Professional Services — 3.5%

FTI Consulting, Inc.(1)	23,780	$1,121,465
Robert Half International, Inc.	39,900	1,066,527
Verisk Analytics, Inc., Class A(1)	4,990	151,097

		$2,339,089

Road & Rail — 2.9%

Genesee & Wyoming, Inc., Class A(1)	16,250	$530,400
Kansas City Southern(1)	42,650	1,419,818

		$1,950,218

See notes to financial statements

16

Special Equities Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 6.4%

Analog Devices, Inc.	34,720	$1,096,458
Cirrus Logic, Inc.(1)	89,810	612,504
Teradyne, Inc.(1)	100,189	1,075,028
Tessera Technologies, Inc.(1)	43,790	1,018,993
Varian Semiconductor Equipment Associates, Inc.(1)	15,050	539,994

		$4,342,977

Software — 3.4%

Sybase, Inc.(1)	30,364	$1,317,798
Synopsys, Inc.(1)	43,200	962,496

		$2,280,294

Specialty Retail — 2.6%

Advance Auto Parts, Inc.	21,800	$882,464
Jo-Ann Stores, Inc.(1)	23,340	845,842

		$1,728,306

Textiles, Apparel & Luxury Goods — 2.1%

Hanesbrands, Inc.(1)	58,925	$1,420,682

		$1,420,682

Total Common Stocks
(identified cost $53,597,440)		$65,951,163

Short-Term Investments — 3.0%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	1,986	$1,985,511

Total Short-Term Investments
(identified cost $1,985,511)		$1,985,511

Total Investments — 100.8%
(identified cost $55,582,951)		$67,936,674

Other Assets, Less Liabilities — (0.8)%		$(506,508)

Net Assets — 100.0%		$67,430,166

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

17

Special Equities Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $53,597,440)	$65,951,163
Affiliated investment, at value (identified cost, $1,985,511)	1,985,511
Dividends receivable	28,993

Total assets	$67,965,667

Liabilities

Payable for investments purchased	$450,514
Payable to affiliates:
Investment adviser fee	34,828
Trustees’ fees	705
Accrued expenses	49,454

Total liabilities	$535,501

Net Assets applicable to investors’ interest in Portfolio	$67,430,166

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$55,076,443
Net unrealized appreciation	12,353,723

Total	$67,430,166

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $1,596)	$394,488
Interest income allocated from affiliated investment	6,313
Expenses allocated from affiliated investment	(5,510)

Total investment income	$395,291

Expenses

Investment adviser fee	$367,455
Trustees’ fees and expenses	2,896
Custodian fee	44,186
Legal and accounting services	44,056
Miscellaneous	3,495

Total expenses	$462,088

Net investment loss	$(66,797)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,800,965)
Investment transactions allocated from affiliated investment	(3,380)

Net realized loss	$(7,804,345)

Change in unrealized appreciation (depreciation) —
Investments	$26,127,509

Net change in unrealized appreciation (depreciation)	$26,127,509

Net realized and unrealized gain	$18,323,164

Net increase in net assets from operations	$18,256,367

See notes to financial statements

18

Special Equities Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment loss	$(66,797)	$(113,733)
Net realized loss from investment transactions	(7,804,345)	(21,670,634)
Net change in unrealized appreciation (depreciation) from investments	26,127,509	(25,420,526)

Net increase (decrease) in net assets from operations	$18,256,367	$(47,204,893)

Capital transactions —
Contributions	$6,242,309	$78,082,493
Withdrawals	(17,658,648)	(31,464,586)

Net increase (decrease) in net assets from capital transactions	$(11,416,339)	$46,617,907

Net increase (decrease) in net assets	$6,840,028	$(586,986)

Net Assets

At beginning of year	$60,590,138	$61,177,124

At end of year	$67,430,166	$60,590,138

See notes to financial statements

19

Special Equities Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.79%	0.79%	0.79%	0.82	%(2)	0.88%
Net investment loss	(0.11)%	(0.16)%	(0.22)%	(0.07)%		(0.36)%
Portfolio Turnover	77%	95%	72%	98%		207%

Total Return	36.12%	(41.63)%	22.90%	17.67%		7.91%

Net assets, end of year (000’s omitted)	$67,430	$60,590	$61,177	$45,039		$43,702

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

20

Special Equities Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is provide growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Special Equities Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or

21

Special Equities Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended December 31, 2009, the Portfolio’s investment adviser fee totaled $372,638 of which $5,183 was allocated from Cash Management and $367,455 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to

22

Special Equities Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $44,313,116 and $56,252,807, respectively, for the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$55,600,593

Gross unrealized appreciation	$13,837,189
Gross unrealized depreciation	(1,501,108)

Net unrealized appreciation	$12,336,081

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$65,951,163	$—	$—	$65,951,163
Short-Term Investments	1,985,511	—	—	1,985,511

Total Investments	$67,936,674	$—	$—	$67,936,674

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

7   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

23

Special Equities Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Special Equities Portfolio:
We have audited the accompanying statement of assets and liabilities of Special Equities Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Equities Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

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Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Special Equities Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Special Equities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

26

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

27

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

28

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

29

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and Small- and Mid-Cap Core Portfolio Manager with ForstmanLeff Associates (2004-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

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Investment Adviser of Special Equities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Special Equities Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

172-2/10	SESRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling
1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Balanced Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Emerging Markets Fund, Eaton Vance Equity Asset Allocation Fund, Eaton Vance Greater India Fund, Eaton Vance Institutional Short-Term Income Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Small-Cap Value Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are the series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables represent the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2008 and December 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$25,875	$23,290

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$15,530	$15,530

All Other Fees(3)	0	2,500

Total	$41,405	$42,870

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$25,875	$23,290

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	0	2,500

Total	$34,675	$36,140

Eaton Vance Emerging Markets Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$12,720	$10,135

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,190	$6,190

All Other Fees(3)	0	1,500

Total	$18,910	$19,375

Eaton Vance Equity Asset Allocation Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$28,335	$25,770

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$18,630	$18,630

All Other Fees(3)	0	2,500

Total	$46,965	$48,450

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$14,640	$12,055

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,190	$6,190

All Other Fees(3)	0	1,500

Total	$20,830	$21,295

Eaton Vance Institutional Short-Term Income Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$33,135	$31,150

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,310	$6,310

All Other Fees(3)	$361	$2,500

Total	$39,806	$41,510

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$10,865	$8,280

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$10,350	$10,350

All Other Fees(3)	0	2,500

Total	$21,215	$22,680

Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$11,260	$8,675

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,770	$6,770

All Other Fees(3)	0	1,500

Total	$18,030	$18,495

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$16,555	$13,970

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	0	1,500

Total	$25,355	$25,820

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$14,485	$11,900

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$5,930	$5,930

All Other Fees(3)	0	2,500

Total	$20,415	$21,880

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$19,665	$17,080

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	0	1,500

Total	$28,465	$28,930

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$21,545	$18,960

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,770	$6,770

All Other Fees(3)	0	2,500

Total	$28,315	$29,780

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$25,875	$23,290

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	0	1,500

Total	$34,675	$35,140

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/08	12/31/08	11/30/09	12/31/09

Audit Fees	$32,070	$282,565	$47,600	$227,845

Audit-Related Fees(1)	$0	$0	0	$20,150

Tax Fees(2)	$9,600	$130,270	$12,950	$117,870

All Other Fees	$0	$0	$5,000	$26,500

Total	$41,670	$412,835	$65,550	$392,365

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During each of the fiscal years ended December 31, 2008 and December 31, 2009, each Fund was billed $40,000, by D&T for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/08	12/31/08	11/30/09	12/31/09

Registrant(1)	$9,600	$130,270	$17,950	$164,520

Eaton Vance(2)	$345,473	$345,473	$260,717	$288,295

(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: February 16, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer
Date: February 16, 2010

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: February 16, 2010